1933 Act No. 333-37453 1940 Act No. 811-08413

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 Form N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 96	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]
Amendment No. 95	[X]

EVERGREEN EQUITY TRUST
(Exact Name of Registrant as Specified in Charter)
200 Berkeley Street, Boston, Massachusetts 02116-5034
(Address of Principal Executive Offices)
(617) 210-3200
(Registrant's Telephone Number)

The Corporation Trust Company
1209 Orange Street
Wilmington, Delaware 19801
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:
[X] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant  to  paragraph  (a)(i)
[ ] on (date) pursuant  to paragraph  (a)(i)
[ ] 75 days after filing pursuant to paragraph  (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:
[ ]  this post-effective amendment designates a new effective date for a previously filed post-effective amendment

This Post-Effective Amendment relates solely to the Evergreen Asset Allocation Fund.  Information contained in the Registrant’s Registration Statement relating to any other series of the Registrant is neither amended nor superseded hereby.

EVERGREEN EQUITY TRUST

POST-EFFECTIVE AMENDMENT NO. 96

TO

REGISTRATION STATEMENT

This Post-Effective Amendment No. 96 to Registrant's Registration Statement
No. 333-37453/811-08413 consists of the following pages, items of information and documents:

The Facing Sheet

PART A

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    Prospectus for Classes A, B, C and I shares of Evergreen Asset Allocation Fund, as supplemented from time to time, is contained herein.

Prospectus for Class R shares of Evergreen Asset Allocation Fund, as supplemented from time to time, is contained herein

PART B

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Statement of Additional Information for Evergreen Asset Allocation Fund, as supplemented from time to time, is contained herein.

PART C

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Exhibits

Persons Controlled by or Under Common Control with Registrant

Indemnification

Business and Other Connections of Investment Advisor

Principal Underwriter

Location of Accounts and Records

Management Services

Undertakings

Notice

Signatures

EVERGREEN EQUITY TRUST

PART A

EVERGREEN ASSET ALLOCATION FUND
CLASSES A, B, C AND I

Prospectus, May 1, 2006

Evergreen
Balanced Funds

Evergreen Asset Allocation Fund
Class A
Class B
Class C
Class I

The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

FUND RISK/RETURN SUMMARY:

Overview of Fund Risks
Evergreen Asset Allocation Fund

GENERAL INFORMATION:

The Fund's Investment Advisor
The Fund's Portfolio Manager
Calculating the Share Price
How to Choose an Evergreen Fund
How to Choose the Share Class That Best Suits You
How To Reduce or Eliminate Your Sales Charge
How to Buy Shares
How to Redeem Shares
Other Services
The Tax Consequences of Investing in the Fund; Distributions
More Information about the Fund's Fees and Expenses
Financial Highlights
Other Fund Practices
Description of Underlying Funds
Index Descriptions

Fund Summary Key

The Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL

What is the Fund's financial goal? You can find information about how the Fund seeks to achieve its investment goal by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment goal without a shareholder vote.

INVESTMENT STRATEGY

How does the Fund go about trying to meet its goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

RISK FACTORS

What are the principal risks for an investor in the Fund?

PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years?

FEES AND EXPENSES

How much does it cost to invest in the Fund? What is the difference between sales charges and expenses?

Overview of Fund Risks

Evergreen Asset Allocation Fund

typically relies on:

  investing all of its assets in Asset Allocation Trust, a mutual fund managed by Grantham, Mayo, Van Otterloo & Co. LLC (GMO), which in turn invests in some or all of the underlying funds listed below. As investment advisor to Asset Allocation Trust, GMO determines the allocation of the Fund's indirect investments among the underlying funds.

The underlying funds to which the Fund may indirectly have exposure include:

U.S. Equity Funds

  U.S. Core Equity Fund
  U.S. Quality Equity Fund
  U.S. Value Fund
  U.S. Intrinsic Value Fund
  U.S. Growth Fund
  Real Estate Fund
  U.S. Small/Mid Cap Value Fund
  U.S. Small/Mid Cap Growth Fund

Fixed Income Funds

  Domestic Bond Fund
  Core Plus Bond Fund
  International Bond Fund
  Currency Hedged International Bond Fund
  Global Bond Fund
  Emerging Country Debt Fund
  Short-Duration Investment Fund
  Inflation Indexed Bond Fund
  Short-Duration Collateral Fund
  Short-Duration Collateral Share Fund
  World Opportunity Overlay Fund

International Equity Funds

  International Core Equity Fund
  International Intrinsic Value Fund
  International Growth Equity Fund
  Currency Hedged International Equity Fund
  Foreign Fund
  Foreign Small Companies Fund
  International Small Companies Fund
  Emerging Markets Fund
  Emerging Countries Fund
  Emerging Markets Quality Fund
  Global Growth Fund
  Developed World Stock Fund

Asset Allocation Funds

  Alpha Only Fund

may be appropriate for investors who:

  are seeking a diversified long-term investment offering both current income and the potential for capital growth.

At any time, the Fund may have investment exposure to some or all of the underlying funds.

Following this overview, you will find information on the Fund's specific investment strategies and risks.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal;
  not a deposit with a bank;
  not insured, endorsed or guaranteed by the FDIC or any government agency; and
  subject to investment risks, including possible loss of your original investment.

Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

A significant risk of the Fund is that one or more underlying funds will not perform as expected. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying funds. Following are some of the most important risk factors that may affect the underlying funds. Other factors may be described in the discussion following this overview:

Stock Market Risk

Your investment in a Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield, total return earned on, and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield, total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well.

Interest Rate Risk

When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Fund invests in debt securities or stocks purchased primarily for dividend income, and interest rates rise, then the value of your investment may decline. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by a Fund, the more the Fund is subject to interest rate risk.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and midsized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and midsized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and midsized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for a Fund to establish or close out a position in these securities at prevailing market prices.

Foreign Investment Risk

Since the Fund invests in non-U.S. securities, it is exposed to certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which the Fund invests could adversely affect the value of, dividend yield of and total return earned on your investment. In addition, if the value of any foreign currency in which a Fund's investments are denominated declines relative to the U.S. dollar, the dividend yield of, the total return earned on and the value of your investment in a Fund may decline as well. Certain foreign countries have less developed, less liquid and less regulated securities markets and accounting systems than the U.S. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected.

Credit Risk

The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. Since the Fund invests in debt securities, then the value of your investment may decline if an issuer fails to pay an obligation on a timely basis. If the credit quality of a Fund's investments deteriorates or is perceived to deteriorate, the value of those investments could drop and the value of the Fund's shares could drop. A Fund may also be subject to credit risk to the extent it engages in financial transactions with third parties, such as repurchase agreements or dollar rolls. These transactions are subject to the risk that a third party may be unwilling or unable to honor its financial obligations to the Fund.

Investment Style Risk

Different types of securities -- such as growth style or value style securities -- tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Emerging Market Risk

A Fund may invest in securities of companies in "emerging market" countries, which entails special risks. Emerging countries may rely on international trade and could be adversely affected by the economic conditions in the countries with which they trade. The risks of investing in emerging markets also include greater political and economic uncertainties than in developed foreign markets, the risk of nationalization, diplomatic developments (including war), social instability, currency transfer restrictions, and a more limited number of potential buyers for investments. Such countries may experience high levels of inflation or deflation and currency devaluation. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Investments in emerging markets are considered to be speculative and may be highly volatile.

Derivatives Risk

The Fund may use derivatives, which are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies, currency exchange rates, commodities, related indexes or other assets. The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks including market risk and the credit risk of the counterparty to the derivatives contract. Derivative transactions typically involve leverage and may be highly volatile. When a Fund uses a derivative instrument, it could lose more than the principal amount invested. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indexes they are designed to hedge or to closely track, and the risk that a derivative transaction may not have the effect the Fund's investment adviser anticipated. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may also increase the amount of taxes payable by shareholders.

Leverage Risk

A Fund's portfolio may borrow money temporarily to meet redemption requests and/or to settle investment transactions. A Fund may also enter into reverse repurchase agreements and invest in other derivatives to enhance its investment return, which may result in leverage. Leverage may disproportionately increase a Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Asset Allocation Fund

FUND FACTS:

Goal:

·  Total Return

Principal Investment:

·  GMO-Managed Mutual Funds which invest in U.S. and Foreign Equity and Debt Securities (through Asset Allocation Trust)

Classes of Shares Offered in this Prospectus:

·  Class A

·  Class B

·  Class C

·  Class I

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

NASDAQ Symbols:

·  EAAFX (Class A)

·  EABFX (Class B)

·  EACFX (Class C)

·  EAIFX (Class I)

Distribution Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks total return.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund seeks total return greater than the GMO Global Balanced Index, a composite benchmark computed by GMO. The Fund invests all of its investable assets in Asset Allocation Trust, which invests its assets in GMO-managed mutual funds ("underlying funds") that invest in U.S. and foreign equity securities (including both growth and value style equities and equities of any market capitalization), U.S. and foreign fixed income instruments and, from time to time, other alternative asset classes. Asset Allocation Trust is wholly owned by the Fund. The Fund will typically be nearly fully exposed to equity and fixed income securities through its indirect investment in the underlying funds. The underlying funds in which the Fund indirectly invests primarily consist of GMO International Equity Funds (including one or more of the GMO Emerging Markets Funds), GMO Fixed Income Funds, GMO U.S. Equity Funds and GMO Alpha Only Fund. For more information regarding the underlying funds, see “Description of Underlying Funds” at the back of this prospectus.

Asset Allocation Trust may also invest in certain other investments, including cash or various cash equivalents, such as money market instruments, and other short-term instruments, including notes, certain short-term asset-backed securities, certificates of deposit, commercial paper, banker's acceptances, bank deposits, U.S. government securities or shares of registered investment companies.

GMO uses proprietary research and quantitative models to determine the choice and weighting of the underlying funds. These models use rolling multi-year forecasts of relative value and risk among the asset classes (e.g., U.S. equity, international equity, emerging markets, and fixed income) in which the underlying funds invest.

GMO shifts investments in the underlying funds in response to changes in GMO's investment outlook and market valuations and to accommodate cash flows and intends to expose at least 25% of Asset Allocation Trust’s assets to fixed income investments and at least 25% of Asset Allocation Trust’s assets to equity investments.

RISK FACTORS

Your investment in the Fund is subject to the risks of the underlying funds discussed in the “Overview of Fund Risks” on page 2 under the headings:

  Stock Market Risk
  Interest Rate Risk
  Market Capitalization Risk
  Foreign Investment Risk
  Credit Risk
  Investment Style Risk
  Emerging Market Risk
  Derivatives Risk
  Leverage Risk

In addition, the Fund is subject to fund-of-funds risk. The Fund is exposed to the risk that one or more underlying funds will not perform as expected or will underperform other similar funds or that the combinations of underlying funds selected by GMO will not perform as it expected. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying funds. The Fund will also indirectly bear a proportionate share of the total fund operating expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other fund expenses) of the underlying funds in which Asset Allocation Trust invests, as well as any purchase premiums or redemption fees charged by such underlying funds. Since GMO will receive fees from the underlying funds, GMO has a financial incentive to invest the assets of Asset Allocation Trust in underlying funds with higher fees, despite the investment interests of Asset Allocation Trust. GMO is legally obligated to disregard that incentive in selecting shares of the underlying funds.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices." For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

PERFORMANCE

The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

The table below shows the percentage gain or loss for the Class A shares of the Fund in each full calendar year since the Class A shares' inception on 7/29/1996. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

Year-by-Year Total Return for Class A Shares (%) 1

1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
	16.05	4.38	10.97	7.39	3.74	0.54	24.91	12.05	7.85

Best Quarter:	2nd Quarter 2003	+ 12.82%
Worst Quarter:	3rd Quarter 1998	- 7.89%[1]
Year-to-date total return as of 3/31/2006 is +3.58%.

The next table shows the Fund’s average annual total return by class over the past one- and five-year periods and since inception, including applicable sales charges. The after-tax returns shown are for Class A, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the S&P 500 Index (S&P 500), Lehman Brothers Aggregate Bond Index (LBABI), Morgan Stanley Capital International All Country World Index ex-U.S. Index (MSCI ACWI ex-US) and GMO Global Balanced Index (GMOGBI). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees and expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2005) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 7/29/1996
Class A	7/29/1996	1.66%	8.21%	N/A	9.77%
Class A	7/29/1996	0.73%	7.00%	N/A	7.57%
(after taxes on distributions) [2]
Class A	7/29/1996	1.59%	6.37%	N/A	7.17%
(after taxes on distributions and sale of Fund shares) [2]
Class B	10/3/2002	2.08%	8.76%	N/A	10.22%
Class C	10/3/2002	6.10%	9.05%	N/A	10.22%
Class I	10/3/2002	8.11%	9.71%	N/A	10.58%
GMOGBI		5.98%	3.66%	N/A	8.28%
S&P 500		4.91%	0.54%	N/A	9.23%
LBABI		2.43%	5.87%	N/A	6.73%
MSCI ACWI exUS		16.62%	6.27%	N/A	6.71%

1.  Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A. Historical performance for Class A prior to 10/3/2002 is based on the performance of Class III of the Fund's predecessor fund, GMO Global Balanced Allocation Fund. Expenses of the GMO Fund were lower than the expenses the Fund incurs, in part because the GMO Fund did not pay 12b-1 fees. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If the GMO Fund had incurred expenses at the same rate as the Fund does, the performance shown in the table above would have been lower. See "Underlying Fund Information -- Adjusted Average Annual Total Return."

2.  The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. More detailed information regarding the Shareholder Fees shown in the table below can be found under the sections of this prospectus entitled "How to Choose the Share Class that Best Suits You" and "How to Reduce or Eliminate Your Sales Charge." Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2005.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%[3]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

3.  Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C	Class I
Management Fees [4]	0.35%	0.35%	0.35%	0.35%
12b-1 Fees	0.30%	1.00%	1.00%	0.00%
Other Expenses	0.28%	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses [5]	0.93%	1.63%	1.63%	0.63%

4.  Restated to reflect current fees.

5.  Because the Fund invests primarily in the Asset Allocation Trust, the Fund will incur fees and expenses indirectly as a shareholder of the underlying funds. The amount of such indirect expenses at December 31, 2005 is estimated to be 0.50%; this amount is not included in the Annual Fund Operating Expenses listed above. Actual indirect expenses for the fiscal year ending December 31, 2006 will vary depending on the particular underlying funds in which the Asset Allocation Trust invests. The Fund incurs no expense for its investment in Asset Allocation Trust. For more information regarding the expenses of the underlying funds, see "Underlying Fund Information -- Total Direct and Indirect Expenses."

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 664	$ 666	$ 266	$ 64	$ 166	$ 166
3 years	$ 854	$ 814	$ 514	$ 202	$ 514	$ 514
5 years	$ 1,060	$ 1,087	$ 887	$ 351	$ 887	$ 887
10 years	$ 1,652	$ 1,746	$ 1,933	$ 786	$ 1,746	$ 1,933

UNDERLYING FUND INFORMATION

The Fund’s shareholders indirectly bear the expenses of the underlying funds in which the Fund indirectly invests. The following chart shows the expense ratio for each of the underlying funds as of 2/28/2006, as well as the percentage of the Fund’s net assets indirectly invested in each underlying fund as of 12/31/2005.

Underlying Fund Expenses

Underlying Fund	Expense Ratio	Percentage of Fund's Net Assets [6]
GMO Core Plus Bond Fund	0.37%	18.7%
GMO U.S. Core Equity Fund	0.37%	17.5%
GMO International Growth Equity Fund	0.67%	9.4%
GMO International Intrinsic Value Fund	0.63%	9.4%
GMO U.S. Quality Equity Fund	0.44%	7.9%
GMO Alpha Only Fund	0.69%	6.6%
GMO Emerging Markets Fund	1.00%	4.8%
GMO Emerging Markets Quality Fund	0.64%	3.9%
GMO Domestic Bond Fund	0.17%	3.8%
GMO Currency Hedged International Bond Fund	0.42%	3.6%
GMO Currency Hedged International Equity Fund	0.70%	3.5%
GMO Inflation Indexed Bond Fund	0.95%	3.0%
GMO International Bond Fund	0.42%	1.1%
GMO Real Estate Fund	0.48%	1.0%
GMO International Small Companies Fund	0.75%	0.8%
GMO Emerging Country Debt Fund	0.74%	0.6%
GMO Short Duration Investment Fund	0.22%	0.0%

6.  As of December 31, 2004, shares in the underlying funds were owned directly by the Fund. As of September 16, 2005, the Fund contributed the shares in the underlying funds to the Asset Allocation Trust in exchange for all the beneficial interests of the Asset Allocation Trust.

The following table illustrates the effect of these indirect expenses on the Fund’s Annual Fund Operating Expenses as set forth in the section entitled "Fees and Expenses” in this prospectus.

Total Direct and Indirect Expenses

	Class A	Class B	Class C	Class I
Direct Fund Operating Expenses	0.93%	1.63%	1.63%	0.63%
Indirect Expenses of Underlying Funds [7]	0.50%	0.50%	0.50%	0.50%
Total of Direct and Indirect Expenses	1.43%	2.13%	2.13%	1.13%

7.  Estimated at the Fund's fiscal year ended December 31, 2005.

Based on the Total of Direct and Indirect Expenses provided above, the table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestments of all dividends and distributions, and that the Fund’s operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 712	$ 716	$ 316	$ 115	$ 216	$ 216
3 years	$ 1,001	$ 967	$ 667	$ 359	$ 667	$ 667
5 years	$ 1,312	$ 1,344	$ 1,144	$ 622	$ 1,144	$ 1,144
10 years	$ 2,190	$ 2,284	$ 2,462	$ 1,375	$ 2,284	$ 2,462

The following table lists the Fund’s adjusted average annual total returns for periods ended 12/31/2005.

Adjusted Average Annual Total Return
(for the period ended 12/31/2005) 8

	Inception Date of Class	1 year	5 year	10 year	Performance Since 7/29/1996
Class A	7/29/1996	1.66%	7.81%	N/A	9.01%
Class B	10/3/2002	2.08%	8.06%	N/A	8.92%
Class C	10/3/2002	6.10%	8.36%	N/A	8.92%
Class I	10/3/2002	8.11%	9.40%	N/A	9.99%

8.  Historical performance for Classes A, B, C and I prior to 10/3/2002 is based on the performance of Class III of the fund’s predecessor fund, GMO Global Balanced Allocation Fund. Prior to 10/3/2002, returns have been adjusted downward to reflect the Evergreen fund’s higher direct fund operating expenses including 12b-1 fees in effect at its inception. These fees were 1.06% for Class A, 1.81% for Classes B and C, and 0.81% for Class I. 12b-1 fees are 0.30% for Class A, 0.50% and 1.00% for Classes B and C. Class I does not and Class III of the predecessor fund did not pay a 12b-1 fee.

THE FUND'S INVESTMENT ADVISOR

An investment advisor manages a fund's investments and supervises its daily business affairs. Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Fund. EIMC has been managing mutual funds and private accounts since 1932 and managed over $103.9 billion in assets for the Evergreen funds as of 12/31/2005. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States, with over $521 billion in consolidated assets as of 12/31/2005. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

EIMC oversees investment operations for the Fund, including oversight and supervision of the investment operations of Asset Allocation Trust and its investments in the underlying funds. GMO is the investment advisor to Asset Allocation Trust.

For the fiscal year ended 12/31/2005, the aggregate advisory fee paid to EIMC by the Fund was 0.36% of the Fund's average daily net assets.

Legal ProceedingsSince September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. (EIS) and Evergreen Service Company, LLC (ESC) (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (SEC) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that known as Evergreen Small Company Growth Fund) and during the period December, 2000, through April, 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by the fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

The staff of the National Association of Securities Dealers (NASD) has notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

THE FUND'S PORTFOLIO MANAGER

The Fund invests all of its assets directly in Asset Allocation Trust. GMO is the investment advisor to Asset Allocation Trust. Asset Allocation Trust does not pay a fee to GMO for its advisory services. However, Asset Allocation Trust (and indirectly, the Fund) bears the expenses of the underlying funds, including a share of management and other fees paid to GMO.

Day-to-day management of Asset Allocation Trust is the responsibility of GMO's Asset Allocation Division (the "Division"). The Division's members work collaboratively to manage Asset Allocation Trust's portfolio, and no one person is primarily responsible for day-to-day management of Asset Allocation Trust.

Ben Inker is a senior member of the Division who allocates the responsibility for portions of Asset Allocation Trust's portfolio to various members of the Division, oversees the implementation of the trades on behalf of Asset Allocation Trust, reviews the overall composition of the portfolio, including compliance with stated investment objectives and strategies, and monitors cash flows.

Mr. Inker has served as the senior member of the Division responsible for coordinating the portfolio management of Asset Allocation Trust (and previously the Fund) since the Fund's inception. Mr. Inker is the Director of the Division. He has been responsible for overseeing the portfolio management of GMO's asset allocation portfolios since 1996.

The Statement of Additional Information (SAI) contains other information about how GMO determines the compensation of Mr. Inker, other accounts he manages, and his ownership of Fund shares.

CALCULATING THE SHARE PRICE

The value of one share of a Fund, also known as the net asset value, or NAV, is calculated by adding up the Fund’s total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. A Fund’s NAV is calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open. The Evergreen Funds reserve the right to adjust the time that a Fund calculates its NAV to coincide with an earlier closing of the market or due to other unusual circumstances. If a Fund offers multiple classes of shares, the NAV of each class of shares is calculated separately.

The price per share received by a Fund for a purchase of shares or the amount paid by a Fund for a redemption of shares is based on the next price calculated after the order is received and all required information is provided.

Shares become entitled to income distributions declared generally on the first business day following receipt by the Fund's transfer agent of payment for the shares.

To the extent the Fund invests in other investment companies, the Fund’s NAV is calculated based on the NAV of the investment companies in which it invests. The Fund does not anticipate that it will fair value its securities often due to the fact that it invests directly in other investment companies. The underlying funds' fair value pricing policies and procedures are explained in the underlying funds' prospectuses.

If the Fund were to hold investments other than shares of Asset Allocation Trust or the underlying funds, the following would apply:

Each security held by a Fund is typically valued at its market value when market value quotations are readily available using the most current market price quotations for that security. However, the Fund will "fair value" securities when (i) quotations are not available from any outside source; (ii) quotations are stale and there is no current trading activity in the security; (iii) closing quotations as received from an outside source do not reflect the current market value, or (iv) for certain other reasons, quotations are unreliable or are not readily available. The Fund will price these securities at a fair value according to policies established and reviewed periodically by the Fund's Board of Trustees.

Pricing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more of the securities in the portfolio, which is used to determine the Fund’s NAV, could be different from the actual value at which those securities could be sold in the market. Therefore, if a shareholder purchases or redeems shares in a Fund that holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost, which approximates market value. Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings.

The Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the New York Stock Exchange is open. In addition, closing market prices for foreign securities may not reflect current value as of the time the Fund values its shares. Many foreign markets close substantially before 4:00 p.m. Eastern time, and events occurring after such close may materially affect the value of securities traded in those markets. To address this, the Fund's fair value pricing policies provide that foreign securities may be valued at fair value if an event or development has occurred subsequent to the close of the foreign market that would materially affect the value of the security. Substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Under the Fund’s fair value pricing policies, the values of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. In these instances, the value of the foreign securities is typically determined by applying a fair value coefficient supplied by a third-party service provider. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent. The Pricing Committee of the Board of Trustees periodically reviews the pricing procedures and methodologies employed by third-party pricing vendors, may meet with vendors to discuss such procedures and methodologies and may from time to time change or add to the number of vendors utilized.

The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars using exchange rates valued at 2:00 p.m. Eastern time each day the Fund's NAV is calculated. Changes in the value of those currencies in relation to the U.S. dollar affect the Fund's NAV. Any difference in the value of the foreign currency at 2:00 p.m. and the value of the foreign currency at the time the Fund calculates its NAV (normally 4:00 p.m. Eastern time) may not be reflected in the Fund's NAV that day. The Fund's pricing policies provide that the foreign exchange rates may be valued at a later time if an event or development has occurred subsequent to 2:00 p.m. Eastern time that has materially affected the foreign exchange rate.

HOW TO CHOOSE AN EVERGREEN FUND

When choosing an Evergreen fund, you should:

  Most importantly, read the prospectus to see if the Fund is suitable for you.
  Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading a fund's prospectus. He or she can also assist you through all phases of opening your account.
  Request any additional information you want about a fund, such as the SAI, Annual Report or Semi-annual Report by calling 1.800.343.2898. In addition, any of these documents may be downloaded off our Web site at EvergreenInvestments.com.

HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

After choosing a Fund, you must select a share class. Each share class has its own sales charge and fee structure. For additional information regarding these fees, see "Service Fees and Commissions Paid to Investment Firms" in part two of the SAI. Pay particularly close attention to the fee structure of each class so you know how much you will be paying before you invest.

There are several ways in which you may be able to reduce or eliminate sales charges. For example, combining the amounts held in Evergreen fund accounts by certain family members, or committing to invest an amount eligible for reduced sales charges within a certain period of time, may allow you to reduce or eliminate the sales charge. You may also be able to eliminate your sales charge based on how you make your investment in the Evergreen funds (such as through a financial advisor’s wrap account program), based on your relationship to the Evergreen funds and their related companies (for example, if you are an employee of Wachovia or a broker-dealer that sells Evergreen funds) and under certain circumstances (for example, upon the death or disability of a shareholder named on the account). See "How To Reduce or Eliminate Your Sales Charge" for more details about these programs, and remember to inform Evergreen or your investment professional of any other holdings in Evergreen funds or circumstances that may make you eligible for reduced sales charges.

Class A

If you select Class A shares, you may pay a front-end sales charge of up to 5.75%, but you do not pay a contingent deferred sales charge (except in the limited circumstances described below). In addition, Class A shares are subject to an expense known as 12b-1 fees.

The front-end sales charge is deducted from your investment before it is invested in a Fund. The actual charge depends on the amount invested, subject to any waivers or reductions for which you may be eligible (see "How to Reduce or Eliminate Your Sales Charge"):

Your Investment	Sales Charge as a % of Offering Price [1,2]	Sales Charge as a % of Your Net Investment [1]	Dealer Commission as a % of Offering Price [3]
Up to $49,999	5.75%	6.10%	5.00%
$50,000-$99,999	4.50%	4.71%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000-$2,999,999	0.00%	0.00%	1.00% of the first $2,999,999, plus
$3,000,000-$4,999,999	0.00%	0.00%	0.50% of the next $2,000,000, plus
$5,000,000 or greater	0.00%	0.00%	0.25% of amounts equal to or over $5,000,000

1.  The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2.  The offering price includes the applicable front-end sales charge.

3.  The Dealer Commission is generally paid from the sales charge you pay upon investing in the Fund.

Purchases of Class A shares in connection with reinvestments of distributions, exchanges from Class A shares of another Evergreen fund where you paid a sales charge and distribution exchanges (purchasing shares of one Evergreen fund using distributions from another Evergreen fund) are not subject to sales charges. Although no front-end sales charge applies to purchases of $1 million and over, you will pay a 1.00% contingent deferred sales charge if you redeem any such shares within one year. For more information, see "Calculating the Contingent Deferred Sales Charge" later in this section. The holding period for the contingent deferred sales charge for Class A shares ends on the first day of the same month of the following calendar year after your purchase is accepted. For example, if you invest $1 million or more in Class A shares on July 22nd, a redemption of any of those shares will be subject to the 1.00% contingent deferred sales charge through June 30th of the following year.

The front-end sales charge may be reduced or eliminated under certain circumstances. See "How To Reduce or Eliminate Your Sales Charge."

Class B

If you select Class B shares, you do not pay a front-end sales charge, so the entire amount of your purchase is invested in the Fund. However, you may pay a contingent deferred sales charge if you redeem your shares within six years. See "Calculating the Contingent Deferred Sales Charge" for information on how the holding period is calculated and how the contingent deferred sales charge is calculated at the time of redemption. In addition, your shares are subject to 12b-1 fees. After eight years, Class B shares automatically convert to Class A shares. Pay particular attention to the fees and expenses of Class B shares to ensure it is the appropriate share class for your investment needs. If you are investing for the short-term, the combined contingent deferred sales charge and Rule 12b-1 fees may result in higher costs than if you had purchased Class A or Class C shares.

The amount of the maximum contingent deferred sales charge depends on the length of time the shares are held, as shown below:

Years Held	Maximum Contingent Deferred Sales Charge
1	5.00%
2	4.00%
3	3.00%
4	3.00%
5	2.00%
6	1.00%
Thereafter	0.00%
8	Converts to Class A
Dealer Allowance	4.00%

The maximum contingent deferred sales charge and dealer allowance may be reduced for certain investors. See "How To Reduce or Eliminate Your Sales Charge."

A shareholder may not purchase Class B shares if the purchase would cause the shareholder's aggregate Class B share holdings in the Evergreen funds to exceed $250,000. Purchase orders that would cause a shareholder's account to exceed this amount in Class B shares will be treated as a purchase of Class A shares. However, Evergreen is not able to track a shareholder's purchases made through financial intermediaries or held in an omnibus account. It will be necessary for the financial intermediary to track purchases of the Evergreen funds by their clients to ensure adherence to our policy. Certain of the Evergreen funds' financial intermediaries are currently in the process of enhancing their computer systems in order to have the ability to aggregate shares. Until these systems are complete, such financial intermediaries are unable to aggregate share class purchases. Purchases of Class B shares made through different financial intermediaries, such as through two different broker-dealers, would not be able to be tracked and aggregated.

Class C

If you select Class C shares, you do not pay a front-end sales charge but your shares are subject to 12b-1 fees. In addition, you may pay a contingent deferred sales charge if you redeem your shares within one year. See "Calculating the Contingent Deferred Sales Charge" for information on how the holding period is calculated and how the contingent deferred sales charge is calculated at the time of redemption. These shares do not convert to Class A shares, so the higher 12b-1 fees paid by Class C shares continue for the life of the account and may cost more over the life of the account than if you had paid a sales charge on Class A shares.

The amount of the maximum contingent deferred sales charge depends on the length of time the shares are held, as shown below:

Years Held	Maximum Contingent Deferred Sales Charge
1	1.00%
Thereafter	0.00%
Dealer Allowance	1.00%

The maximum contingent deferred sales charge and dealer allowance may be reduced for certain investors. See "How To Reduce or Eliminate Your Sales Charge."

Calculating the Contingent Deferred Sales Charge

The holding period for the contingent deferred sales charge begins on the day your purchase is accepted. See "How to Buy Shares" for a complete description of the Fund's purchase procedures. For example, if you purchase Class B shares on January 2nd, a redemption of any of those shares will be subject to the 5.00% contingent deferred sales charge through January 2nd of the following year. Beginning on January 3rd of the following year, you will be subject to the 4.00% contingent deferred sales charge on redemptions of those shares through January 2nd of the next year. Please refer to the tables above for the complete schedule of each class' maximum contingent deferred sales charge.

If a contingent deferred sales charge is imposed, the Fund deducts it from the redemption proceeds you would otherwise receive. The contingent deferred sales charge is a percentage of the lesser of (i) the NAV of the shares at the time of redemption or (ii) the shareholder's original cost for such shares. Upon request for redemption, the Fund will first seek to redeem shares not subject to the contingent deferred sales charge and then shares held the longest in an effort to keep the contingent deferred sales charge a shareholder would pay as low as possible. The contingent deferred sales charge on any redemption is, to the extent permitted by NASD, paid to EIS or its predecessor.

Class I

The Fund offers Class I shares at NAV without a front-end sales charge, contingent deferred sales charge or 12b-1 fee. Class I shares are only offered, subject to the minimum initial purchase requirements stated under "How To Buy Shares," in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors, and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Additional Compensation to Financial Services Firms

EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC’s or EIS’s resources, as the case may be, and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees (if any) or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. In some cases, financial services firms may include the Evergreen funds on a "preferred list." Please contact your investment professional for more details regarding these arrangements or contact an Evergreen funds service representative at 1.800.343.2898 for a listing of financial services firms with whom we have such arrangements.

HOW TO REDUCE OR ELIMINATE YOUR SALES CHARGE

There are several ways in which you may be able to reduce or eliminate sales charges, regardless of whether you hold your shares directly with the Fund or through a financial intermediary.

Contact Evergreen or your investment professional if you think you may qualify for any of the sales charge reduction or elimination programs described below.

At the time of making a purchase or redemption, it may be necessary for you to inform Evergreen or your investment professional of the existence of other accounts, or any other facts and circumstances, that may be relevant to qualifying for any of these programs and to provide Evergreen or your investment professional with certain information or records, such as account statements, to verify your qualification for any of these programs.You should provide information and records regarding shares of Evergreen funds held in all accounts with your investment professional or any other financial intermediary by you and/or members of your immediate family. For further details on exactly who is a member of your immediate family, please see the discussion entitled "Immediate Family Members" at the end of this section.

You can find information relating to the Fund's sales charge, sales charge reduction and elimination programs free of charge at EvergreenInvestments.com, as well as the section entitled "Purchase and Redemption of Shares" in the SAI.

Class A

Rights of Accumulation. You may add the current value of all of your existing Evergreen funds investments in Class A, Class B and Class C shares, excluding amounts invested in Evergreen money market funds on which you have not previously paid a sales charge, to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at either the Evergreen funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. Shares held through other financial service firms may not be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of Evergreen funds investments held by the members of your immediate family (please see the discussion entitled "Immediate Family Members" at the end of this section), including the value of Evergreen funds investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at either the Evergreen funds or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. However, the value of Evergreen funds investments held in employer retirement plans, such as 401(k) plans, is not eligible for inclusion.

Letter of Intent. You may reduce the front-end sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of one or more Evergreen funds over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Combined Purchases. You may reduce your front-end sales charge for purchases of Class A shares if you purchase Class A, Class B and/or Class C shares in multiple Evergreen funds, excluding amounts that you invest in any Evergreen money market funds on which no sales charge will be paid, at the same time. The combined dollar amount invested in Class A, Class B and Class C shares will determine the front-end sales charge applied to all of your current Class A share purchases. For example, if you invest $75,000 in each of two different Evergreen funds, you pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.50%). Shares held through other financial service firms may not be added to your current purchase for purposes of determining your Class A sales charge.

NAV Purchases. The Fund may sell Class A shares at NAV (without a front-end or contingent deferred sales charge) to the following:

  Current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual’s immediate family (please see the discussion entitled "Immediate Family Members" at the end of this section).
  Employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual’s immediate family (please see the discussion entitled "Immediate Family Members" at the end of this section).
  Corporate-sponsored retirement plans and non-qualified deferred compensation plans, in each case sponsored by an organization having 100 or more eligible employees. Such purchases are subject to a dealer commission of 1.00% of the amount of purchase paid to the dealer by EIS (subject to recapture by EIS from the dealer if the purchase is redeemed within 12 months after the month of purchase).
  Institutional investors (which may include bank trust departments and registered investment advisors).
  Wrap, or separately managed, accounts, which are accounts held with investment advisors, consultants or financial planners who have entered into an agreement with Evergreen, charge their clients a management, consulting, advisory or other fee and place trades for the accounts of their clients.
  In connection with the court-approved settlement of the lawsuit, O'Malley v. Boris, C.A. No. 15735-NC, a class action involving certain successors in interest to EVEREN Securities, Inc., Evergreen has agreed to permit class members to purchase up to $50,000 in Class A shares of certain eligible mutual funds, including the Fund, at NAV without a front-end sales charge. Class members may transfer this benefit to certain family members and related entities. This benefit expires as of April 29, 2009.

Class B and Class C

You will not be assessed a contingent deferred sales charge for Class B or Class C shares if you redeem shares in the following situations:

  When the shares were purchased through reinvestment of dividends/capital gains.
  Death of a shareholder named on the relevant account, provided the redemption is made prior to registering the account in another name or changing the account registration to remove the decedent’s name.
  Disability of a shareholder named on the relevant account incurred after purchase of the shares (this generally excludes accounts registered in the names of trusts and other entities).
  Systematic withdrawals of up to 1.00% of the account balance per month or up to 3.00% of the account balance per quarter.
  Shares in an account that has been closed because it falls below the minimum initial purchase amount.
  Lump-sum distribution from a 401(k) plan or other benefit plan qualified under ERISA.
  Mandatory withdrawals from the ERISA plan of a shareholder who is at least 70½ years old.
  Loan proceeds and financial hardship distributions from a retirement plan.
  Returns of excess contributions or excess deferral amounts made to a retirement plan participant.
  A redemption by an individual participant in a corporate-sponsored retirement plan or non-qualified deferred compensation plan (this waiver is not available in the event such a plan, as a whole, redeems substantially all of its assets).

Classes A, B and C

Reinstatement Privileges. Subject to the Fund's Short-Term Trading Policy, within 90 days of redeeming out of an Evergreen fund, you may re-establish your investment at the current NAV by reinvesting some, or all, of your redemption proceeds into the same share class of any Evergreen fund in an account registered in the same name(s). If a contingent deferred sales charge was deducted from your redemption proceeds, the amount of the contingent deferred sales charge attributable to the amount reinvested will be credited to your account at the NAV on the date of reinstatement. Your contingent deferred sales charge schedule will resume from the time of the original redemption. Any redemption fee charged in connection with the redemption will not be refunded in connection with these privileges. If you are eligible for reinstatement, you must inform Evergreen or your investment professional at the time of your reinvestment or you may not receive reinstatement in accordance with these privileges.

Immediate Family Members

Immediate family members include the following, and only the following:

Your spouse, who is the person to whom you are legally married. We also consider your spouse to include the following:

  an individual of the same sex with whom you have been joined in a civil union, or legal contract similar to marriage;
  a domestic partner, who is an individual (including one of the same sex) with whom you share a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both of you provide personal or financial welfare of the other without a fee, to whom you are not related by blood and to whom you are not married; and
  an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Your parents, who are your biological or adoptive mother and father. We also consider your parents to include any legal guardian, who is the person legally placed in charge of your affairs if you are a minor or legally incompetent, and your stepparents. We do not consider your parents to include any mother-in-law, father-in-law or grandparent.

Your siblings, who are your biological brothers and sisters, stepbrothers and stepsisters. We also consider your siblings to include your adoptive brothers and sisters. We do not consider your siblings to include any brother-in-law or sister-in-law.

Your children, who are your biological or adopted sons and daughters. We also consider your children to include your stepchildren, legal wards and persons for whom you stand in loco parentis. We do not consider your children to include any daughter-in-law, son-in-law or grandchild.

HOW TO BUY SHARES

Evergreen funds make investing easy. Once you decide on an amount and a share class, simply fill out an application and send in your payment, or talk to your investment professional.

Minimum Investments

	Minimum Initial Purchase of Class A, B and C Shares [1]	Minimum Initial Purchase of Class I Shares	Minimum Additional Purchases
Regular Accounts	$ 1,000 [2,3]	$ 1,000,000 [2,4,5]	None
IRAs	$ 250	N/A [5]	None
Systematic Investment Plan	$ 50	N/A [5]	$ 25/monthly (for Classes A, B and C) [5]

1.  The maximum aggregate purchase amount of Class B shares by a shareholder in the Evergreen funds is $250,000.

2.  The Evergreen funds may redeem accounts that fall below the minimum initial purchase amount due to shareholder transactions.

3.  Minimum initial purchase amount for Evergreen Equity Index Fund and Evergreen Large Cap Equity Fund is $25,000. Shareholders of Evergreen Equity Index Fund and Evergreen Large Cap Equity Fund who held shares in a registered name prior to December 1, 2005 may continue to retain a minimum balance of $1,000.

4.  Minimum initial purchase amount does not apply to former Class Y shareholders, former SouthTrust funds shareholders, former Vestaur Securities Fund shareholders or to investment advisory clients of EIMC (or its advisory affiliates) when purchased by such advisors on behalf of their clients.

5.  Certain former Class Y shareholders, former SouthTrust funds shareholders and former Vestaur Securities Fund shareholders may invest at Class A, B and C fund minimums.

Method	Opening an Account	Adding to an Account
By Mail or through an Investment Professional

  Complete and sign the account application. Applications may be downloaded off our Web site at EvergreenInvestments.com.
  Make the check payable to Evergreen funds. Cash, credit cards, third party checks, credit card checks or money orders will not be accepted.
  Mail the application and your check to the address below:

Postal Service Address:

Evergreen Investments
P.O. Box 8400
Boston, MA 02266-8400

Overnight Address:

Evergreen Investments
66 Brooks Drive, Suite 8400
Braintree, MA 02184-3800

  Or deliver them to your investment professional (provided he or she has a broker-dealer arrangement with EIS).

  Make your check payable to Evergreen funds.
  Write a note specifying:
    the Fund name and number
    share class
    your account number
    the name(s) in which the account is registered
    any information regarding other accounts you hold
  Mail to the address to the left or deliver to your investment professional (provided he or she has a broker-dealer arrangement with EIS).

By Phone

  Instruct your bank to wire or transfer your purchase (they may charge a wiring fee).
  Complete the account application and mail to:

Postal Service Address:

Evergreen Investments
P.O. Box 8400
Boston, MA 02266-8400

Overnight Address:

Evergreen Investments
66 Brooks Drive, Suite 8400
Braintree, MA 02184-3800

  Shares become entitled to income distributions declared generally on the first business day following receipt by the Fund's transfer agent of payment for the shares.

  Call the Evergreen Express Line at 1.800.346.3858
  24 hours a day or to speak with an Evergreen funds service representative call 1.800.343.2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
  Instruct your bank to send Federal Funds Wire (offers immediate access to funds)
  If your bank account is set up on file, you can request electronic transfer through the Automated Clearing House, which avoids wiring fees. A purchase transferred through ACH may not be less than $100 and may not exceed $10,000.

  The Fund or your investment dealer must receive your purchase order no later than the close of regular business (normally 4:00pm EST) in order for your purchase to be effected at that day's net asset value. [6]

By Exchange

  You can make an additional investment by exchange from an existing Evergreen funds account by contacting your investment professional or an Evergreen funds service representative, by calling the Evergreen Express Line at 1.800.346.3858 or by visiting our Web site at EvergreenInvestments.com. Your exchange must meet the investment minimum of the fund into which you are exchanging. [7]
  You can only exchange shares from your account within the same class and under the same registration.
  There is no sales charge when exchanging funds within the Evergreen funds family. [8]
  Orders placed before 4 p.m. Eastern time on market trading days will be processed at that day's closing share price. Orders placed after 4 p.m. Eastern time will be processed at the next market trading day's closing price. [6]
  "Round-trip" exchanges are limited to three per calendar quarter, but in no event more than five per calendar year (See "Short-Term Trading").
  Exchanges between accounts which do not have identical ownership must be made in writing with a Medallion signature guarantee (See "Redemption Requests That Require A Medallion Signature Guarantee" on the next page).

Systematic Investment Plan (SIP)

  You can transfer money automatically from your bank account into your Fund account on a monthly or quarterly basis.
  To enroll, check off the box on the account application and provide:
    your bank account information
    the amount and date of your monthly or quarterly investment

  To establish automatic investing for an existing account, call 1.800.343.2898 for an application.
  You can also establish an investing program through direct deposit from your paycheck. Call 1.800.343.2898 for details.

6.  The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EIS. The Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received by these entities prior to the close of regular business. These financial service firms may charge transaction fees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the market or due to other unusual circumstances.

7.  Please be advised that once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes.

8.  This does not apply to exchanges from Class A shares of an Evergreen money market fund, unless the shares have been subject to a previous sales charge.

HOW TO REDEEM SHARES

We offer you several convenient ways to redeem your shares in any of the Evergreen funds:

Methods	Requirements
Call Us

  Call the Evergreen Express Line at 1.800.346.3858 24 hours a day or to speak with an Evergreen funds service representative, call 1.800.343.2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
  This service must be authorized ahead of time, and is only available for regular accounts. [1]
  All authorized requests made before the Fund's closing time (usually 4 p.m. Eastern time on market trading days) will be processed at that day's closing price. Requests made after the Fund's closing time will be processed the next market trading day. [2]
  We can:
    wire the proceeds into your bank account (service charges may apply), electronically transmit the proceeds into your bank account via the Automated Clearing House service, or mail you a check.
  All telephone calls are recorded and may be monitored for your protection. We are not responsible for acting on telephone orders we believe are genuine.
  See "Redemption Requests That Require a Medallion Signature Guarantee" below for requests that must be made in writing with your signature guaranteed.

Write Us

  You can mail a redemption request to:

Postal Service Address:

Evergreen Investments
P.O. Box 8400
Boston, MA 02266-8400

Overnight Address:

Evergreen Investments
66 Brooks Drive, Suite 8400
Braintree, MA 02184-3800

  Your letter of instructions must:
    list the Fund name and the account number
    indicate the number of shares or dollar value you wish to redeem be signed by the registered owner(s)
  See "Redemption Requests That Require a Medallion Signature Guarantee" below for requests that must be signature guaranteed.
  To redeem from an IRA or other retirement account, call 1.800.343.2898 for special instructions.

Redeem Your Shares in Person	You may also redeem your shares by contacting your investment professional who may charge a fee for this service.
Systematic Withdrawal Plan (SWP)

  You can transfer money automatically from your Fund account on a monthly or quarterly basis.
  The withdrawal can be mailed to you, or deposited directly into your bank account.
  The minimum is $75 per month.
  To enroll, call 1.800.343.2898 for instructions.

1.  Please be advised that once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes.

2.  The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EIS. The Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received by these entities prior to the Fund's closing time. These financial service firms may charge transaction fees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the market or due to other unusual circumstances.

Timing of Proceeds

Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to ten business days to redeem any investments made by check or Automated Clearing House transfer. We also reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if the account balance falls below the initial minimum amount.

Redemption Requests That Require a Medallion Signature Guarantee

To protect you and the Evergreen funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A Medallion signature guarantee can be obtained from such entities as those listed below. A notary public is not authorized to provide a Medallion signature guarantee. Only the most current medallion issued by the Securities Transfer Agent Medallion Program, Inc. will be accepted. For additional information about a Medallion signature guarantee, please contact your financial advisor or call Evergreen. The following circumstances require Medallion signature guarantees:

  You are redeeming more than $50,000.
  You want the proceeds transmitted into a bank account not listed on the account.
  You want the proceeds payable to anyone other than the registered owner(s) of the account.
  Either your address or the address of your bank account has been changed within 30 days.
  The account is registered in the name of a fiduciary corporation or any other organization.
  In these cases, additional documentation is required:
  corporate accounts: certified copy of corporate resolution fiduciary accounts: copy of the power of attorney or other governing document

Who Can Provide a Medallion Signature Guarantee:

  Commercial Bank
  Trust Company
  Savings Association
  Credit Union
  Member of a U.S. stock exchange

OTHER SERVICES

Evergreen Express Line
1.800.346.3858

Use our automated, 24-hour service to check the value of your investment in a Fund; purchase, redeem or exchange Fund shares; find a Fund’s price, yield or total return; or order a statement or duplicate tax form.

Automatic Reinvestment of Distributions

For the convenience of investors, all dividends, capital gains and other distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your account statement.

Payroll Deduction (Class A, Class B and Class C only)

If you want to invest automatically through your paycheck, call 1.800.343.2898 to find out how you can set up direct payroll deductions. The amounts deducted will be invested in your Fund account using the Electronic Funds Transfer System. We will provide the Fund account number. Your payroll department will let you know the date of the pay period when your investment begins. Visit our Web site at EvergreenInvestments.com for more information.

Telephone Investment Plan

You may make additional investments electronically in an existing Fund account at amounts of not less than $100 or more than $10,000 per investment. Telephone transaction requests received by 4 p.m. Eastern time will be invested when the NAV is next calculated.

Distribution Exchange

You may elect on the application to reinvest capital gains and/or dividends earned in one Evergreen fund into an existing account in another Evergreen fund in the same share class and same registration automatically. Please indicate on the application the Evergreen fund(s) into which you want to invest the distributions.

THE TAX CONSEQUENCES OF INVESTING
IN THE FUND; DISTRIBUTIONS

You may be taxed in two ways:

  On Fund distributions (dividends and capital gains).
  On any gain you make when you sell or exchange any or all of your shares.

Fund Distributions

A mutual fund passes along to all of its shareholders the net income or profits it receives from its investments. The shareholders of the fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. The Fund will distribute two types of taxable income to you:

  Dividends. To the extent that regular dividends are derived from either investment income that is not tax-exempt or from short-term capital gains, you will have to include them in your federal taxable income. The Fund pays distributions from the dividends, interest and other income on the securities in which it invests. The frequency of distributions for the Fund is listed under its Fund Facts section in the Fund Risk/Return Summary. Dividends paid by a Fund will qualify for the current 15% rate of tax for individuals to the extent they comprise of qualified dividends received by the Fund.
  Capital Gains. When a mutual fund sells a security it owns for a gain, the result is a capital gain. The Fund generally distributes capital gains, if any, at least once a year, near the end of the calendar year. Short-term capital gains reflect profits on securities held by the Fund for a year or less and are treated as ordinary income when distributed by the Fund, just like dividends. Gains on securities held longer than 12 months are considered long-term capital gains when they are distributed to shareholders. Individual shareholders receiving such distributions are currently taxed at a rate no higher than 15%.

The Fund’s indirect investment in underlying funds could affect the amount, timing and character of distributions. See “Special Tax Considerations for Shareholders of Funds of Funds” in the SAI.

Dividend and Capital Gain Reinvestment

Unless you choose otherwise on the account application, all dividend, capital gain and other distribution payments will be reinvested to buy additional shares. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested to buy additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. We will send you a statement each January with the federal tax status of dividends and distributions paid by the Fund during the previous calendar year.

Profits You Realize When You Redeem Shares

When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

Tax Reporting

ESC or your broker provides you and the IRS with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale, except for money market transactions, are reported on Form 1099B. You must report these on your tax return. You could pay a penalty if you neglect to report them. You may obtain a copy of the ESC tax information guide at EvergreenInvestments.com. Please consult your tax advisor for further information regarding the federal, state and local tax consequences of an investment in a fund.

Retirement Plans

You may invest in the Fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans (SEPs), 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

MORE INFORMATION ABOUT THE FUND'S FEES AND EXPENSES

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

OVERVIEW OF FEES AND EXPENSES

As summarized earlier in this prospectus, investors in the Evergreen funds may pay two types of fees: (i) transaction fees paid directly by the investor, including sales charges (loads) and redemption fees, and (ii) on-going fees that are deducted from the assets of the Fund and underlying funds, including management fees, distribution (Rule 12b-1) fees, transfer agency and shareholder service fees, and legal, audit, custody and other miscellaneous fees. These fees are described more fully below. Both types of fees reduce the overall return earned by an investor. Investors in the Fund also indirectly bear the expenses of the underlying funds.

SHAREHOLDER FEES (fees paid directly from your investment)

Shareholder fees generally are deducted directly from a shareholder’s investment in an account with a fund. Depending on the fund and the share class purchased, these fees may include front-end sales charges (deducted at the time the investor purchases shares of the fund), and deferred sales charges and redemption fees (deducted at the time the investor sells shares of the fund). You should refer to the section entitled "How to Choose the Share Class that Best Suits You" for a schedule of front-end and contingent deferred sales charges by share class. Investors should pay particular attention to situations that would entitle them either to reduce or eliminate sales charges. Please see the section entitled "How to Reduce or Eliminate Your Sales Charge" for more information. Not all Evergreen funds charge a redemption fee. You should refer to the table entitled “Shareholder Fees” to find out whether your Fund charges such a fee.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

An investment in an Evergreen mutual fund (and the Fund's indirect investment in an underlying Fund) is subject to the following on-going fees, which reduce the overall return earned by an investor:

Management Fee

EIMC receives a management fee for overseeing investment operations of the Fund, including oversight and supervision of the investment operations of Asset Allocation Trust and its investments in the underlying funds. GMO is investment advisor to Asset Allocation Trust, but does not receive a fee from Asset Allocation Trust for its services. However, Asset Allocation Trust (and indirectly, the Fund) bears indirectly the expenses of the underlying funds, including a share of management and other fees paid to GMO.

Distribution and/or Service (Rule 12b-1) Fees

The Trustees of the Evergreen funds have approved a distribution plan permitting the Fund to pay 12b-1 fees at an annual rate of up to 0.75% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class B and Class C shares. However, currently the 12b-1 fees for Class A shares are limited to 0.30% of the average daily net assets of the class. Class I shares do not pay 12b-1 fees. These fees increase the cost of your investment. The higher 12b-1 fees imposed on Class B and Class C shares may, over time, cost more than the front-end sales charge of Class A shares. The Fund may use 12b-1 fees to compensate the Fund's distributor for services it provides and the expenses it incurs in the promotion and distribution of shares of the Fund, including payments to broker-dealers and financial intermediaries for distribution and shareholder services.

Other Expenses

Mutual funds pay a variety of other fees and expenses in connection with their operations, including, for example, administrative service fees, transfer agency fees, shareholder servicing fees, custody fees, audit fees and legal fees.

Total Annual Fund Operating Expenses

The expense ratio of the Fund is shown in the section entitled "Fees and Expenses." The expense ratio is made up of a management fee, 12b-1 fee (if any) and the various other fund expenses referred to above (i.e., administrative fees, custody fees, transfer agency fees, etc.). As a shareholder, you are not charged these fees directly; instead they are taken out before the Fund's NAV is calculated, and are expressed as a percentage of the Fund's average daily net assets. The effect of these fees is reflected in the performance results for the share class to which they apply. Because these fees are not charged directly to your account, investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. Some key things to remember about expense ratios include: (i) your total return in the Fund is reduced by the fees and expenses paid by the Fund; (ii) expense ratios can vary greatly between funds and fund families; and (iii) the Fund's investment advisor may waive a portion of the Fund's expenses for a period of time, reducing its expense ratio.

The underlying funds also incur fees and expenses, which have the effect of reducing the Fund's return on its indirect investments in those funds. Please see "Fees and Expenses -- Underlying Fund Information" in this prospectus for more information.

The expenses associated with investing in the Funds are generally higher than those for mutual funds that do not invest primarily in other mutual funds because shareholders of the Fund indirectly pay a portion of the expenses charged at the underlying fund level. However, the Fund is structured in the following ways to lessen the impact of expenses incurred at the underlying fund level: (i) the Funds do not pay any fees for asset allocation or advisory services; and (ii) the Funds invest substantially all of their assets in Institutional Class shares of the underlying funds, which are not subject to any sales charges or 12b-1 fees.

FINANCIAL HIGHLIGHTS

This section looks in detail at the results for one share of each class of the Fund -- how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The information for the Fund for the years or periods ended December 31, 2005, December 31, 2004, March 31, 2004, March 31, 2003 and February 28, 2003 have been derived from financial information audited by KPMG LLP, the Fund's independent registered public accounting firm. The tables for the Fund for periods ended prior to February 28, 2003 have been derived from financial information audited by the Fund's previous auditors. For a more complete picture of the Fund's financial statements, please see the Fund's Annual Report or Semi-Annual Report as well as the SAI.

Asset Allocation Fund

	Year Ended December 31,		Year Ended March 31,		Year Ended February 28,
CLASS A	2005	2004 [1]	2004	2003 [2]	2003 [3]	2002 [3]	2001 [3]
Net asset value, beginning of period	$ 13.62	$ 12.97	$ 9.91	$ 9.98	$ 10.77	$ 10.80	$ 10.78
Income from investment operations
Net investment income (loss)	0.26	0.24	0.26 [4]	- 0.01 [4]	0.16	0.43 [4]	0.47
Net realized and unrealized gains or losses on investments	0.80	0.74	3.02	- 0.06	- 0.49	0.04	0.60
Total from investment operations	1.06	0.98	3.28	- 0.07	- 0.33	0.47	1.07

Distributions to shareholders from
Net investment income	- 0.36	- 0.24	- 0.21	0	- 0.42	- 0.50	- 0.82
Net realized gains	- 0.23	- 0.09	- 0.01	0	- 0.04	0	- 0.23
Total distributions to shareholders	- 0.59	- 0.33	- 0.22	0	- 0.46	- 0.50	- 1.05

Net asset value, end of period	$ 14.09	$ 13.62	$ 12.97	$ 9.91	$ 9.98	$ 10.77	$ 10.80
Total return [5]	7.85%	7.55%	33.15%	- 0.70%	- 3.16%	4.43%	10.12%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 2,875,596	$ 1,531,158	$ 722,977	$ 25,019	$ 13,879	$ 130,926	$ 112,704
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions [6]	0.94%	1.02%[7]	1.17%	1.16%[7]	0.02%	0.00%	0.00%
Expenses excluding waivers/reimbursements and expense reductions [6]	0.97%	1.02%[7]	1.17%	1.60%[7]	0.08%	0.04%	0.04%
Net investment income (loss)	2.39%	3.19%[7]	1.03%	- 1.12%[7]	2.51%	4.00%	4.13%
Portfolio turnover rate	16%[8]	7%	16%	0%	28%	16%	26%

	Year Ended December 31,		Year Ended March 31,		Year Ended
CLASS B	2005	2004 [1]	2004	2003 [2]	February 28, 2003 [9]
Net asset value, beginning of period	$ 13.50	$ 12.87	$ 9.87	$ 9.94	$ 10.00
Income from investment operations
Net investment income (loss)	0.17	0.18	0.19 [4]	- 0.01 [4]	- 0.06 [4]
Net realized and unrealized gains or losses on investments	0.77	0.72	2.99	- 0.06	0.28
Total from investment operations	0.94	0.90	3.18	- 0.07	0.22

Distributions to shareholders from
Net investment income	- 0.26	- 0.18	- 0.17	0	- 0.28
Net realized gains	- 0.23	- 0.09	- 0.01	0	0
Total distributions to shareholders	- 0.49	- 0.27	- 0.18	0	- 0.28

Net asset value, end of period	$ 13.95	$ 13.50	$ 12.87	$ 9.87	$ 9.94
Total return [5]	7.08%	6.99%	32.30%	- 0.70%	2.17%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 1,696,880	$ 1,158,216	$ 668,013	$ 43,477	$ 23,364
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions [6]	1.64%	1.72%[7]	1.88%	1.89%[7]	1.88%[7]
Expenses excluding waivers/reimbursements and expense reductions [6]	1.67%	1.72%[7]	1.88%	2.33%[7]	2.75%[7]
Net investment income (loss)	1.44%	2.28%[7]	0.44%	- 1.85%[7]	- 1.46%[7]
Portfolio turnover rate	16%[8]	7%	16%	0%	28%

1.  For the nine months ended December 31, 2004. The Fund changed its fiscal year end from March 31 to December 31, effective December 31, 2004.

2.  For the one month ended March 31, 2003. The Fund changed its fiscal year end from February 28 to March 31, effective March 31, 2003.

3.  Effective at the close of business on October 2, 2002, the Fund acquired the net assets of GMO Global Balanced Allocation Fund ("GMO Fund"). GMO Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to October 3, 2002 are those of Class III of GMO Fund.

4.  Net investment income (loss) per share is based on average shares outstanding during the period.

5.  Excluding applicable sales charges

6.  Excludes expenses incurred indirectly through investment in underlying funds

7.  Annualized

8.  Represents a blended rate that includes the portfolio turnover for the Fund for the period from January 1, 2005 through September 15, 2005 and the portfolio turnover for the Asset Allocation Trust for the period from September 16, 2005 through December 31, 2005.

9.  For the period from October 3, 2002 (commencement of class operations), to February 28, 2003.

	Year Ended December 31,		Year Ended March 31,		Year Ended
CLASS C	2005	2004 [1]	2004	2003 [2]	February 28, 2003 [3]
Net asset value, beginning of period	$ 13.28	$ 12.67	$ 9.72	$ 9.80	$ 10.00
Income from investment operations
Net investment income (loss)	0.18	0.19	0.18 [4]	- 0.01 [4]	- 0.07 [4]
Net realized and unrealized gains or losses on investments	0.75	0.69	2.96	- 0.07	0.30
Total from investment operations	0.93	0.88	3.14	- 0.08	0.23

Distributions to shareholders from
Net investment income	- 0.27	- 0.18	- 0.18	0	- 0.43
Net realized gains	- 0.23	- 0.09	- 0.01	0	0
Total distributions to shareholders	- 0.50	- 0.27	- 0.19	0	- 0.43

Net asset value, end of period	$ 13.71	$ 13.28	$ 12.67	$ 9.72	$ 9.80
Total return [5]	7.10%	6.96%	32.36%	- 0.82%	2.27%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 3,017,854	$ 1,614,975	$ 849,900	$ 22,566	$ 12,306
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions [6]	1.64%	1.72%[7]	1.88%	1.90%[7]	1.86%[7]
Expenses excluding waivers/reimbursements and expense reductions [6]	1.67%	1.72%[7]	1.88%	2.34%[7]	2.66%[7]
Net investment income (loss)	1.69%	2.43%[7]	0.37%	- 1.86%[7]	- 1.76%[7]
Portfolio turnover rate	16%[8]	7%	16%	0%	28%

	Year Ended December 31,		Year Ended March 31,		Year Ended
CLASS I	2005	2004 [1]	2004	2003 [2]	February 28, 2003 [3]
Net asset value, beginning of period	$ 13.68	$ 13.02	$ 9.92	$ 9.98	$ 10.00
Income from investment operations
Net investment income (loss)	0.27	0.22	0.30 [4]	- 0.01 [4]	0.29
Net realized and unrealized gains or losses on investments	0.82	0.79	3.03	- 0.05	- 0.05
Total from investment operations	1.09	1.01	3.33	- 0.06	0.24

Distributions to shareholders from
Net investment income	- 0.38	- 0.26	- 0.22	0	- 0.26
Net realized gains	- 0.23	- 0.09	- 0.01	0	0
Total distributions to shareholders	- 0.61	- 0.35	- 0.23	0	- 0.26

Net asset value, end of period	$ 14.16	$ 13.68	$ 13.02	$ 9.92	$ 9.98
Total return	8.11%	7.79%	33.65%	- 0.60%	2.41%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 171,789	$ 90,202	$ 46,970	$ 15,039	$ 22
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions [6]	0.64%	0.72%[7]	0.88%	0.91%[7]	0.91%[7]
Expenses excluding waivers/reimbursements and expense reductions [6]	0.67%	0.72%[7]	0.88%	1.19%[7]	1.73%[7]
Net investment income (loss)	2.75%	3.64%[7]	1.56%	- 0.87%[7]	7.00%[7]
Portfolio turnover rate	16%[8]	7%	16%	0%	28%

1.  For the nine months ended December 31, 2004. The Fund changed its fiscal year end from March 31 to December 31, effective December 31, 2004.

2.  For the one month ended March 31, 2003. The Fund changed its fiscal year end from February 28 to March 31, effective March 31, 2003.

3.  For the period from October 3, 2002 (commencement of class operations), to February 28, 2003.

4.  Net investment income (loss) per share is based on average shares outstanding during the period.

5.  Excluding applicable sales charges

6.  Excludes expenses incurred indirectly through investment in underlying funds

7.  Annualized

8.  Represents a blended rate that includes the portfolio turnover for the Fund for the period from January 1, 2005 through September 15, 2005 and the portfolio turnover for the Asset Allocation Trust for the period from September 16, 2005 through December 31, 2005.

OTHER FUND PRACTICES

The Fund is also indirectly subject to the following risks through its investments in Asset Allocation Trust and Asset Allocation Trust's investments in the underlying funds.

The Fund invests in foreign securities, which may include foreign currency transactions. As a result, the value of the Fund's shares will be affected by changes in exchange rates. To manage this risk, the Fund may enter into currency futures contracts and forward currency exchange contracts. Although the Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, the Fund could lose money if it fails to predict accurately the future exchange rates. The Fund may engage in hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the Fund's investments are denominated. Use of this hedging technique cannot protect against exchange rate risk perfectly. If the Fund's investment advisor is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established. The Fund may purchase a foreign currency on a spot or a forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which the Fund’s holdings are denominated. The Fund may also engage in a type of foreign currency forward transaction called “proxy hedging” or “synthetic currency hedging”. In these types of transactions, the currency which is sold on a forward basis against another acts as a “proxy” for a different underlying currency which is less liquid but typically moves in concert with the proxy currency. For example, several Asian currencies typically trade similarly to the U.S. dollar. If the investment view is that the U.S. dollar will decline versus the Euro, the Fund may sell forward U.S. dollar currency contracts against the Euro as a way of protecting the currency value of its Asian equities. Thus the U.S. dollar has been sold forward as a proxy for Asian currencies. The success of this technique is dependent on the investment advisor’s ability to accurately predict the movement of the exchange rates. “Proxy hedging” is subject to the risk that the underlying currency ceases to correlate with its proxy currency.

The Fund may invest in futures and options, which are forms of derivatives. Derivatives are financial contracts whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an index, an interest rate or a currency. Small price movements in the underlying asset or index can result in immediate and substantial gains or losses in the value of derivatives. Such practices are used to hedge a Fund's portfolio to protect against market decline, to maintain a Fund's exposure to its market, to manage cash or to attempt to increase returns. Although this is intended to increase returns, these practices may actually reduce returns or increase volatility. These transactions may involve leverage and may be highly volatile and illiquid. The Fund could lose more than the principal amount invested. These transactions also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying securities and may not have the effect the Fund's investment adviser anticipated. The use of these derivatives may also increase the amount of taxes payable by shareholders.

The Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high-quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategies and investment goal and, if employed, could result in a lower return and loss of market opportunity.

Please consult the SAI for more information regarding these and other investment practices used by the Fund, including related risks.

Short-Term Trading

Excessive short-term trading in a Fund’s shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise have a negative impact on, the value of the Fund’s shares.

To limit the negative effects of short-term trading on the Fund, the Evergreen funds have adopted certain restrictions on trading by investors. Investors are limited to three "round-trip" exchanges per calendar quarter and five "round-trip" exchanges per calendar year. A "round-trip" exchange occurs when an investor exchanges from one fund to another fund and back to the original fund. If the Fund discovers that an investor has exceeded these "round-trip" exchange limitations, the Fund will reject the purchase or exchange or terminate the investor's investment or exchange privileges. In addition, the Fund reserves the right to reject any purchase or exchange, and to terminate an investor's investment or exchange privileges, if the Fund determines in its sole discretion that trading activity by the investor may be materially detrimental to the interests of long-term shareholders. The Fund may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceeded the three-per-quarter/five-per-year limits described above. In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

The Evergreen funds attempt to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, there are certain limitations on the Fund’s ability to detect and prevent trading that would violate these restrictions. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have access to such information for investors who trade through financial intermediaries such as broker-dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. In the case of omnibus accounts, the Fund does not have access to information regarding trading activity by individual investors, and therefore is unable to monitor for excessive short-term trading or violations of the Fund’s trading restrictions. A majority of the Fund's shares may be held in omnibus accounts. For these and other reasons, it is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

Portfolio Holdings

EIMC is committed to providing all Evergreen fund shareholders equal access to portfolio holdings. A complete listing of portfolio holdings for every Evergreen fund (which, in the case of the Fund, will include a listing of the Fund's holdings in underlying funds through Asset Allocation Trust) as of each calendar quarter end is made available to the public approximately 15 calendar days after the quarter end at EvergreenInvestments.com. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, which is posted to EvergreenInvestments.com within approximately 15 calendar days after the month end. Portfolio holdings information will remain available until it is updated at the next month or quarter end. Once released to the web, there are no restrictions on providing the data to any shareholder or external party. No other dissemination of portfolio holdings will be allowed to any shareholder, potential shareholder or party external to the Evergreen funds, except (i) as required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. See "Policy for Dissemination of Portfolio Holdings" in the SAI for a more detailed description of this policy.

Privacy

EIMC and its affiliates are dedicated to providing you with the highest level of service and protecting your privacy. As technology transforms the way information is collected and distributed, we want you to know that we have implemented a number of industry-leading practices for safeguarding the privacy and security of financial information about you. EIMC and its affiliates employ safeguards to protect customer information and to prevent fraud. EIMC and its affiliates do not sell customer information to other companies for marketing purposes. For more information, visit EvergreenInvestments.com or call 1.800.343.2898 to speak to an Evergreen service representative.

DESCRIPTION OF UNDERLYING FUNDS

The following information has been provided to the Fund by GMO and the underlying funds in which the Asset Allocation Trust invests. These summaries are qualified in their entirety by reference to the prospectus and SAI of each underlying fund.

	Investment Goal/Strategy	Benchmark
GMO U.S. EQUITY FUNDS
GMO U.S. Core Equity Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in U.S. companies with larger capitalizations to gain broad exposure to the U.S. equity market. The Manager defines “larger capitalizations” as capitalizations similar to the capitalizations of companies that issue stocks included in the S&P 500 Index. Under normal circumstances, invests at least 80% of its assets in equity investments tied economically to the U.S. The Manager uses proprietary research and quantitative models to seek out stocks it believes are undervalued or it believes have improving fundamentals. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization.

S&P 500 Index
GMO U.S. Quality Equity Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in U.S. companies with larger capitalizations. The Manager defines “larger capitalizations” as capitalizations similar to the capitalizations of companies that issue stocks included in the S&P 500 Index. Under normal circumstances, invests at least 80% of its assets in equity investments tied economically to the U.S. The Manager uses proprietary quality models to evaluate an issuer's quality score based on several factors, including, but not limited to, expected earnings volatility, profits and operational and financial leverage. The Manager also uses proprietary research and quantitative models to seek out stocks it believes are undervalued or it believes have improving fundamentals, and uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization.

S&P 500 Index
GMO U.S. Value Fund

  Seeks long-term capital growth. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, and in companies with similar size and value characteristics. As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 1000 Index ranged from $455 million to $385 billion. Under normal circumstances, invests at least 80% of its assets in investments tied economically to the U.S. The Manager uses proprietary quantitative models to identify an initial group of stocks trading at prices below what the Manager believes to be their fundamental value. The Manager then applies traditional fundamental analysis to evaluate the financial, operational and management strength of the issuers of these stocks. The Manager evaluates the resulting stocks in light of its analysis of the attractiveness of sectors and industries and tilts the final portfolio accordingly.

Russell 1000® Value Index
GMO U.S. Intrinsic Value Fund

  Seeks long-term capital growth. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, and in companies with similar size and value characteristics. As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 1000 Index ranged from $455 million to $385 billion. Under normal circumstances, invests at least 80% of its assets in investments tied economically to the U.S. The Manager uses proprietary research and quantitative models to seek out stocks it believes are undervalued and have improving fundamentals. Generally these stocks trade at prices below what the Manager believes to be their fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization.

Russell 1000® Value Index
GMO U.S. Growth Fund

  Seeks long-term capital growth. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index and in companies with similar size and growth characteristics. As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 1000 Index ranged from $455 million to $385 billion. Under normal circumstances, invests at least 80% of its assets in investments tied economically to the U.S. The Manager uses proprietary research and quantitative models to identify stocks it believes have improving fundamentals. From that group the Manager then selects those stocks it believes have growth characteristics and that trade at prices below what the Manager believes to be their fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization.

Russell 1000® Growth Index
GMO Real Estate Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in U.S. companies that issue stocks included in the Morgan Stanley REIT Index, and in companies with similar characteristics. Under normal circumstances, invests at least 80% of its assets in real estate investment trusts ("REITs") and other real estate-related investments. REITs are managed vehicles that invest in real estate or real estate-related investments. The Manager defines real estate-related investments as REITs and companies that derive at least 50% of their revenues and profits from, or have at least 50% of their assets invested in, (i) the development, ownership, construction, management, or sale of real estate, (ii) real estate holdings, or (iii) products or services related to the real estate industry. Typically invests in equity REITs and real estate-related operating companies that own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of both equity REITs and mortgage REITs. The Manager uses proprietary research and quantitative models to identify stocks that are trading at prices below what the Manager believes to be their fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and market capitalization.

Morgan Stanley REIT Index
GMO U.S. Small/Mid Cap Value Fund

  Seeks long-term capital growth. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, and in companies with similar market capitalizations ("small and mid-cap companies"). As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 2500 Index ranged from $20 million to $8 billion.Under normal circumstances, invests at least 80% of its assets in investments in small and mid-cap companies tied economically to the U.S. The Manager uses proprietary research and quantitative models to identify small and mid-cap company stocks it believes have improving fundamentals and that trade at prices below what the Manager believes to be their fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and industry and sector weights.

Russell 2500® Value Index
GMO U.S. Small/Mid Cap Growth Fund

  Seeks long-term capital growth. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, and in companies with similar market capitalizations ("small and mid-cap companies"). As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 2500 Index ranged from $20 million to $8 billion. Under normal circumstances, invests at least 80% of its assets in investments in small and mid-cap companies tied economically to the U.S. The Manager uses proprietary research and quantitative models to identify small and mid-cap company stocks it believes have improving fundamentals. From that group, the Manager then selects stocks it believes have growth characteristics and that trade at prices below what the Manager believes to be their fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and industry and sector weights.

Russell 2500® Growth Index
GMO FIXED INCOME FUNDS
GMO Domestic Bond Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Invests most of its assets in shares of the GMO Short-Duration Collateral Fund (see description below), U.S. investment-grade bonds; convertible bonds, and asset-backed securities; and derivative instruments (including synthetic bonds) whose value is related to U.S. investment-grade bonds, convertible bonds, and asset-backed securities. Under normal circumstances, invests at least 80% of its assets in bond investments tied economically to the U.S. Also invests in foreign bonds, and may invest some of its assets in lower-rated securities. The Manager employs fundamental and proprietary research techniques and quantitative models to identify bond investments the Manager believes are undervalued. The Manager considers issue-specific risk in the selection process.

Lehman Brothers U.S. Government Bond Index
GMO Core Plus Bond Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Invests in U.S. investment-grade bonds, including U.S. government securities and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government, corporate bonds, and asset-backed securities issued by private issuers), and seeks additional returns by investing in foreign bond and currency markets. Achieves U.S. bond market exposure by primarily investing in the GMO Short-Duration Collateral Fund (see description below), synthetic bonds, and/or directly in U.S. government securities and other U.S. dollar-denominated fixed income securities (including investment-grade bonds, convertible bonds, collateralized bonds, and mortgage-backed securities of private issuers). Also uses credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Under normal circumstances, invests at least 80% of its assets in bond investments. May seek exposure to world interest rates by investing in the GMO World Opportunity Overlay Fund (see description below). May also expose some of its assets to below investment grade securities (also known as "junk bonds"), including up to 5% of its assets in the sovereign debt of emerging countries, generally by investment in the GMO Emerging Country Debt Fund (see description below). The manager employs fundamental and proprietary research techniques and quantitative models to measure the relative values of the bond and currency markets to determine currency and country allocations. Takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. Also may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

Lehman Brothers U.S. Aggregate Bond Index
GMO International Bond Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Seeks exposure primarily to countries whose bonds are included in the JPMorgan Non-U.S. Government Bond Index, and makes investments in investment-grade bonds denominated in various currencies, including asset-backed securities and collateralized bonds issued by foreign government agencies (including securities neither guaranteed nor insured by the U.S. government), and investment-grade bonds of private issuers. Achieves this exposure by investing in the GMO Short-Duration Collateral Fund (see description below) and creating synthetic bonds (rather than by making direct investments). May seek exposure to world interest rates by investing in the GMO World Opportunity Overlay Fund (see description below). Under normal circumstances, invests at least 80% of its assets in bond investments. May use some of its assets to make investments in below investment grade securities (also known as “junk bonds”), and may use up to 5% of its assets to make investments in the sovereign debt of emerging countries, generally by investing in the GMO Emerging Country Debt Fund (see description below.) The Manager employs fundamental and proprietary research techniques and quantitative models to measure the relative values of the bond and currency markets and to determine currency and country allocations. Takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. Also may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

JPMorgan Non-U.S. Government Bond Index
GMO Currency Hedged International Bond Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Seeks exposure primarily to countries whose bonds are included in the JPMorgan Non-U.S. Government Bond Index (Hedged) ex-Japan, and invests in investment-grade bonds denominated in various currencies, including mortgage-backed securities, asset-backed securities and collateralized bonds issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and investment-grade bonds of private issuers. Under normal circumstances, invests at least 80% of its assets in bond investments. Achieves this exposure by investing in the GMO Short-Duration Collateral Fund (see description below) and creating synthetic bonds (rather than by making direct investments). Generally attempts to hedge at least 75% of its net foreign currency exposure back to the U.S. dollar. May seek exposure to world interest rates by investing in the GMO World Opportunity Overlay Fund (see description below). May also expose some of its assets to below investment grade securities (also known as “junk bonds”), and may invest up to 5% of its assets in the sovereign debt of emerging countries, generally by investing in the GMO Emerging Country Debt Fund (see description below.) The Manager employs fundamental and proprietary research techniques and quantitative models to measure the relative values of the bond and currency markets and to determine currency and country allocations. Takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. Also may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan)
GMO Global Bond Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Seeks exposure primarily to countries whose bonds are included in the JPMorgan Global Government Bond Index, and invests in investment-grade bonds denominated in various currencies, including mortgage-backed securities, asset-backed securities and collateralized bonds issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and investment-grade bonds of private issuers. Under normal circumstances, invests at least 80% of its assets in bond investments. Achieves this exposure by primarily investing in the GMO Short-Duration Collateral Fund (see description below) and creating synthetic bonds (rather than by making direct investments). May seek exposure to world interest rates by investing in the GMO World Opportunity Overlay Fund (see description below). May also expose some of its assets to below investment grade securities (also known as “junk bonds”), and may invest up to 5% of its assets in the sovereign debt of emerging countries, generally by investing in the GMO Emerging Country Debt Fund (see description below.) The Manager employs fundamental and proprietary research techniques and quantitative models to measure the relative values of the bond and currency markets and to determine currency and country allocations. Takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. Also may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

JPMorgan Global Government Bond Index
GMO Emerging Country Debt Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Invests primarily in sovereign debt of emerging countries in Asia, Latin America, the Middle East, Africa and Eastern Europe ("emerging countries"). Under normal circumstances, the Fund invests at least 80% of its assets in debt investments tied economically to emerging countries. Typical investments include, but are not limited to, sovereign debt (including Brady bonds and Euro bonds), bank loans to emerging countries, and debt issues of companies tied economically to emerging countries. The Fund may also make investments in other U.S. and foreign securities, including government securities (including securities neither guaranteed nor insured by the U.S. government), corporate debt securities, and mortgage-related and asset-backed securities. Most of the Fund's holdings are typically below investment grade or, if unrated, deemed below investment grade by the Manager. The Fund may acquire or hold issues that are in default and therefore not making any payments of principal or interest. Generally, at least 75% of the Fund's assets are denominated in, or hedged into, U.S. dollars. The Manager emphasizes a bottom-up approach to examining and selecting emerging country securities, and uses advanced analytical techniques to seek to identify inefficiencies in the pricing of emerging country debt issues. In pursuing its investment objective, the Fund may (but is not obligated to) use exchange-traded and over-the-counter (“OTC”) derivative instruments, including options, futures, and swap contracts (including credit default swaps). The Fund uses credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

JPMorgan Emerging Markets Bond Index Global (EMBIG)
GMO Short-Duration Investment Fund

  Seeks to provide current income to the extent consistent with the preservation of capital and liquidity. Seeks to achieve its objective by outperforming its benchmark. Primarily makes investments in securities issued or guaranteed by the U.S. government or its agencies and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), asset-backed securities issued by private issuers, high-quality prime commercial paper and master demand notes, high-quality corporate debt securities and high-quality debt securities backed by pools of commercial or consumer finance loans, repurchase agreements, and certificates of deposit, bankers' acceptances, and other bank obligations. May invest a substantial portion of its assets in the GMO Short-Duration Collateral Fund (see description below). The Manager uses fundamental investment techniques to select bonds with high relative yield spreads. May also use derivatives. Under normal circumstances, seeks to maintain a duration slightly longer than the 3-month duration of the Fund's benchmark.

Citigroup 3-Month Treasury Bill Index
GMO Inflation Indexed Bond Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Primarily makes investments in securities that are indexed or otherwise "linked" to general measures of inflation in the country of issue. Under normal circumstances, invests at least 80% of its assets in inflation indexed bond investments. Invests in fixed income securities, including inflation indexed bonds issued by the U.S. and foreign governments (including securities neither guaranteed nor insured by the U.S. government) and corporate issues, and in shares of the GMO Short-Duration Collateral Fund (see description below). May also invest some of its assets in below investment grade securities (also known as “junk bonds”), and may use synthetic bonds to implement its strategy. The Manager seeks to identify fixed income investments that, in the opinion of the Manager, represent favorable values relative to their market prices.

Lehman Brothers U.S. Treasury Inflation Notes Index
GMO Short-Duration Collateral Fund

  Seeks total return in excess of its benchmark. Seeks to achieve its investment objective by investing primarily in relatively high quality U.S. and foreign floating rate fixed income securities. May invest in government securities, corporate debt securities, residential and commercial mortgage related securities and other asset-backed securities, money market instruments, commercial paper, reverse repurchase agreements, and repurchase agreements. Fixed income instruments in which the fund invests include securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government), and a wide range of private issuers. Its fixed income investments primarily have floating interest rates or will be hedged to convert the fixed rate interest payments into floating rate interest payments, but may also include all types of interest rate, payment and reset terms, including fixed rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. Substantially all of its holdings of fixed income instruments will be investment-grade, except for instruments whose rating has been downgraded to below investment grade (that is, rated below BBB- by Standard & Poor’s, below Baa3 by Moody’s, or comparable unrated securities) after purchase by the fund. The Manager considers investment grade securities that are given a rating of Aa-/AA- or better by Moody’s/S&P, or, if unrated, determined to be of comparable quality by the Manager, to be relatively high quality. In selecting fixed income securities for its portfolio, the Manager employs fundamental and proprietary research techniques to seek to identify bond investments with yield spreads that are high relative to other fixed income securities with similar credit quality and average lives. May also use derivative instruments, including options, futures, options on futures, forward currency contracts, and swap contracts. In addition to investing directly in fixed income securities, may gain indirect exposure to securities through the use of “synthetic” bonds, which are created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent, or another fixed income security. Shares of the fund are not publicly offered.

JPMorgan U.S. 3-Month Cash Index
GMO Short-Duration Collateral Share Fund

  Seeks total return in excess of its benchmark. Seeks to achieve its objective by investing substantially all of its assets in GMO Short-Duration Collateral Fund, another series of GMO Trust (“SDCF”), and, to a limited extent, in cash and high quality money market instruments. Its investment objective and principal investment strategies, therefore, are identical to those of SDCF. SDCF invests primarily in relatively high quality U.S. and foreign floating rate fixed income securities. Fixed income instruments in which the Fund invests include securities issued by federal, state, local and foreign governments (including securities neither guaranteed nor insured by the U.S. government), and a wide range of private issuers. The Fund may invest in government securities, corporate debt securities, residential and commercial mortgage-related securities and other asset backed securities, collateralized debt obligations, money market instruments, commercial paper, reverse repurchase agreements, and repurchase agreements. The Fund may also use derivative instruments, including options, futures, options on futures, forward currency contracts and swap contracts.

JPMorgan U.S. 3-Month Cash Index
GMO World Opportunity Overlay Fund

  Seeks high total return relative to its benchmark. The fund’s investment program has two principal components. One component consists mainly of investments in derivatives -- primarily, interest rate swap contracts -- through which the Manager seeks to exploit misvaluations in world interest rates. The other component consists mainly of investments in U.S. and foreign fixed income securities of relatively high quality. The Manager seeks to achieve the fund’s objective of outperforming its benchmark primarily through returns on the fund’s derivative positions. The primary purpose of its fixed income investments is to provide a cash-like return, and to serve as collateral with respect to its derivative positions. Derivative positions taken are implemented primarily through swap contracts, but other derivatives such as options, futures, options on futures, and currency forwards may also be used. The Manager employs proprietary quantitative models to seek to identify and estimate the relative misvaluation of interest rates within and across world bond markets. In selecting its fixed income investments, the Manager employs fundamental and proprietary research techniques to seek to identify bond investments with yield spreads that are high relative to other fixed income investments with similar credit quality and maturities. Fixed income instruments in which the fund invests include securities issued by the federal, state, local and foreign governments, and a wide range of private issuers, and may also include government securities, corporate debt securities, residential and commercial mortgage-related securities and other asset-backed securities, money market instruments, commercial paper, and repurchase agreements. The fund's fixed income investments primarily have floating interest rates (or will be hedged to convert the fixed rate interest payments into floating rate interest payments), but may also include all types of interest rate, payment and reset terms, including fixed rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. Substantially all of its holdings of fixed income instruments will be investment-grade, except for instruments whose rating has been downgraded to below investment grade (that is, rated below BBB- by S&P, below Baa3 by Moody's, or comparable unrated securities) after purchase by the fund. The Manager considers investment grade securities that are given a rating of Aa-/AA- or better by Moody's/S&P, or, if unrated, determined to be of comparable quality by the Manager, to be relatively high quality. Shares of the fund are not publicly offered.

JPMorgan U.S. 3-Month Cash Index
GMO INTERNATIONAL EQUITY FUNDS
GMO International Core Equity Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically invests in a diversified portfolio of equity investments from developed markets other than the U.S. Under normal circumstances, invests at least 80% of its assets in equity investments. The Manager uses proprietary research and quantitative models to evaluate and select individual stocks, countries, and currencies. In using these models to construct the portfolio, the Manager expects that stock selection will reflect a slight bias for value stocks over growth stocks. The Manager seeks to manage exposure to market capitalization categories relative to the fund's benchmark.

MSCI EAFE Index (Europe, Australasia, and Far East)
GMO International Intrinsic Value Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically invests in a diversified portfolio of equity investments from developed markets other than the U.S. The Manager uses proprietary research and quantitative models to evaluate and select individual stocks, countries, and currencies. In using these models to construct the portfolio, the Manager expects that stock selection will reflect a significant bias for value stocks over growth stocks.

S&P/Citigroup Primary Market Index ("PMI"), Europe, Pacific, Asia Composite ("EPAC") Value Style Index
GMO International Growth Equity Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically invests in a diversified portfolio of equity investments from the world's developed markets other than the U.S. Under normal circumstances, invests at least 80% of its assets in equity investments. The Manager, using proprietary research and quantitative models, seeks to add value by capitalizing on inefficiencies it perceives in the pricing of growth stocks. The Manager uses quantitative models and fundamental investment principles to select growth stocks it believes have improving fundamentals and prices that reflect the relevant market’s discount to their fundamental value. The Manager maintains diversification across countries, and tilts the fund’s portfolio in favor of countries that the Manager believes have the highest growth prospects or that the Manager believes are most undervalued. The Manager also considers factors that may influence the growth potential of a particular country, such as currency valuation.

S&P/Citigroup Primary Market Index ("PMI"), Europe, Pacific, Asia Composite ("EPAC") Growth Style Index
GMO Currency Hedged International Equity Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Invests to varying extents in other GMO Funds, including the GMO International Core Equity Fund, GMO International Intrinsic Value Fund, and GMO International Growth Equity Fund (collectively, "underlying funds"). Under normal circumstances, invests at least 80% of its assets in equity investments. The Manager allocates the Fund's assets among the underlying funds based on its analysis of the relative attractiveness of value versus growth investing styles. The Manager uses proprietary research and quantitative models to measure the discount at which value stocks trade relative to growth stocks generally, as well as to analyze the predicted returns of the two styles in the markets. The Manager also creates forecasted returns for currencies, considering factors such as relative valuations measured by export and producer price parity, balance of payments, and interest rates. The Manager looks at the underlying funds' holdings to measure base currency exposure and then attempts to hedge at least 70% of the foreign currency exposure in the underlying funds' investments relative to the U.S. dollar. While the fund’s benchmark is fully hedged, the fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

MSCI EAFE Index (Europe, Australasia, and Far East) (Hedged)
GMO Foreign Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in non-U.S. companies, including the companies that issue stocks included in the MSCI international developed markets and emerging markets universes (the universes of securities from which the MSCI EAFE Index is constructed). Under normal circumstances, invests at least 80% of its assets in investments tied economically to countries outside the U.S. The Manager selects stocks by employing a disciplined quantitative screening process combined with fundamental analysis. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities are an integral part of the investment process. Overweightings and underweightings of its country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager's evaluation of the country's fundamentals. May make investments in emerging markets, but these investments generally will represent 10% or less of the Fund's assets.

MSCI EAFE Index (Europe, Australasia, and Far East)
GMO Foreign Small Companies Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in companies located or doing business outside of the U.S. that are in the smallest 30% of companies in a particular country as measured by total market capitalization ("small companies"). Under normal circumstances, invests at least 80% of its assets in securities of small companies that are tied economically to countries outside the U.S. The Manager selects stocks by employing a disciplined quantitative screening process combined with fundamental analysis. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities are an integral part of the investment process. Overweightings and underweightings of its country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager's evaluation of the country's fundamentals. May make investments in emerging markets, but these investments generally will represent 10% or less of its assets.

S&P/Citigroup Extended Markets Index ("EMI") World ex-U.S. Index
GMO International Small Companies Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in non-U.S. companies, including non-U.S. companies in developed and emerging countries, but excluding the largest 500 non-U.S. companies in developed countries based on full, non-float adjusted market capitalization (“small companies”). A company’s full, non-float adjusted market capitalization includes all the company’s equity issues. As of May 31, 2005, the market capitalization of the largest company included within the fund’s definition of small companies was approximately $5.8 billion. Under normal circumstances, invests at least 80% of its assets in securities of small companies. The Manager uses proprietary research and quantitative models to evaluate and select individual stocks, countries, and currencies. In using these models to construct the fund’s portfolio, the Manager expects that stock selection will be tilted toward value stocks and away from growth stocks. May make investments in emerging markets, but these investments will generally comprise 10% or less of its assets.

S&P/Citigroup Extended Markets Index ("EMI") World ex-U.S. Index
GMO Emerging Markets Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in companies whose stocks are traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa, and Europe. The Manager defines "emerging markets" as those countries in Asia, Latin America, the Middle East, Africa, and Europe that are not included in the MSCI EAFE Index, a developed markets index. Under normal circumstances, invests at least 80% of its assets in investments tied economically to emerging markets.The Manager uses proprietary research, quantitative models, and fundamental analysis to evaluate and select individual countries and stocks. Country selection generally is the most significant factor affecting its performance relative to its benchmark. Has a value bias relative to many other traditional emerging markets funds.

S&P/IFCI (Investable) Composite Index
GMO Emerging Countries Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in companies whose stocks are traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa, and Europe. The Manager defines "emerging countries" as those countries in Asia, Latin America, the Middle East, Africa, and Europe that are not included in the MSCI EAFE Index, a developed markets index. Under normal circumstances, invests at least 80% of its assets in investments tied economically to emerging countries. The Manager uses proprietary research, quantitative models, and fundamental analysis to evaluate and select individual countries and stocks. Country selection generally is the most significant factor affecting its performance relative to its benchmark. The portfolio is constructed to have more liquidity than the portfolio of the GMO Emerging Markets Fund and has a value bias relative to many other traditional emerging market funds.

S&P/IFCI (Investable) Composite Index
GMO Emerging Markets Quality Fund

  Seeks broad exposure to the higher quality companies in its benchmark. Typically makes equity investments in companies whose stocks are traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa, and Europe. The Manager defines “emerging markets” as those countries in Asia, Latin America, the Middle East, Africa and Europe that are not included in the MSCI EAFE Index, a developed markets index. Under normal circumstances, invests at least 80% of its assets plus any borrowings made for investment purposes in investments tied economically to emerging markets. The Manager uses proprietary quality models to evaluate an issuer’s quality score based on several factors, which may include, but are not limited to, expected earnings volatility (actual historical volatility and current volatility as measured by the disparity among analysts’ current estimates), profits (return on equity), and operational and financial leverage (amount of fixed operating costs together with total outstanding debt in relation to equity).

S&P/IFCI (Investable) Composite Index
GMO Global Growth Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically invests in a diversified portfolio of equity investments from the world’s developed markets, including the U.S. The Manager, using proprietary research and quantitative models, seeks to add value by capitalizing on inefficiencies it perceives in the pricing of growth stocks. The Manager uses quantitative models and fundamental investment principles to select growth stocks it believes have improving fundamentals and prices that reflect the relevant market’s discount to their fundamental value. The Manager maintains diversification across countries, and tilts the portfolio in favor of countries that the Manager believes have the highest growth prospects or that the Manager believes are most undervalued. The Manager also considers factors that may influence the growth potential of a particular country, such as currency valuation. The Manager seeks to manage exposure to market capitalization categories relative to the fund's benchmark.

S&P/Citigroup Primary Market Index (“PMI”) World Growth Style Index
GMO Developed World Stock Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically invests in a portfolio of equity investments from the world’s developed markets, including the U.S. Under normal circumstances, invests at least 80% of its assets in stocks tied economically to developed markets. The Manager defines "developed markets" as those countries included in the MSCI World Index, a global developed markets equity index. The Manager uses proprietary research and quantitative models to evaluate and select individual stocks, countries and currencies based on several factors, including: (i) stocks - valuation, firm quality and momentum; (ii) countries - stock market valuation, positive GDP trends, positive market sentiment and industrial competitiveness; and (iii) currencies - export and producer price parity, balance of payments and interest rate differentials. The Manager expects that stock selection will be tilted slightly towards value stocks and away from growth stocks. The Manager seeks to limit risk relative to its benchmark by using a blend of valuation-based and momentum-based stock selection strategies.

MSCI World Index
GMO ASSET ALLOCATION FUNDS
GMO Alpha Only Fund

  Seeks high total return. Invests primarily in shares of the GMO U.S. Equity Funds and GMO International Equity Funds described herein (including the GMO emerging markets funds) (the "underlying funds"), or in equity securities of the type invested in by those funds. Implements its strategy with either direct or indirect investment in a combination of U.S., international, and emerging market equities. The U.S. equity portion of the portfolio is hedged using U.S. exchange-traded index futures contracts. The international equity and emerging market equity portions of the portfolio are hedged using foreign (and U.S., in the case of emerging market equities) exchange-traded futures contracts and swap contracts in which the fund is obligated to pay an amount equal to the return of foreign market securities indices in exchange for a U.S. dollar-based interest rate. To the extent its hedges are effective, the performance is not expected to correlate with the movements of equity markets generally. Instead, it is expected to perform more like a short-term fixed income fund, with variation in return (alpha) resulting from the Manager’s outperformance or underperformance relative to equity markets generally.

Citigroup 3-Month Treasury Bill Index

GMO may change the investment policies and/or programs of the underlying funds at any time without notice to shareholders of the Fund. Each of the underlying funds is subject to some or all of the risks detailed at the front of this prospectus under "Overview of Fund Risks". For a more detailed explanation of each underlying fund’s principal investments, investment methodology and risks, as well as a definition of each underlying fund’s benchmark, see “Underlying Funds” in the Fund's Statement of Additional Information.

INDEX DESCRIPTIONS

Index	Description	Funds
S&P 500 Index (S&P 500)	The S&P 500 is an unmanaged, market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation.	Asset Allocation Fund
Lehman Brothers Aggregate Bond Index (LBABI)

The LBABI is an unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market, including U.S. government and U.S. government agency securities, corporate securities, and asset-backed securities.

Asset Allocation Fund
Morgan Stanley Capital International All Country World Index ex-U.S. Index (MSCI ACWI ex-US)	The MSCI ACWI ex-US is an independently maintained and published international (excluding US and including emerging) equity index.	Asset Allocation Fund
GMO Global Balanced Index (GMOGBI)	The GMOGBI is a composite benchmark computed by GMO and comprised 48.75% by S&P 500, 16.25% by MSCI ACWI ex-US and 35% by LBABI.	Asset Allocation Fund

Evergreen Express Line

Call 1.800.346.3858

24 hours a day to

  check your account
  order a statement
  get a Fund’s current price, yield and total return
  buy, redeem or exchange Fund shares

Shareholder Services

Call 1.800.343.2898

Monday - Friday, 8 a.m. to 6 p.m. Eastern time

  order applications
  buy, redeem or exchange Fund shares
  get assistance with your account

Information Line for Hearing and Speech Impaired (TTY/TDD)

Call 1.800.343.2888

Monday-Friday, 8 a.m. to 6 p.m. Eastern time

Write us a letter

·  Evergreen Investments

·  P.O. Box 8400

·  Boston, MA 02266-8400

  to buy, redeem or exchange Fund shares
  to change the registration on your account
  for general correspondence

For express, registered or certified mail

·  Evergreen Investments

·  66 Brooks Drive, Suite 8400

·  Braintree, MA 02184-3800

Visit us on-line

·  EvergreenInvestments.com

Regular communications you will receive
Account Statements — You will receive quarterly statements for each Fund you invest in. Please review and promptly notify Evergreen Investments of any inaccuracies.

Confirmation Notices — A confirmation of your transaction, other than SIP and SWP, is sent within five days. Please review and promptly notify Evergreen Investments of any inaccuracies.

Annual and Semi-annual Reports — You will receive a detailed financial report twice a year on each Fund in which you invest.

Tax Forms — Each January you will receive any Fund tax information you need to complete your tax returns.

For More Information About Evergreen Asset Allocation Fund, Ask for:

  The Fund's most recent Annual or Semi-annual Report, which contains a complete financial accounting for the Fund and a complete list of the Fund's portfolio holdings as of a specific date. The Annual Report also contains commentary from the Fund’s portfolio managers regarding the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year or period.
  The Statement of Additional Information (SAI), which contains more detailed information about the Fund and its policies and procedures. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.

For questions, other information, or to request a copy, without charge, of any of these documents, call 1.800.343.2898 or ask your investment professional. We will mail material within three business days. In addition, any of these documents may be downloaded, free of charge, off our Web site at EvergreenInvestments.com.

Information about the Fund (including the SAI) is also available, without charge, on the SEC’s Internet Web site at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.551.8090.

·  Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.,

·  200 Berkeley Street, Boston, MA 02116-5034.

·  Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2006.

563553 RV6 (5/06)

·  Evergreen Investments

·  200 Berkeley Street

·  Boston, MA 02116-5034

SEC File No.: 811-08413

EVERGREEN EQUITY TRUST

PART A

EVERGREEN ASSET ALLOCATION FUND
CLASS R

Prospectus, May 1, 2006

Evergreen
Balanced Funds

Evergreen Asset Allocation Fund
Class R

The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

FUND RISK/RETURN SUMMARY:

Overview of Fund Risks
Evergreen Asset Allocation Fund

GENERAL INFORMATION:

The Fund's Investment Advisor
The Fund's Portfolio Manager
Calculating the Share Price
How to Choose an Evergreen Fund
How to Buy and Redeem Shares
Other Services
Distributions and Taxes
More Information about the Fund's Fees and Expenses
Financial Highlights
Other Fund Practices
Description of Underlying Funds
Index Descriptions

Fund Summary Key

The Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL

What is the Fund's financial goal? You can find information about how the Fund seeks to achieve its investment goal by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment goal without a shareholder vote.

INVESTMENT STRATEGY

How does the Fund go about trying to meet its goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

RISK FACTORS

What are the principal risks for an investor in the Fund?

PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years?

FEES AND EXPENSES

How much does it cost to invest in the Fund?

Overview of Fund Risks

Evergreen Asset Allocation Fund

typically relies on:

  investing all of its assets in Asset Allocation Trust, a mutual fund managed by Grantham, Mayo, Van Otterloo & Co. LLC (GMO), which in turn invests in some or all of the underlying funds listed below. As investment advisor to Asset Allocation Trust, GMO determines the allocation of the Fund's indirect investments among the underlying funds.

The underlying funds to which the Fund may indirectly have exposure include:

U.S. Equity Funds

  U.S. Core Equity Fund
  U.S. Quality Equity Fund
  U.S. Value Fund
  U.S. Intrinsic Value Fund
  U.S. Growth Fund
  Real Estate Fund
  U.S. Small/Mid Cap Value Fund
  U.S. Small/Mid Cap Growth Fund

Fixed Income Funds

  Domestic Bond Fund
  Core Plus Bond Fund
  International Bond Fund
  Currency Hedged International Bond Fund
  Global Bond Fund
  Emerging Country Debt Fund
  Short-Duration Investment Fund
  Inflation Indexed Bond Fund
  Short-Duration Collateral Fund
  Short-Duration Collateral Share Fund
  World Opportunity Overlay Fund

International Equity Funds

  International Core Equity Fund
  International Intrinsic Value Fund
  International Growth Equity Fund
  Currency Hedged International Equity Fund
  Foreign Fund
  Foreign Small Companies Fund
  International Small Companies Fund
  Emerging Markets Fund
  Emerging Countries Fund
  Emerging Markets Quality Fund
  Global Growth Fund
  Developed World Stock Fund

Asset Allocation Funds

  Alpha Only Fund

may be appropriate for investors who:

  are seeking a diversified long-term investment offering both current income and the potential for capital growth.

At any time, the Fund may have investment exposure to some or all of the underlying funds.

Following this overview, you will find information on the Fund's specific investment strategies and risks.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal;
  not a deposit with a bank;
  not insured, endorsed or guaranteed by the FDIC or any government agency; and
  subject to investment risks, including possible loss of your original investment.

Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

A significant risk of the Fund is that one or more underlying funds will not perform as expected. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying funds. Following are some of the most important risk factors that may affect the underlying funds. Other factors may be described in the discussion following this overview:

Stock Market Risk

Your investment in a Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield, total return earned on, and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield, total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well.

Interest Rate Risk

When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Fund invests in debt securities or stocks purchased primarily for dividend income, and interest rates rise, then the value of your investment may decline. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by a Fund, the more the Fund is subject to interest rate risk.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and midsized companies tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and midsized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, markets and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and midsized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for a Fund to establish or close out a position in these securities at prevailing market prices.

Foreign Investment Risk

Since the Fund invests in non-U.S. securities, it is exposed to certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which the Fund invests could adversely affect the value of, dividend yield of and total return earned on your investment. In addition, if the value of any foreign currency in which a Fund's investments are denominated declines relative to the U.S. dollar, the dividend yield of, the total return earned on and the value of your investment in a Fund may decline as well. Certain foreign countries have less developed, less liquid and less regulated securities markets and accounting systems than the U.S. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected.

Credit Risk

The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. Since the Fund invests in debt securities, then the value of your investment may decline if an issuer fails to pay an obligation on a timely basis. If the credit quality of a Fund's investments deteriorates or is perceived to deteriorate, the value of those investments could drop and the value of the Fund's shares could drop. A Fund may also be subject to credit risk to the extent it engages in financial transactions with third parties, such as repurchase agreements or dollar rolls. These transactions are subject to the risk that a third party may be unwilling or unable to honor its financial obligations to the Fund.

Investment Style Risk

Different types of securities -- such as growth style or value style securities -- tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Emerging Market Risk

A Fund may invest in securities of companies in "emerging market" countries, which entails special risks. Emerging countries may rely on international trade and could be adversely affected by the economic conditions in the countries with which they trade. The risks of investing in emerging markets also include greater political and economic uncertainties than in developed foreign markets, the risk of nationalization, diplomatic developments (including war), social instability, currency transfer restrictions, and a more limited number of potential buyers for investments. Such countries may experience high levels of inflation or deflation and currency devaluation. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Investments in emerging markets are considered to be speculative and may be highly volatile.

Derivatives Risk

The Fund may use derivatives, which are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies, currency exchange rates, commodities, related indexes or other assets. The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks including market risk and the credit risk of the counterparty to the derivatives contract. Derivative transactions typically involve leverage and may be highly volatile. When a Fund uses a derivative instrument, it could lose more than the principal amount invested. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indexes they are designed to hedge or to closely track, and the risk that a derivative transaction may not have the effect the Fund's investment adviser anticipated. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may also increase the amount of taxes payable by shareholders.

Leverage Risk

A Fund's portfolio may borrow money temporarily to meet redemption requests and/or to settle investment transactions. A Fund may also enter into reverse repurchase agreements and invest in other derivatives to enhance its investment return, which may result in leverage. Leverage may disproportionately increase a Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Asset Allocation Fund

FUND FACTS:

Goal:

·  Total Return

Principal Investment:

·  GMO-Managed Mutual Funds which invest in U.S. and Foreign Equity and Debt Securities (through Asset Allocation Trust)

Class of Shares Offered in this Prospectus:

·  Class R

Investment Advisor:

·  Evergreen
Investment
Management
Company, LLC

NASDAQ Symbol:

·  EAXFX

Distribution Payment Schedule:

·  Annually

INVESTMENT GOAL

The Fund seeks total return.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in ''Overview of Fund Risks'' on page 2.

The Fund seeks total return greater than the GMO Global Balanced Index, a composite benchmark computed by GMO. The Fund invests all of its investable assets in Asset Allocation Trust, which invests its assets in GMO-managed mutual funds ("underlying funds") that invest in U.S. and foreign equity securities (including both growth and value style equities and equities of any market capitalization), U.S. and foreign fixed income instruments and, from time to time, other alternative asset classes. Asset Allocation Trust is wholly owned by the Fund. The Fund will typically be nearly fully exposed to equity and fixed income securities through its indirect investment in the underlying funds. The underlying funds in which the Fund indirectly invests primarily consist of GMO International Equity Funds (including one or more of the GMO Emerging Markets Funds), GMO Fixed Income Funds, GMO U.S. Equity Funds and GMO Alpha Only Fund. For more information regarding the underlying funds, see “Description of Underlying Funds” at the back of this prospectus.

Asset Allocation Trust may also invest in certain other investments, including cash or various cash equivalents, such as money market instruments, and other short-term instruments, including notes, certain short-term asset-backed securities, certificates of deposit, commercial paper, banker's acceptances, bank deposits, U.S. government securities or shares of registered investment companies.

GMO uses proprietary research and quantitative models to determine the choice and weighting of the underlying funds. These models use rolling multi-year forecasts of relative value and risk among the asset classes (e.g., U.S. equity, international equity, emerging markets, and fixed income) in which the underlying funds invest.

GMO shifts investments in the underlying funds in response to changes in GMO's investment outlook and market valuations and to accommodate cash flows and intends to expose at least 25% of Asset Allocation Trust’s assets to fixed income investments and at least 25% of Asset Allocation Trust’s assets to equity investments.

RISK FACTORS

Your investment in the Fund is subject to the risks of the underlying funds discussed in the “Overview of Fund Risks” on page 2 under the headings:

  Stock Market Risk
  Interest Rate Risk
  Market Capitalization Risk
  Foreign Investment Risk
  Credit Risk
  Investment Style Risk
  Emerging Market Risk
  Derivatives Risk
  Leverage Risk

In addition, the Fund is subject to fund-of-funds risk. The Fund is exposed to the risk that one or more underlying funds will not perform as expected or will underperform other similar funds or that the combinations of underlying funds selected by GMO will not perform as it expected. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying funds. The Fund will also indirectly bear a proportionate share of the total fund operating expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other fund expenses) of the underlying funds in which Asset Allocation Trust invests, as well as any purchase premiums or redemption fees charged by such underlying funds. Since GMO will receive fees from the underlying funds, GMO has a financial incentive to invest the assets of Asset Allocation Trust in underlying funds with higher fees, despite the investment interests of Asset Allocation Trust. GMO is legally obligated to disregard that incentive in selecting shares of the underlying funds.

For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices." For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

PERFORMANCE

The following tables show how the Fund has performed in the past. Past performance is not an indication of future results.

The table below shows the percentage gain or loss for the Class R shares of the Fund in each full calendar year since 7/29/1996. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses.

Year-by-Year Total Return for Class R Shares (%) 1

1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
	16.05	4.38	10.97	7.39	3.74	0.54	24.89	11.93	7.63

Best Quarter:	2nd Quarter 2003	+ 12.82%[1]
Worst Quarter:	3rd Quarter 1998	- 7.89%[1]
Year-to-date total return as of 3/31/2006 is +3.53%.

The next table shows the Fund’s average annual total return for Class R shares over the past one- and five-year periods and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the S&P 500 Index (S&P 500), Lehman Brothers U.S. Aggregate Bond Index (LBABI), Morgan Stanley Capital International All Country World Index ex-U.S. Index (MSCI ACWI ex-US) and GMO Global Balanced Index (GMOGBI). Please see "Index Descriptions" at the back of this prospectus. Performance information for an index does not include transaction costs associated with buying and selling securities or any mutual fund fees and expenses. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2005) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 7/29/1996
Class R	10/10/2003	7.63%	9.43%	N/A	10.43%
GMOGBI		5.98%	3.66%	N/A	8.28%
S&P 500		4.91%	0.54%	N/A	9.23%
LBABI		2.43%	5.87%	N/A	6.73%
MSCI ACWI exUS		16.62%	6.27%	N/A	6.71%

1.  Historical performance shown for Class R prior to its inception is based on the performance of Class A shares of the Fund, which are offered through a separate prospectus. Historical performance for Class A prior to 10/3/2002 is based on the performance of Class III of the Fund's predecessor fund, GMO Global Balanced Allocation Fund. Expenses of the GMO Fund were lower than the expenses the Fund incurs, in part because the GMO Fund did not pay 12b-1 fees. These fees are 0.50% for Class R and 0.30% for Class A. If the GMO Fund had incurred expenses at the same rate as the Fund does, the performance shown in the table above would have been lower. See "Underlying Fund Information -- Adjusted Average Annual Total Return."

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2005.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class R
Management Fees [2]	0.35%
12b-1 Fees	0.50%
Other Expenses	0.28%
Total Annual Fund Operating Expenses [3]	1.13%

2.  Restated to reflect current fees.

3.  Because the Fund invests primarily in the Asset Allocation Trust, the Fund will incur fees and expenses indirectly as a shareholder of the underlying funds. The amount of such indirect expenses at December 31, 2005 is estimated to be 0.50%; this amount is not included in the Annual Fund Operating Expenses listed above. Actual indirect expenses for the fiscal year ending December 31, 2006 will vary depending on the particular underlying funds in which the Asset Allocation Trust invests. The Fund incurs no expense for its investment in Asset Allocation Trust. For more information regarding the expenses of the underlying funds, see "Underlying Fund Information -- Total Direct and Indirect Expenses."

The example below is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class R
1 year	$ 115
3 years	$ 359
5 years	$ 622
10 years	$ 1,375

UNDERLYING FUND INFORMATION

The Fund’s shareholders indirectly bear the expenses of the underlying funds in which the Fund indirectly invests. The following chart shows the expense ratio for each of the underlying funds as of 2/28/2006, as well as the percentage of the Fund’s net assets indirectly invested in each underlying fund as of 12/31/2005.

Underlying Fund Expenses

Underlying Fund	Expense Ratio	Percentage of Fund's Net Assets [4]
GMO Core Plus Bond Fund	0.37%	18.7%
GMO U.S. Core Equity Fund	0.37%	17.5%
GMO International Growth Equity Fund	0.67%	9.4%
GMO International Intrinsic Value Fund	0.63%	9.4%
GMO U.S. Quality Equity Fund	0.44%	7.9%
GMO Alpha Only Fund	0.69%	6.6%
GMO Emerging Markets Fund	1.00%	4.8%
GMO Emerging Markets Quality Fund	0.64%	3.9%
GMO Domestic Bond Fund	0.17%	3.8%
GMO Currency Hedged International Bond Fund	0.42%	3.6%
GMO Currency Hedged International Equity Fund	0.70%	3.5%
GMO Inflation Indexed Bond Fund	0.95%	3.0%
GMO International Bond Fund	0.42%	1.1%
GMO Real Estate Fund	0.48%	1.0%
GMO International Small Companies Fund	0.75%	0.8%
GMO Emerging Country Debt Fund	0.74%	0.6%
GMO Short Duration Investment Fund	0.22%	0.0%

4.  As of December 31, 2004, shares in the underlying funds were owned directly by the Fund. As of September 16, 2005, the Fund contributed the shares in the underlying funds to the Asset Allocation Trust in exchange for all the beneficial interests of the Asset Allocation Trust.

The following table illustrates the effect of these indirect expenses on the Fund’s Annual Fund Operating Expenses as set forth in the section entitled "Fees and Expenses” in this prospectus.

Total Direct and Indirect Expenses

Class R
Direct Fund Operating Expenses	1.13%
Indirect Expenses of Underlying Funds [5]	0.50%
Total of Direct and Indirect Expenses	1.63%

5.  Estimated at the Fund's fiscal year ended December 31, 2005.

Based on the Total of Direct and Indirect Expenses provided above, the table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example assumes a 5% average annual return, reinvestments of all dividends and distributions, and that the Fund’s operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

After:	Class R
1 year	$ 166
3 years	$ 514
5 years	$ 887
10 years	$ 1,933

The following table lists the Fund’s adjusted average annual total returns for periods ended 12/31/2005. The returns for the periods prior to 10/3/2002 have been adjusted downward to reflect the Fund's higher actual net expense ratios in effect at the Fund's inception. The expense ratio for Class R was 1.31%.

Average Annual Total Return
(for the period ended 12/31/2005) 6

	Inception Date of Class	1 year	5 year	10 year	Performance Since 7/29/1996
Class R	10/10/2003	7.63%	8.93%	N/A	9.48%

6.  Historical performance for Class R prior to 10/3/2002 is based on the performance of Class III of the fund’s predecessor fund, GMO Global Balanced Allocation Fund. Prior to 10/3/2002, returns have been adjusted downward to reflect the Evergreen fund’s higher direct fund operating expenses including 12b-1 fees in effect at its inception. These fees were 1.31% for Class R. 12b-1 fees are 0.50% for Class R, Class III of the predecessor fund did not pay a 12b-1 fee.

THE FUND'S INVESTMENT ADVISOR

An investment advisor manages a fund's investments and supervises its daily business affairs. Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Fund. EIMC has been managing mutual funds and private accounts since 1932 and managed over $103.9 billion in assets for the Evergreen funds as of 12/31/2005. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States, with over $521 billion in consolidated assets as of 12/31/2005. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

EIMC oversees investment operations for the Fund, including oversight and supervision of the investment operations of Asset Allocation Trust and its investments in the underlying funds. GMO is the investment advisor to Asset Allocation Trust.

For the fiscal year ended 12/31/2005, the aggregate advisory fee paid to EIMC by the Fund was 0.36% of the Fund's average daily net assets.

Legal ProceedingsSince September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. (EIS) and Evergreen Service Company, LLC (ESC) (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (SEC) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that known as Evergreen Small Company Growth Fund) and during the period December, 2000, through April, 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by the fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

The staff of the National Association of Securities Dealers (NASD) has notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

THE FUND'S PORTFOLIO MANAGER

The Fund invests all of its assets directly in Asset Allocation Trust. GMO is the investment advisor to Asset Allocation Trust. Asset Allocation Trust does not pay a fee to GMO for its advisory services. However, Asset Allocation Trust (and indirectly, the Fund) bears the expenses of the underlying funds, including a share of management and other fees paid to GMO.

Day-to-day management of Asset Allocation Trust is the responsibility of GMO's Asset Allocation Division (the "Division"). The Division's members work collaboratively to manage Asset Allocation Trust's portfolio, and no one person is primarily responsible for day-to-day management of Asset Allocation Trust.

Ben Inker is a senior member of the Division who allocates the responsibility for portions of Asset Allocation Trust's portfolio to various members of the Division, oversees the implementation of the trades on behalf of Asset Allocation Trust, reviews the overall composition of the portfolio, including compliance with stated investment objectives and strategies, and monitors cash flows.

Mr. Inker has served as the senior member of the Division responsible for coordinating the portfolio management of Asset Allocation Trust (and previously the Fund) since the Fund's inception. Mr. Inker is the Director of the Division. He has been responsible for overseeing the portfolio management of GMO's asset allocation portfolios since 1996.

The Statement of Additional Information (SAI) contains other information about how GMO determines the compensation of Mr. Inker, other accounts he manages, and his ownership of Fund shares.

CALCULATING THE SHARE PRICE

The value of one share of a Fund, also known as the net asset value, or NAV, is calculated by adding up the Fund’s total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. A Fund’s NAV is calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open. The Evergreen Funds reserve the right to adjust the time that a Fund calculates its NAV to coincide with an earlier closing of the market or due to other unusual circumstances. If a Fund offers multiple classes of shares, the NAV of each class of shares is calculated separately.

The price per share received by a Fund for a purchase of shares or the amount paid by a Fund for a redemption of shares is based on the next price calculated after the order is received and all required information is provided.

Shares become entitled to income distributions declared generally on the first business day following receipt by the Fund's transfer agent of payment for the shares.

To the extent the Fund invests in other investment companies, the Fund’s NAV is calculated based on the NAV of the investment companies in which it invests. The Fund does not anticipate that it will fair value its securities often due to the fact that it invests directly in other investment companies. The underlying funds' fair value pricing policies and procedures are explained in the underlying funds' prospectuses.

If the Fund were to hold investments other than shares of Asset Allocation Trust or the underlying funds, the following would apply:

Each security held by a Fund is typically valued at its market value when market value quotations are readily available using the most current market price quotations for that security. However, the Fund will "fair value" securities when (i) quotations are not available from any outside source; (ii) quotations are stale and there is no current trading activity in the security; (iii) closing quotations as received from an outside source do not reflect the current market value, or (iv) for certain other reasons, quotations are unreliable or are not readily available. The Fund will price these securities at a fair value according to policies established and reviewed periodically by the Fund's Board of Trustees.

Pricing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more of the securities in the portfolio, which is used to determine the Fund's NAV, could be different from the actual value at which those securities could be sold in the market. Therefore, if a shareholder purchases or redeems shares in a Fund that holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost, which approximates market value. Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings.

The Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the New York Stock Exchange is open. In addition, closing market prices for foreign securities may not reflect current value as of the time the Fund values its shares. Many foreign markets close substantially before 4:00 p.m. Eastern time, and events occurring after such close may materially affect the value of securities traded in those markets. To address this, the Fund's fair value pricing policies provide that foreign securities may be valued at fair value if an event or development has occurred subsequent to the close of the foreign market that would materially affect the value of the security. Substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Under the Fund’s fair value pricing policies, the values of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. In these instances, the value of the foreign securities is typically determined by applying a fair value coefficient supplied by a third-party service provider. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent. The Pricing Committee of the Board of Trustees periodically reviews the pricing procedures and methodologies employed by third-party pricing vendors, may meet with vendors to discuss such procedures and methodologies and may from time to time change or add to the number of vendors utilized.

The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars using exchange rates valued at 2:00 p.m. Eastern time each day the Fund's NAV is calculated. Changes in the value of those currencies in relation to the U.S dollar affect the Fund's NAV. Any difference in the value of the foreign currency at 2:00 p.m. and the value of the foreign currency at the time the Fund calculates its NAV (normally 4:00 p.m. Eastern time) may not be reflected in the Fund's NAV that day. The Fund's pricing policies provide that the foreign exchange rates may be valued at a later time if an event or development has occurred subsequent to 2:00 p.m. Eastern time that has materially affected the foreign exchange rate.

HOW TO CHOOSE AN EVERGREEN FUND

When choosing an Evergreen fund, you should:

  Most importantly, read the prospectus to see if the Fund is suitable for you.
  Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading a fund's prospectus. He or she can also assist you through all phases of opening your account.
  Request any additional information you want about a fund, such as the SAI, Annual Report or Semi-annual Report by calling 1.800.343.2898. In addition, any of these documents may be downloaded off our Web site at EvergreenInvestments.com.

HOW TO BUY AND REDEEM SHARES

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the funds. Class R shares generally are not available to retail accounts.

Eligible retirement plans of qualifying size generally may open an account and purchase Class R shares by contacting certain broker-dealers and financial institutions which have selling agreements with EIS. These broker-dealers or financial institutions may impose transaction charges in addition to those described in this prospectus. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan's administrator or recordkeeper.

You may exchange Class R shares of the Fund into shares of the same class of other Evergreen funds.

Class R shares are offered at NAV without a front-end sales charge or a contingent deferred sales charge. However, Class R shares are subject to a 0.50% 12b-1 fee. A portion of Class R shares' 12b-1 fees may be voluntarily waived. For additional information regarding the 12b-1 fee, see "Service Fees and Commissions Paid to Investment Firms" in part two of the SAI.

Additional Compensation to Financial Services Firms

EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC’s or EIS’s resources, as the case may be, and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. In some cases, financial services firms may include the Evergreen funds on a "preferred list." Please contact your investment professional for more details regarding these arrangements or contact an Evergreen funds service representative at 1.800.346.3858 for a listing of financial services firms with whom we have such arrangements.

OTHER SERVICES

Automatic Reinvestment of Distributions

For the convenience of investors, all dividends and capital gains distributions paid to retirement plan shareholders will automatically be reinvested.

DISTRIBUTIONS AND TAXES

Dividends and capital gains distributed by the Fund to retirement plan accounts currently are not subject to federal income tax. Distributions taken from retirement plan accounts generally are taxable as ordinary income. Please consult your tax advisor for further information.

MORE INFORMATION ABOUT THE FUND'S FEES AND EXPENSES

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

OVERVIEW OF FEES AND EXPENSES

As summarized earlier in this prospectus, investors in the Evergreen funds may pay on-going fees that are deducted from the assets of the Fund and underlying funds, including management fees, distribution (Rule 12b-1) fees, transfer agency and shareholder service fees, and legal, audit, custody and other miscellaneous fees. These fees are described more fully below. Both types of fees reduce the overall return earned by an investor. Investors in the Fund also indirectly bear the expenses of the underlying funds.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

An investment in an Evergreen mutual fund (and the Fund's indirect investment in an underlying Fund) is subject to the following on-going fees, which reduce the overall return earned by an investor:

Management Fee

EIMC receives a management fee for overseeing investment operations of the Fund, including oversight and supervision of the investment operations of Asset Allocation Trust and its investments in the underlying funds. GMO is investment advisor to Asset Allocation Trust, but does not receive a fee from Asset Allocation Trust for its services. However, Asset Allocation Trust (and indirectly, the Fund) bears indirectly the expenses of the underlying funds, including a share of management and other fees paid to GMO.

Distribution and/or Service (Rule 12b-1) Fees

The Trustees of the Evergreen funds have approved a distribution plan permitting the Fund to pay 12b-1 fees at an annual rate of up to 1.00% of the average daily net assets of Class R shares. However, currently the 12b-1 fees for Class R shares are limited to 0.50% of the average daily net assets of the class. These fees increase the cost of your investment. The Fund may use 12b-1 fees to compensate the Fund's distributor for services it provides and the expenses it incurs in the promotion and distribution of shares of the Fund, including payments to broker-dealers and financial intermediaries for distribution and shareholder services.

Other Expenses

Mutual funds pay a variety of other fees and expenses in connection with their operations, including, for example, administrative service fees, transfer agency fees, shareholder servicing fees, custody fees, audit fees and legal fees.

Total Annual Fund Operating Expenses

The expense ratio of the Fund is shown in the section entitled "Fees and Expenses." These expenses are paid by the Fund and reduce the performance results for the share class to which they apply. Because these expenses are not charged directly to your account, investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. Some key things to remember about expense ratios include: (i) your total return in the Fund is reduced by the fees and expenses paid by the Fund; (ii) expense ratios can vary greatly between funds and fund families; and (iii) the Fund's investment advisor may waive a portion of the Fund's expenses for a period of time, reducing its expense ratio.

The underlying funds also incur fees and expenses, which have the effect of reducing the Fund's return on its indirect investments in those funds. Please see "Fees and Expenses -- Underlying Fund Information" in this prospectus for more information.

The expenses associated with investing in the Funds are generally higher than those for mutual funds that do not invest primarily in other mutual funds because shareholders of the Fund indirectly pay a portion of the expenses charged at the underlying fund level. However, the Fund is structured in the following ways to lessen the impact of expenses incurred at the underlying fund level: (i) the Funds do not pay any fees for asset allocation or advisory services; and (ii) the Funds invest substantially all of their assets in Institutional Class shares of the underlying funds, which are not subject to any sales charges or 12b-1 fees.

FINANCIAL HIGHLIGHTS

This section looks in detail at the results for one Class R share of the Fund -- how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The information has been derived from financial information audited by KPMG LLP, the Fund's independent registered public accounting firm. For a more complete picture of the Fund's financial statements, please see the Fund's Annual Report as well as the SAI which are available upon request.

Asset Allocation Fund

	Year Ended December 31,		Year Ended
CLASS R	2005	2004 [1]	March 31, 2004 [2]
Net asset value, beginning of period	$ 13.59	$ 12.96	$ 11.95
Income from investment operations
Net investment income (loss)	0.31	0.18	0.07 [3]
Net realized and unrealized gains or losses on investments	0.71	0.79	1.16
Total from investment operations	1.02	0.97	1.23

Distributions to shareholders from
Net investment income	- 0.36	- 0.25	- 0.21
Net realized gains	- 0.23	- 0.09	- 0.01
Total distributions to shareholders	- 0.59	- 0.34	- 0.22

Net asset value, end of period	$ 14.02	$ 13.59	$ 12.96
Total return	7.63%	7.53%	10.32%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 7,066	$ 496	$ 1
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions [4]	1.15%	1.27%[5]	1.20%[5]
Expenses excluding waivers/reimbursements and expense reductions [4]	1.18%	1.27%[5]	1.20%[5]
Net investment income (loss)	5.19%	13.43%[5]	1.28%[5]
Portfolio turnover rate	16%[6]	7%	16%

1.  For the nine months ended December 31, 2004. The Fund changed its fiscal year end from March 31 to December 31, effective December 31, 2004.

2.  For the period from October 10, 2003 (commencement of class operations), to March 31, 2004.

3.  Net investment income (loss) per share is based on average shares outstanding during the period.

4.  Excludes expenses incurred indirectly through investment in underlying funds

5.  Annualized

6.  Represents a blended rate that includes the portfolio turnover for the Fund for the period from January 1, 2005 through September 15, 2005 and the portfolio turnover for the Asset Allocation Trust for the period from September 16, 2005 through December 31, 2005.

OTHER FUND PRACTICES

The Fund is also indirectly subject to the following risks through its investments in Asset Allocation Trust and Asset Allocation Trust's investments in the underlying funds.

The Fund invests in foreign securities, which may include foreign currency transactions. As a result, the value of the Fund's shares will be affected by changes in exchange rates. To manage this risk, the Fund may enter into currency futures contracts and forward currency exchange contracts. Although the Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, the Fund could lose money if it fails to predict accurately the future exchange rates. The Fund may engage in hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the Fund's investments are denominated. Use of this hedging technique cannot protect against exchange rate risk perfectly. If the Fund's investment advisor is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established. The Fund may purchase a foreign currency on a spot or a forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which the Fund’s holdings are denominated. The Fund may also engage in a type of foreign currency forward transaction called “proxy hedging” or “synthetic currency hedging”. In these types of transactions, the currency which is sold on a forward basis against another acts as a “proxy” for a different underlying currency which is less liquid but typically moves in concert with the proxy currency. For example, several Asian currencies typically trade similarly to the U.S. dollar. If the investment view is that the U.S. dollar will decline versus the Euro, the Fund may sell forward U.S. dollar currency contracts against the Euro as a way of protecting the currency value of its Asian equities. Thus the U.S. dollar has been sold forward as a proxy for Asian currencies. The success of this technique is dependent on the investment advisor’s ability to accurately predict the movement of the exchange rates. “Proxy hedging” is subject to the risk that the underlying currency ceases to correlate with its proxy currency.

The Fund may invest in futures and options, which are forms of derivatives. Derivatives are financial contracts whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an index, an interest rate or a currency. Small price movements in the underlying asset or index can result in immediate and substantial gains or losses in the value of derivatives. Such practices are used to hedge a Fund's portfolio to protect against market decline, to maintain a Fund's exposure to its market, to manage cash or to attempt to increase returns. Although this is intended to increase returns, these practices may actually reduce returns or increase volatility. These transactions may involve leverage and may be highly volatile and illiquid. The Fund could lose more than the principal amount invested. These transactions also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying securities and may not have the effect the Fund's investment adviser anticipated. The use of these derivatives may also increase the amount of taxes payable by shareholders.

The Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high-quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategies and investment goal and, if employed, could result in a lower return and loss of market opportunity.

Please consult the SAI for more information regarding these and other investment practices used by the Fund, including related risks.

Short-Term Trading

Excessive short-term trading in a Fund’s shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise have a negative impact on, the value of the Fund’s shares.

To limit the negative effects of short-term trading on the Fund, the Evergreen funds have adopted certain restrictions on trading by investors. Investors are limited to three "round-trip" exchanges per calendar quarter and five "round-trip" exchanges per calendar year. A "round-trip" exchange occurs when an investor exchanges from one fund to another fund and back to the original fund. If the Fund discovers that an investor has exceeded these "round-trip" exchange limitations, the Fund will reject the purchase or exchange or terminate the investor's investment or exchange privileges. In addition, the Fund reserves the right to reject any purchase or exchange, and to terminate an investor's investment or exchange privileges, if the Fund determines in its sole discretion that trading activity by the investor may be materially detrimental to the interests of long-term shareholders. The Fund may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceeded the three-per-quarter/five-per-year limits described above. In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

The Evergreen funds attempt to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, there are certain limitations on the Fund’s ability to detect and prevent trading that would violate these restrictions. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have access to such information for investors who trade through financial intermediaries such as broker-dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. In the case of omnibus accounts, the Fund does not have access to information regarding trading activity by individual investors, and therefore is unable to monitor for excessive short-term trading or violations of the Fund’s trading restrictions. A majority of the Fund's shares may be held in omnibus accounts. For these and other reasons, it is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

Portfolio Holdings

EIMC is committed to providing all Evergreen fund shareholders equal access to portfolio holdings. A complete listing of portfolio holdings for every Evergreen fund (which, in the case of the Fund, will include a listing of the Fund's holdings in underlying funds through Asset Allocation Trust) as of each calendar quarter end is made available to the public approximately 15 calendar days after the quarter end at EvergreenInvestments.com. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, which is posted to EvergreenInvestments.com within approximately 15 calendar days after the month end. Portfolio holdings information will remain available until it is updated at the next month or quarter end. Once released to the web, there are no restrictions on providing the data to any shareholder or external party. No other dissemination of portfolio holdings will be allowed to any shareholder, potential shareholder or party external to the Evergreen funds, except (i) as required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. See "Policy for Dissemination of Portfolio Holdings" in the SAI for a more detailed description of this policy.

Privacy

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DESCRIPTION OF UNDERLYING FUNDS

The following information has been provided to the Fund by GMO and the underlying funds in which the Asset Allocation Trust invests. These summaries are qualified in their entirety by reference to the prospectus and SAI of each underlying fund.

	Investment Goal/Strategy	Benchmark
GMO U.S. EQUITY FUNDS
GMO U.S. Core Equity Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in U.S. companies with larger capitalizations to gain broad exposure to the U.S. equity market. The Manager defines “larger capitalizations” as capitalizations similar to the capitalizations of companies that issue stocks included in the S&P 500 Index. Under normal circumstances, invests at least 80% of its assets in equity investments tied economically to the U.S. The Manager uses proprietary research and quantitative models to seek out stocks it believes are undervalued or it believes have improving fundamentals. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization.

S&P 500 Index
GMO U.S. Quality Equity Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in U.S. companies with larger capitalizations. The Manager defines “larger capitalizations” as capitalizations similar to the capitalizations of companies that issue stocks included in the S&P 500 Index. Under normal circumstances, invests at least 80% of its assets in equity investments tied economically to the U.S. The Manager uses proprietary quality models to evaluate an issuer's quality score based on several factors, including, but not limited to, expected earnings volatility, profits and operational and financial leverage. The Manager also uses proprietary research and quantitative models to seek out stocks it believes are undervalued or it believes have improving fundamentals, and uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization.

S&P 500 Index
GMO U.S. Value Fund

  Seeks long-term capital growth. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, and in companies with similar size and value characteristics. As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 1000 Index ranged from $455 million to $385 billion. Under normal circumstances, invests at least 80% of its assets in investments tied economically to the U.S. The Manager uses proprietary quantitative models to identify an initial group of stocks trading at prices below what the Manager believes to be their fundamental value. The Manager then applies traditional fundamental analysis to evaluate the financial, operational and management strength of the issuers of these stocks. The Manager evaluates the resulting stocks in light of its analysis of the attractiveness of sectors and industries and tilts the final portfolio accordingly.

Russell 1000® Value Index
GMO U.S. Intrinsic Value Fund

  Seeks long-term capital growth. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, and in companies with similar size and value characteristics. As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 1000 Index ranged from $455 million to $385 billion. Under normal circumstances, invests at least 80% of its assets in investments tied economically to the U.S. The Manager uses proprietary research and quantitative models to seek out stocks it believes are undervalued and have improving fundamentals. Generally these stocks trade at prices below what the Manager believes to be their fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization.

Russell 1000® Value Index
GMO U.S. Growth Fund

  Seeks long-term capital growth. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index and in companies with similar size and growth characteristics. As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 1000 Index ranged from $455 million to $385 billion. Under normal circumstances, invests at least 80% of its assets in investments tied economically to the U.S. The Manager uses proprietary research and quantitative models to identify stocks it believes have improving fundamentals. From that group the Manager then selects those stocks it believes have growth characteristics and that trade at prices below what the Manager believes to be their fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization.

Russell 1000® Growth Index
GMO Real Estate Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in U.S. companies that issue stocks included in the Morgan Stanley REIT Index, and in companies with similar characteristics. Under normal circumstances, invests at least 80% of its assets in real estate investment trusts ("REITs") and other real estate-related investments. REITs are managed vehicles that invest in real estate or real estate-related investments. The Manager defines real estate-related investments as REITs and companies that derive at least 50% of their revenues and profits from, or have at least 50% of their assets invested in, (i) the development, ownership, construction, management, or sale of real estate, (ii) real estate holdings, or (iii) products or services related to the real estate industry. Typically invests in equity REITs and real estate-related operating companies that own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of both equity REITs and mortgage REITs. The Manager uses proprietary research and quantitative models to identify stocks that are trading at prices below what the Manager believes to be their fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and market capitalization.

Morgan Stanley REIT Index
GMO U.S. Small/Mid Cap Value Fund

  Seeks long-term capital growth. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, and in companies with similar market capitalizations ("small and mid-cap companies"). As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 2500 Index ranged from $20 million to $8 billion.Under normal circumstances, invests at least 80% of its assets in investments in small and mid-cap companies tied economically to the U.S. The Manager uses proprietary research and quantitative models to identify small and mid-cap company stocks it believes have improving fundamentals and that trade at prices below what the Manager believes to be their fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and industry and sector weights.

Russell 2500® Value Index
GMO U.S. Small/Mid Cap Growth Fund

  Seeks long-term capital growth. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, and in companies with similar market capitalizations ("small and mid-cap companies"). As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 2500 Index ranged from $20 million to $8 billion. Under normal circumstances, invests at least 80% of its assets in investments in small and mid-cap companies tied economically to the U.S. The Manager uses proprietary research and quantitative models to identify small and mid-cap company stocks it believes have improving fundamentals. From that group, the Manager then selects stocks it believes have growth characteristics and that trade at prices below what the Manager believes to be their fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and industry and sector weights.

Russell 2500® Growth Index
GMO FIXED INCOME FUNDS
GMO Domestic Bond Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Invests most of its assets in shares of the GMO Short-Duration Collateral Fund (see description below), U.S. investment-grade bonds; convertible bonds, and asset-backed securities; and derivative instruments (including synthetic bonds) whose value is related to U.S. investment-grade bonds, convertible bonds, and asset-backed securities. Under normal circumstances, invests at least 80% of its assets in bond investments tied economically to the U.S. Also invests in foreign bonds, and may invest some of its assets in lower-rated securities. The Manager employs fundamental and proprietary research techniques and quantitative models to identify bond investments the Manager believes are undervalued. The Manager considers issue-specific risk in the selection process.

Lehman Brothers U.S. Government Bond Index
GMO Core Plus Bond Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Invests in U.S. investment-grade bonds, including U.S. government securities and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government, corporate bonds, and asset-backed securities issued by private issuers), and seeks additional returns by investing in foreign bond and currency markets. Achieves U.S. bond market exposure by primarily investing in the GMO Short-Duration Collateral Fund (see description below), synthetic bonds, and/or directly in U.S. government securities and other U.S. dollar-denominated fixed income securities (including investment-grade bonds, convertible bonds, collateralized bonds, and mortgage-backed securities of private issuers). Also uses credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Under normal circumstances, invests at least 80% of its assets in bond investments. May seek exposure to world interest rates by investing in the GMO World Opportunity Overlay Fund (see description below). May also expose some of its assets to below investment grade securities (also known as "junk bonds"), including up to 5% of its assets in the sovereign debt of emerging countries, generally by investment in the GMO Emerging Country Debt Fund (see description below). The manager employs fundamental and proprietary research techniques and quantitative models to measure the relative values of the bond and currency markets to determine currency and country allocations. Takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. Also may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

Lehman Brothers U.S. Aggregate Bond Index
GMO International Bond Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Seeks exposure primarily to countries whose bonds are included in the JPMorgan Non-U.S. Government Bond Index, and makes investments in investment-grade bonds denominated in various currencies, including asset-backed securities and collateralized bonds issued by foreign government agencies (including securities neither guaranteed nor insured by the U.S. government), and investment-grade bonds of private issuers. Achieves this exposure by investing in the GMO Short-Duration Collateral Fund (see description below) and creating synthetic bonds (rather than by making direct investments). May seek exposure to world interest rates by investing in the GMO World Opportunity Overlay Fund (see description below). Under normal circumstances, invests at least 80% of its assets in bond investments. May use some of its assets to make investments in below investment grade securities (also known as “junk bonds”), and may use up to 5% of its assets to make investments in the sovereign debt of emerging countries, generally by investing in the GMO Emerging Country Debt Fund (see description below.) The Manager employs fundamental and proprietary research techniques and quantitative models to measure the relative values of the bond and currency markets and to determine currency and country allocations. Takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. Also may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

JPMorgan Non-U.S. Government Bond Index
GMO Currency Hedged International Bond Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Seeks exposure primarily to countries whose bonds are included in the JPMorgan Non-U.S. Government Bond Index (Hedged) ex-Japan, and invests in investment-grade bonds denominated in various currencies, including mortgage-backed securities, asset-backed securities and collateralized bonds issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and investment-grade bonds of private issuers. Under normal circumstances, invests at least 80% of its assets in bond investments. Achieves this exposure by investing in the GMO Short-Duration Collateral Fund (see description below) and creating synthetic bonds (rather than by making direct investments). Generally attempts to hedge at least 75% of its net foreign currency exposure back to the U.S. dollar. May seek exposure to world interest rates by investing in the GMO World Opportunity Overlay Fund (see description below). May also expose some of its assets to below investment grade securities (also known as “junk bonds”), and may invest up to 5% of its assets in the sovereign debt of emerging countries, generally by investing in the GMO Emerging Country Debt Fund (see description below.) The Manager employs fundamental and proprietary research techniques and quantitative models to measure the relative values of the bond and currency markets and to determine currency and country allocations. Takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. Also may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan)
GMO Global Bond Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Seeks exposure primarily to countries whose bonds are included in the JPMorgan Global Government Bond Index, and invests in investment-grade bonds denominated in various currencies, including mortgage-backed securities, asset-backed securities and collateralized bonds issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and investment-grade bonds of private issuers. Under normal circumstances, invests at least 80% of its assets in bond investments. Achieves this exposure by primarily investing in the GMO Short-Duration Collateral Fund (see description below) and creating synthetic bonds (rather than by making direct investments). May seek exposure to world interest rates by investing in the GMO World Opportunity Overlay Fund (see description below). May also expose some of its assets to below investment grade securities (also known as “junk bonds”), and may invest up to 5% of its assets in the sovereign debt of emerging countries, generally by investing in the GMO Emerging Country Debt Fund (see description below.) The Manager employs fundamental and proprietary research techniques and quantitative models to measure the relative values of the bond and currency markets and to determine currency and country allocations. Takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. Also may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

JPMorgan Global Government Bond Index
GMO Emerging Country Debt Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Invests primarily in sovereign debt of emerging countries in Asia, Latin America, the Middle East, Africa and Eastern Europe ("emerging countries"). Under normal circumstances, the Fund invests at least 80% of its assets in debt investments tied economically to emerging countries. Typical investments include, but are not limited to, sovereign debt (including Brady bonds and Euro bonds), bank loans to emerging countries, and debt issues of companies tied economically to emerging countries. The Fund may also make investments in other U.S. and foreign securities, including government securities (including securities neither guaranteed nor insured by the U.S. government), corporate debt securities, and mortgage-related and asset-backed securities. Most of the Fund's holdings are typically below investment grade or, if unrated, deemed below investment grade by the Manager. The Fund may acquire or hold issues that are in default and therefore not making any payments of principal or interest. Generally, at least 75% of the Fund's assets are denominated in, or hedged into, U.S. dollars. The Manager emphasizes a bottom-up approach to examining and selecting emerging country securities, and uses advanced analytical techniques to seek to identify inefficiencies in the pricing of emerging country debt issues. In pursuing its investment objective, the Fund may (but is not obligated to) use exchange-traded and over-the-counter (“OTC”) derivative instruments, including options, futures, and swap contracts (including credit default swaps). The Fund uses credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

JPMorgan Emerging Markets Bond Index Global (EMBIG)
GMO Short-Duration Investment Fund

  Seeks to provide current income to the extent consistent with the preservation of capital and liquidity. Seeks to achieve its objective by outperforming its benchmark. Primarily makes investments in securities issued or guaranteed by the U.S. government or its agencies and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), asset-backed securities issued by private issuers, high-quality prime commercial paper and master demand notes, high-quality corporate debt securities and high-quality debt securities backed by pools of commercial or consumer finance loans, repurchase agreements, and certificates of deposit, bankers' acceptances, and other bank obligations. May invest a substantial portion of its assets in the GMO Short-Duration Collateral Fund (see description below). The Manager uses fundamental investment techniques to select bonds with high relative yield spreads. May also use derivatives. Under normal circumstances, seeks to maintain a duration slightly longer than the 3-month duration of the Fund's benchmark.

Citigroup 3-Month Treasury Bill Index
GMO Inflation Indexed Bond Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Primarily makes investments in securities that are indexed or otherwise "linked" to general measures of inflation in the country of issue. Under normal circumstances, invests at least 80% of its assets in inflation indexed bond investments. Invests in fixed income securities, including inflation indexed bonds issued by the U.S. and foreign governments (including securities neither guaranteed nor insured by the U.S. government) and corporate issues, and in shares of the GMO Short-Duration Collateral Fund (see description below). May also invest some of its assets in below investment grade securities (also known as “junk bonds”), and may use synthetic bonds to implement its strategy. The Manager seeks to identify fixed income investments that, in the opinion of the Manager, represent favorable values relative to their market prices.

Lehman Brothers U.S. Treasury Inflation Notes Index
GMO Short-Duration Collateral Fund

  Seeks total return in excess of its benchmark. Seeks to achieve its investment objective by investing primarily in relatively high quality U.S. and foreign floating rate fixed income securities. May invest in government securities, corporate debt securities, residential and commercial mortgage related securities and other asset-backed securities, money market instruments, commercial paper, reverse repurchase agreements, and repurchase agreements. Fixed income instruments in which the fund invests include securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government), and a wide range of private issuers. Its fixed income investments primarily have floating interest rates or will be hedged to convert the fixed rate interest payments into floating rate interest payments, but may also include all types of interest rate, payment and reset terms, including fixed rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. Substantially all of its holdings of fixed income instruments will be investment-grade, except for instruments whose rating has been downgraded to below investment grade (that is, rated below BBB- by Standard & Poor’s, below Baa3 by Moody’s, or comparable unrated securities) after purchase by the fund. The Manager considers investment grade securities that are given a rating of Aa-/AA- or better by Moody’s/S&P, or, if unrated, determined to be of comparable quality by the Manager, to be relatively high quality. In selecting fixed income securities for its portfolio, the Manager employs fundamental and proprietary research techniques to seek to identify bond investments with yield spreads that are high relative to other fixed income securities with similar credit quality and average lives. May also use derivative instruments, including options, futures, options on futures, forward currency contracts, and swap contracts. In addition to investing directly in fixed income securities, may gain indirect exposure to securities through the use of “synthetic” bonds, which are created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent, or another fixed income security. Shares of the fund are not publicly offered.

JPMorgan U.S. 3-Month Cash Index
GMO Short-Duration Collateral Share Fund

  Seeks total return in excess of its benchmark. Seeks to achieve its objective by investing substantially all of its assets in GMO Short-Duration Collateral Fund, another series of GMO Trust (“SDCF”), and, to a limited extent, in cash and high quality money market instruments. Its investment objective and principal investment strategies, therefore, are identical to those of SDCF. SDCF invests primarily in relatively high quality U.S. and foreign floating rate fixed income securities. Fixed income instruments in which the Fund invests include securities issued by federal, state, local and foreign governments (including securities neither guaranteed nor insured by the U.S. government), and a wide range of private issuers. The Fund may invest in government securities, corporate debt securities, residential and commercial mortgage-related securities and other asset backed securities, collateralized debt obligations, money market instruments, commercial paper, reverse repurchase agreements, and repurchase agreements. The Fund may also use derivative instruments, including options, futures, options on futures, forward currency contracts and swap contracts.

JPMorgan U.S. 3-Month Cash Index
GMO World Opportunity Overlay Fund

  Seeks high total return relative to its benchmark. The fund’s investment program has two principal components. One component consists mainly of investments in derivatives -- primarily, interest rate swap contracts -- through which the Manager seeks to exploit misvaluations in world interest rates. The other component consists mainly of investments in U.S. and foreign fixed income securities of relatively high quality. The Manager seeks to achieve the fund’s objective of outperforming its benchmark primarily through returns on the fund’s derivative positions. The primary purpose of its fixed income investments is to provide a cash-like return, and to serve as collateral with respect to its derivative positions. Derivative positions taken are implemented primarily through swap contracts, but other derivatives such as options, futures, options on futures, and currency forwards may also be used. The Manager employs proprietary quantitative models to seek to identify and estimate the relative misvaluation of interest rates within and across world bond markets. In selecting its fixed income investments, the Manager employs fundamental and proprietary research techniques to seek to identify bond investments with yield spreads that are high relative to other fixed income investments with similar credit quality and maturities. Fixed income instruments in which the fund invests include securities issued by the federal, state, local and foreign governments, and a wide range of private issuers, and may also include government securities, corporate debt securities, residential and commercial mortgage-related securities and other asset-backed securities, money market instruments, commercial paper, and repurchase agreements. The fund's fixed income investments primarily have floating interest rates (or will be hedged to convert the fixed rate interest payments into floating rate interest payments), but may also include all types of interest rate, payment and reset terms, including fixed rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. Substantially all of its holdings of fixed income instruments will be investment-grade, except for instruments whose rating has been downgraded to below investment grade (that is, rated below BBB- by S&P, below Baa3 by Moody's, or comparable unrated securities) after purchase by the fund. The Manager considers investment grade securities that are given a rating of Aa-/AA- or better by Moody's/S&P, or, if unrated, determined to be of comparable quality by the Manager, to be relatively high quality. Shares of the fund are not publicly offered.

JPMorgan U.S. 3-Month Cash Index
GMO INTERNATIONAL EQUITY FUNDS
GMO International Core Equity Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically invests in a diversified portfolio of equity investments from developed markets other than the U.S. Under normal circumstances, invests at least 80% of its assets in equity investments. The Manager uses proprietary research and quantitative models to evaluate and select individual stocks, countries, and currencies. In using these models to construct the portfolio, the Manager expects that stock selection will reflect a slight bias for value stocks over growth stocks. The Manager seeks to manage exposure to market capitalization categories relative to the fund's benchmark.

MSCI EAFE Index (Europe, Australasia, and Far East)
GMO International Intrinsic Value Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically invests in a diversified portfolio of equity investments from developed markets other than the U.S. The Manager uses proprietary research and quantitative models to evaluate and select individual stocks, countries, and currencies. In using these models to construct the portfolio, the Manager expects that stock selection will reflect a significant bias for value stocks over growth stocks.

S&P/Citigroup Primary Market Index ("PMI"), Europe, Pacific, Asia Composite ("EPAC") Value Style Index
GMO International Growth Equity Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically invests in a diversified portfolio of equity investments from the world's developed markets other than the U.S. Under normal circumstances, invests at least 80% of its assets in equity investments. The Manager, using proprietary research and quantitative models, seeks to add value by capitalizing on inefficiencies it perceives in the pricing of growth stocks. The Manager uses quantitative models and fundamental investment principles to select growth stocks it believes have improving fundamentals and prices that reflect the relevant market’s discount to their fundamental value. The Manager maintains diversification across countries, and tilts the fund’s portfolio in favor of countries that the Manager believes have the highest growth prospects or that the Manager believes are most undervalued. The Manager also considers factors that may influence the growth potential of a particular country, such as currency valuation.

S&P/Citigroup Primary Market Index ("PMI"), Europe, Pacific, Asia Composite ("EPAC") Growth Style Index
GMO Currency Hedged International Equity Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Invests to varying extents in other GMO Funds, including the GMO International Core Equity Fund, GMO International Intrinsic Value Fund, and GMO International Growth Equity Fund (collectively, "underlying funds"). Under normal circumstances, invests at least 80% of its assets in equity investments. The Manager allocates the Fund's assets among the underlying funds based on its analysis of the relative attractiveness of value versus growth investing styles. The Manager uses proprietary research and quantitative models to measure the discount at which value stocks trade relative to growth stocks generally, as well as to analyze the predicted returns of the two styles in the markets. The Manager also creates forecasted returns for currencies, considering factors such as relative valuations measured by export and producer price parity, balance of payments, and interest rates. The Manager looks at the underlying funds' holdings to measure base currency exposure and then attempts to hedge at least 70% of the foreign currency exposure in the underlying funds' investments relative to the U.S. dollar. While the fund’s benchmark is fully hedged, the fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

MSCI EAFE Index (Europe, Australasia, and Far East) (Hedged)
GMO Foreign Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in non-U.S. companies, including the companies that issue stocks included in the MSCI international developed markets and emerging markets universes (the universes of securities from which the MSCI EAFE Index is constructed). Under normal circumstances, invests at least 80% of its assets in investments tied economically to countries outside the U.S. The Manager selects stocks by employing a disciplined quantitative screening process combined with fundamental analysis. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities are an integral part of the investment process. Overweightings and underweightings of its country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager's evaluation of the country's fundamentals. May make investments in emerging markets, but these investments generally will represent 10% or less of the Fund's assets.

MSCI EAFE Index (Europe, Australasia, and Far East)
GMO Foreign Small Companies Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in companies located or doing business outside of the U.S. that are in the smallest 30% of companies in a particular country as measured by total market capitalization ("small companies"). Under normal circumstances, invests at least 80% of its assets in securities of small companies that are tied economically to countries outside the U.S. The Manager selects stocks by employing a disciplined quantitative screening process combined with fundamental analysis. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities are an integral part of the investment process. Overweightings and underweightings of its country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager's evaluation of the country's fundamentals. May make investments in emerging markets, but these investments generally will represent 10% or less of its assets.

S&P/Citigroup Extended Markets Index ("EMI") World ex-U.S. Index
GMO International Small Companies Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in non-U.S. companies, including non-U.S. companies in developed and emerging countries, but excluding the largest 500 non-U.S. companies in developed countries based on full, non-float adjusted market capitalization (“small companies”). A company’s full, non-float adjusted market capitalization includes all the company’s equity issues. As of May 31, 2005, the market capitalization of the largest company included within the fund’s definition of small companies was approximately $5.8 billion. Under normal circumstances, invests at least 80% of its assets in securities of small companies. The Manager uses proprietary research and quantitative models to evaluate and select individual stocks, countries, and currencies. In using these models to construct the fund’s portfolio, the Manager expects that stock selection will be tilted toward value stocks and away from growth stocks. May make investments in emerging markets, but these investments will generally comprise 10% or less of its assets.

S&P/Citigroup Extended Markets Index ("EMI") World ex-U.S. Index
GMO Emerging Markets Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in companies whose stocks are traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa, and Europe. The Manager defines "emerging markets" as those countries in Asia, Latin America, the Middle East, Africa, and Europe that are not included in the MSCI EAFE Index, a developed markets index. Under normal circumstances, invests at least 80% of its assets in investments tied economically to emerging markets.The Manager uses proprietary research, quantitative models, and fundamental analysis to evaluate and select individual countries and stocks. Country selection generally is the most significant factor affecting its performance relative to its benchmark. Has a value bias relative to many other traditional emerging markets funds.

S&P/IFCI (Investable) Composite Index
GMO Emerging Countries Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in companies whose stocks are traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa, and Europe. The Manager defines "emerging countries" as those countries in Asia, Latin America, the Middle East, Africa, and Europe that are not included in the MSCI EAFE Index, a developed markets index. Under normal circumstances, invests at least 80% of its assets in investments tied economically to emerging countries. The Manager uses proprietary research, quantitative models, and fundamental analysis to evaluate and select individual countries and stocks. Country selection generally is the most significant factor affecting its performance relative to its benchmark. The portfolio is constructed to have more liquidity than the portfolio of the GMO Emerging Markets Fund and has a value bias relative to many other traditional emerging market funds.

S&P/IFCI (Investable) Composite Index
GMO Emerging Markets Quality Fund

  Seeks broad exposure to the higher quality companies in its benchmark. Typically makes equity investments in companies whose stocks are traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa, and Europe. The Manager defines “emerging markets” as those countries in Asia, Latin America, the Middle East, Africa and Europe that are not included in the MSCI EAFE Index, a developed markets index. Under normal circumstances, invests at least 80% of its assets plus any borrowings made for investment purposes in investments tied economically to emerging markets. The Manager uses proprietary quality models to evaluate an issuer’s quality score based on several factors, which may include, but are not limited to, expected earnings volatility (actual historical volatility and current volatility as measured by the disparity among analysts’ current estimates), profits (return on equity), and operational and financial leverage (amount of fixed operating costs together with total outstanding debt in relation to equity).

S&P/IFCI (Investable) Composite Index
GMO Global Growth Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically invests in a diversified portfolio of equity investments from the world’s developed markets, including the U.S. The Manager, using proprietary research and quantitative models, seeks to add value by capitalizing on inefficiencies it perceives in the pricing of growth stocks. The Manager uses quantitative models and fundamental investment principles to select growth stocks it believes have improving fundamentals and prices that reflect the relevant market’s discount to their fundamental value. The Manager maintains diversification across countries, and tilts the portfolio in favor of countries that the Manager believes have the highest growth prospects or that the Manager believes are most undervalued. The Manager also considers factors that may influence the growth potential of a particular country, such as currency valuation. The Manager seeks to manage exposure to market capitalization categories relative to the fund's benchmark.

S&P/Citigroup Primary Market Index (“PMI”) World Growth Style Index
GMO Developed World Stock Fund

  Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically invests in a portfolio of equity investments from the world’s developed markets, including the U.S. Under normal circumstances, invests at least 80% of its assets in stocks tied economically to developed markets. The Manager defines "developed markets" as those countries included in the MSCI World Index, a global developed markets equity index. The Manager uses proprietary research and quantitative models to evaluate and select individual stocks, countries and currencies based on several factors, including: (i) stocks - valuation, firm quality and momentum; (ii) countries - stock market valuation, positive GDP trends, positive market sentiment and industrial competitiveness; and (iii) currencies - export and producer price parity, balance of payments and interest rate differentials. The Manager expects that stock selection will be tilted slightly towards value stocks and away from growth stocks. The Manager seeks to limit risk relative to its benchmark by using a blend of valuation-based and momentum-based stock selection strategies.

MSCI World Index
GMO ASSET ALLOCATION FUNDS
GMO Alpha Only Fund

  Seeks high total return. Invests primarily in shares of the GMO U.S. Equity Funds and GMO International Equity Funds described herein (including the GMO emerging markets funds) (the "underlying funds"), or in equity securities of the type invested in by those funds. Implements its strategy with either direct or indirect investment in a combination of U.S., international, and emerging market equities. The U.S. equity portion of the portfolio is hedged using U.S. exchange-traded index futures contracts. The international equity and emerging market equity portions of the portfolio are hedged using foreign (and U.S., in the case of emerging market equities) exchange-traded futures contracts and swap contracts in which the fund is obligated to pay an amount equal to the return of foreign market securities indices in exchange for a U.S. dollar-based interest rate. To the extent its hedges are effective, the performance is not expected to correlate with the movements of equity markets generally. Instead, it is expected to perform more like a short-term fixed income fund, with variation in return (alpha) resulting from the Manager’s outperformance or underperformance relative to equity markets generally.

Citigroup 3-Month Treasury Bill Index

GMO may change the investment policies and/or programs of the underlying funds at any time without notice to shareholders of the Fund. Each of the underlying funds is subject to some or all of the risks detailed at the front of this prospectus under "Overview of Fund Risks". For a more detailed explanation of each underlying fund’s principal investments, investment methodology and risks, as well as a definition of each underlying fund’s benchmark, see “Underlying Funds” in the Fund's Statement of Additional Information.

INDEX DESCRIPTIONS

Index	Description	Funds
S&P 500 Index (S&P 500)	The S&P 500 is an unmanaged, market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation.	Asset Allocation Fund
Lehman Brothers Aggregate Bond Index (LBABI)

The LBABI is an unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market, including U.S. government and U.S. government agency securities, corporate securities, and asset-backed securities.

Asset Allocation Fund
Morgan Stanley Capital International All Country World Index ex-U.S. Index (MSCI ACWI ex-US)	The MSCI ACWI ex-US is an independently maintained and published international (excluding US and including emerging) equity index.	Asset Allocation Fund
GMO Global Balanced Index (GMOGBI)	The GMOGBI is a composite benchmark computed by GMO and comprised 48.75% by S&P 500, 16.25% by MSCI ACWI ex-US and 35% by LBABI.	Asset Allocation Fund

For Retirement Plan Services

Please call your employer or plan administrator

For Dealer Services

Please call 1.800.343.2898

For Shareholder Services

Visit us on-line at EvergreenInvestments.com

Information Line for Hearing and Speech Impaired (TTY/TDD)

Call 1.800.343.2888

Monday-Friday, 8 a.m. to 6 p.m. Eastern time

For More Information About Evergreen Asset Allocation Fund, Ask for:

  The Fund's most recent Annual or Semi-annual Report, which contains a complete financial accounting for the Fund and a complete list of the Fund's portfolio holdings as of a specific date. The Annual Report also contains commentary from the Fund’s portfolio managers regarding the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year or period.
  The Statement of Additional Information (SAI), which contains more detailed information about the Fund and its policies and procedures. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.

For questions, other information, or to request a copy, without charge, of any of these documents, call 1.800.343.2898 or ask your investment professional. We will mail material within three business days. In addition, any of these documents may be downloaded, free of charge, off our Web site at EvergreenInvestments.com.

Information about the Fund (including the SAI) is also available, without charge, on the SEC’s Internet Web site at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.551.8090.

·  Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.,

·  200 Berkeley Street, Boston, MA 02116-5034.

·  Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2006.

567270 RV3 (5/06)

·  Evergreen Investments

·  200 Berkeley Street

·  Boston, MA 02116-5034

SEC File No.: 811-08413

EVERGREEN EQUITY TRUST

PART B

EVERGREEN ASSET ALLOCATION FUND

STATEMENTS OF ADDITIONAL INFORMATION (SAI)

EVERGREEN EQUITY TRUST

200 Berkeley Street

Boston, Massachusetts 02116

1.800.343.2898

BALANCED FUNDS

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

Evergreen Asset Allocation Fund (the “Fund”)

The Fund is a series of an open-end management investment company known as Evergreen Equity Trust (the “Trust”).

This Statement of Additional Information (SAI) pertains to all classes of shares of the Fund listed above. It is not a prospectus but should be read in conjunction with the prospectus dated May 1, 2006, as supplemented from time to time, for the Fund. Shares of the Fund are offered through two separate prospectuses: one offering Class A, Class B, Class C and Class I shares of the Fund and one offering Class R shares of the Fund.  You may obtain a copy of each prospectus by calling 1.800.343.2898 or by downloading it off our Web site at EvergreenInvestments.com.  The information in Part 1 of this SAI is specific information about the Fund described in the prospectuses.  The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

Certain information may be incorporated into this document by reference to the Fund’s Annual Report dated December 31, 2005.   You may obtain a copy of the Fund’s Annual Report without charge by calling 1.800.343.2898 or by downloading it off our Web site at EvergreenInvestments.com.

PART 1

TRUST HISTORY............................................................................................................................. 1-1

INVESTMENT POLICIES.................................................................................................................. 1-2

OTHER SECURITIES AND PRACTICES............................................................................................. 1-5

PRINCIPAL HOLDERS OF FUND SHARES........................................................................................ 1-6

EXPENSES..................................................................................................................................... 1-7

COMPUTATION OF CLASS A OFFERING PRICE............................................................................. 1-10

SERVICE PROVIDERS................................................................................................................... 1-10

FINANCIAL STATEMENTS.............................................................................................................. 1-12

UNDERLYING FUNDS.................................................................................................................... 1-12

PART 2

PURCHASE AND REDEMPTION OF SHARES................................................................................. 2-20

PRICING OF SHARES.................................................................................................................... 2-23

PRINCIPAL UNDERWRITER........................................................................................................... 2-24

DISTRIBUTION EXPENSES UNDER RULE 12b-1.............................................................................. 2-24

TAX INFORMATION........................................................................................................................ 2-30

BROKERAGE................................................................................................................................ 2-34

ORGANIZATION............................................................................................................................. 2-35

INVESTMENT ADVISORY AGREEMENT......................................................................................... 2-36

PORTFOLIO MANAGERS............................................................................................................... 2-37

MANAGEMENT OF THE TRUST...................................................................................................... 2-38

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS............................................................. 2-44

CORPORATE AND MUNICIPAL BOND RATINGS............................................................................. 2-45

ADDITIONAL INFORMATION........................................................................................................... 2-55

PROXY VOTING POLICY AND PROCEDURES.................................................................................. A-1

PART 1

TRUST HISTORY

            The Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997. The Fund is a diversified series of the Trust.  A copy of the Agreement and Declaration of Trust, as amended, is on file as an exhibit to the Trust’s Registration Statement, of which this SAI is a part.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES

            The Fund has adopted the fundamental investment policies set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the “1940 Act”).   In some cases, an explanation beneath a fundamental policy describes the Fund’s practices with respect to that policy, as allowed by current law.  If the law governing a policy changes, the Fund’s practices may be changed accordingly without a shareholder vote.  Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

1. Diversification

            The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

            Further Explanation of Diversification Policy:

            To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. The 5% and 10% limitations do not apply to (1) a Fund’s assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and (3) shares of other investment companies.

            2. Concentration

            The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

            Further Explanation of Concentration Policy:

            The Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

            3. Issuing Senior Securities

            Except as permitted under the 1940 Act, the Fund may not issue senior securities.

            4. Borrowing

            The Fund may not borrow money, except to the extent permitted by applicable law.

            Further Explanation of Borrowing Policy:

            The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value.  The Fund may also borrow up to an additional 5% of its total assets from banks or others.  A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares.  A Fund may purchase additional securities so long as outstanding borrowings do not exceed 5% of its total assets.  The Fund may obtain such short‑term credit as may be necessary for the clearance of purchases and sales of portfolio securities.  The Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

            5. Underwriting

            The Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

            6. Real Estate

            The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

            7. Commodities

            The Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

            8. Lending

            The Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law.  The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

            Further Explanation of Lending Policy:

            To generate income and offset expenses, a Fund may lend portfolio securities to broker‑dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value.  While securities are on loan, the borrower will pay the Fund any income accruing on the security.  The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high‑grade, short‑term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities.  The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest.  The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds, in accordance with Evergreen’s Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592). Evergreen’s Interfund Lending Program was implemented after July 23, 2002.

OTHER SECURITIES AND PRACTICES

The Fund seeks to provide investors with total return through investments in open-end mutual funds advised by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”).  The Fund invests all of its assets in Asset Allocation Trust, a fund-of-funds which allocates its assets among GMO-managed mutual funds investing in both U.S. and foreign equity and debt securities (the “underlying funds”).  Through its indirect investment in the underlying funds, the Fund may be invested in a wide range of securities.  For a further description of each underlying fund’s investment objective and principal strategies and risks, as well as a description of each underlying fund’s benchmark, see “Underlying Funds” at the end of Part 1 of this SAI. For information regarding the different types of securities the Fund may indirectly purchase, and certain investment practices the underlying funds may use, see Part 2 of this SAI under “Additional Information on Securities and Investment Practices.” The following describes other securities Asset Allocation Trust may purchase and investment strategies it may use, other than investment in the underlying funds.

Money Market Instruments

The Fund may invest up to 100% of its assets in high-quality money market instruments, such as notes, certificates of deposit, commercial paper, banker’s acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

            The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

            These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing or guaranteeing the obligations.

            Some government agencies and instrumentalities may not receive financial support from the U.S. Government. Examples of such agencies are:

(i)   Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

(ii)   Farmers Home Administration;

(iii)  Federal Home Loan Banks;

(iv)  Federal Home Loan Mortgage Corporation;

Federal National Mortgage Association; and

Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government.  GNMA securities or "certificates" represent ownership in a pool of underlying mortgages.  The timely payment of principal and interest due on these securities is guaranteed by GNMA.

            Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments.  While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30‑year bond.

            The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool.  Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool.  In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

            Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long‑term rates because of the prepayment feature. For instance, when interest rates decline, prepayments of the underlying mortgages are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not as likely to rise as the value of a comparable debt security would in response to the same decline.  In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

PRINCIPAL HOLDERS OF FUND SHARES

            As of April 1, 2006, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of the Fund.

            Set forth below is information with respect to each person who, to the Fund’s knowledge, owned of record 5% or more of the outstanding shares of any class of the Fund as of April 1, 2006.

Class A shares
MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Dr E, 2nd floor Jacksonville, FL 32246	12.53%
Charles Schawb & Co Inc Special Custody Account FBO Exclusive Benefit of Customers Reinvest Account 101 Montgomery St./Mutual Funds San Francisco, CA 94104	6.40%
Citigroup Global Markets Inc House Account 333 West 34th Street New York, NY 10001-2402	5.69%
Class B shares
None

Class C shares
MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Dr E, 2nd floor Jacksonville, FL 32246	26.11%
Citigroup Global Markets Inc House Account 333 West 34th Street New York, NY 10001-2402	14.25%
Class I shares
Credit Suisse First Boston Capital LLC 11 Madison Ave fl 3 New York, NY 10010-3629	30.45%
Wachovia Bank 401K Accounts 1525 West WT Harris Blvd Charlotte, NC 28288-0001	18.40%
Wachovia Bank Cash Acct 1525 West WT Harris Blvd Charlotte, NC 28288-0001	7.59%
Class R shares
Hartford Life Insurance Co Separate Account PO Box 2999 Hartford, CT 06104-2999	78.69%
MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin 4800 Deer Lake Dr E, 2nd floor Jacksonville, FL 32246	10.45%
MCB Trust Services as agent for Frontier Trust Co as Trustee Ridgewell’s Inc EMP Svgs & Rtr 700 17th Street Ste 300 Denver, CO 80202-3531	7.45%

EXPENSES

Advisory Fees

            Evergreen Investment Management Company, LLC (EIMC), a wholly-owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Fund. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013. For more information, see “Investment Advisory Agreement” in Part 2 of this SAI.

            EIMC is entitled to receive from the Fund an annual fee based on the Fund’s average daily net assets. Such fee is computed as of the close of each business day and paid monthly. The Fund's advisory fees are as follows:

Average Daily Net Assets	Fee
First $1 billion	0.47%
Next $2 billion	0.40%
Next $2 billion	0.30%
Next $4 billion	0.25%
Over $9 billion	0.20%

Advisory Fees Paid

            Below are the advisory fees paid or accrued by the Fund for the last three fiscal years.

Fiscal Year Ended/Fund
Advisory Fees Paid
		Advisory Fees Waived
December 31, 2005
	$21,322,779	$2,090,814
December 31, 2004 (a)
	$9,954,586	$118,668
March 31, 2004
	$4,283,235	$14,291
March 31, 2003 (b)
	$4,861	$25,185
February 28, 2003
	$0	$44,676

For the nine months ended December 31, 2004.  The Fund changed its fiscal year end from March 31 to December 31, effective December 31, 2004

For the month ended March 31, 2003.  The Fund changed its fiscal year end from February 28 to March 31, effective March 31, 2003.

Sub-Advisory Fees Paid

            From the Fund’s inception until September 19, 2005, GMO was the investment sub-advisor to the Fund.  As of September 19, 2005, GMO no longer serves as investment sub-advisor to the Fund.  GMO is the investment advisor to Asset Allocation Trust and also serves as investment advisor to each of the underlying funds.  GMO did not receive a fee from the Fund for its sub-advisory services and does not receive a fee from Asset Allocation Trust for its advisory services.  However, the Fund did and will continue to indirectly bear expenses of the underlying funds, which are managed by GMO, including a share of management and other fees paid to GMO.

Brokerage Commissions

            The Fund did not pay brokerage commissions during the last three fiscal years or periods.  For more information regarding brokerage commissions, see “Brokerage” in part 2 of this SAI.

Distribution and/or Service (12b-1) Fees

Below are the 12b-1 fees paid by the Fund for the fiscal year ended December 31, 2005. For more information, see “Distribution Expenses Under Rule 12b-1” in Part 2 of this SAI. Class I shares do not pay 12b-1 fees; Class R shares do not pay distribution fees.

Class A		Class B		Class C		Class R
Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Service Fees
$1,097,236	$5,486,180	$10,769,069	$3,589,690	$17,231,704	$5,743,902	$12,168

Underwriting Commissions

Below are the underwriting commissions paid by the Fund and the amounts retained by Evergreen Investment Services, Inc. (EIS), the principal underwriter, for the last three fiscal years. For periods prior to May 1, 2004, underwriting commissions were paid to the Fund’s predecessor principal underwriter. For more information, see “Principal Underwriter” in Part 2 of this SAI.

Fiscal Year Ended/Fund	Total Underwriting Commissions	Underwriting Commissions Retained

December 31, 2005

	$61,188,148	$3,145,876
December 31, 2004 (a)	$15,328,094	$1,741,494
March 31, 2004	$40,870,933	$1,532,365
March 31, 2003 (b)	$1,027,479	$36,134
February 28, 2003	$1,175,152	$36,651

For the nine months ended December 31, 2004.  The Fund changed its fiscal year end from March 31 to December 31, effective December 31, 2004

For the month ended March 31, 2003.  The Fund changed its fiscal year end from February 28 to March 31, effective March 31, 2003.

Trustee Compensation

            Listed below is the Trustee compensation paid by the Fund for the fiscal year ended December 31, 2005 and by the Evergreen Fund Complex(1) for the twelve months ended December 31, 2005.  The Trustees do not receive pension or retirement benefits from the Evergreen funds.  For more information, see “Management of the Trust” in Part 2 of this SAI.

Trustee	Aggregate Compensation from the Fund for the fiscal year ended 12/31/2005	Total Compensation from the Evergreen Fund Complex for the twelve months ended 12/31/2005(2)
Charles A. Austin, III	$10,313	$203,500
Shirley Fulton	$8,370	$167,000
K. Dun Gifford	$9,474	$186,500
Leroy Keith Jr.	$8,408	$168,000
Gerald M. McDonnell	$8,413	$168,000
William Walt Pettit	$8,370	$167,000
David M. Richardson	$8,408	$168,000
Russell A. Salton, III	$9,751	$191,500
Michael S. Scofield	$14,921	$285,000
Richard J. Shima	$9,368	$186,500
Richard K. Wagoner	$8,408	$168,000

The Evergreen Fund Complex consists of ten open-end investment management companies and 4 closed-end funds.

Total Compensation from the Evergreen Fund Complex consists of direct investments as well as investments through the Trustees' Deferred Compensation Plan. The Trustees’ Deferred Compensation Plan provides Trustees with the option to defer all or part of their compensation.  The Trustees may elect to earn a rate of return on any deferred compensation by selecting hypothetical investments in Evergreen investment media in an amount equal to the deferred compensation.  A Trustee may elect when to receive distributions of such deferred amounts, but may not receive distribution before the earlier of the first business day of January following (a) a date five years following the deferral election, or (b) the year in which the Trustee ceases to be a member of the Board of Trustees.  Pursuant to the Deferred Compensation Plan, payments due under the Deferred Compensation Plan are unsecured obligations of the Evergreen funds. Pursuant to the Trustees' Deferred Compensation Plan, certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2005. The amounts listed below will be payable in later years to the respective Trustees:

Austin                      $132,275

                Fulton                      $41,750

                McDonnell                $50,400

                Pettit                        $50,100

                Shima                      $93,250

COMPUTATION OF CLASS A OFFERING PRICE

            Class A shares are sold at the net asset value (NAV) plus a sales charge.  Below is an example of the method of computing the offering price of Class A shares of the Fund. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 based upon the NAV of the Fund’s Class A shares as of December 31, 2005.  For more information, see “Pricing of Shares” in Part 2 of this SAI.

Share Class	Net Asset Value Per Share	Sales Charge (1)	Offering Price Per Share
Class A	$14.09	5.75%	$14.95

(1) The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

SERVICE PROVIDERS

Administrator

            EIS, 200 Berkeley Street, Boston, Massachusetts 02116-5034, a subsidiary of Wachovia and an affiliate of EIMC, serves as administrator to the Fund, subject to the supervision and control of the Trust's Board of Trustees.  Pursuant to a Master Administrative Services Agreement, EIS provides the Fund with facilities, equipment and personnel and is entitled to receive from the Fund annual fees at the following rate:

Average Daily Net Assets of the Evergreen Funds (excluding Money Market Funds)	Administrative Service Fee Rates
First $50 billion	0.100%
Next $25 billion	0.090%
Next $25 billion	0.080%
Next $25 billion	0.075%
On assets over $125 billion	0.050%

            Below are the administrative service fees paid by the Fund for the last three fiscal years:

Fiscal Year Ended/Fund	Administrative Fees Paid

December 31, 2005

$6,035,136
December 31, 2004 (a)	$2,415,133
March 31, 2004	$858,621
March 31, 2003 (b)	$6,009
February 28, 2003	$3,702

For the nine months ended December 31, 2004.  The Fund changed its fiscal year end from March 31 to December 31, effective December 31, 2004

For the month ended March 31, 2003.  The Fund changed its fiscal year end from February 28 to March 31, effective March 31, 2003.

Distributor

EIS is also the distributor of the Fund and markets the Fund through broker‑dealers and other financial representatives and receives payments pursuant to the Fund’s 12b-1 plans. EIS is an affiliate of EIMC, which is an affiliate of the Fund.

Transfer Agent

            Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia and an affiliate of EIMC, is the Fund’s transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

The Fund pays ESC annual fees as follows:

Fund Type	Annual Fee Per Open Account*	Annual Fee Per Closed Account**
Monthly Dividend Funds	$26.75	$9.00
Quarterly Dividend Funds	$21.50	$9.00
Semiannual Dividend Funds	$21.50	$9.00
Annual Dividend Funds	$21.50	$9.00

*     For shareholder accounts only. The Fund pays ESC cost plus 15% for broker accounts.

**    Closed accounts are maintained on the system in order to facilitate historical tax information.

            Below are the transfer agency fees paid by the Fund to ESC for the last fiscal year.

Fiscal Year Ended	Transfer Agency Fees Paid
December 31, 2005	$8,089,879

Independent Registered Public Accounting Firm

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of the Fund.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of the Fund's securities and cash and performs other related duties.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, acts as counsel to the Fund.

Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, acts as counsel to the non-interested Trustees of the Trusts.

FINANCIAL STATEMENTS

The audited financial statements for the Fund for the fiscal year ended December 31, 2005, including notes thereto and the report of the independent registered public accounting firm thereon, are hereby incorporated by reference from the Trust’s December 31, 2005 Annual Report. The Trust’s December 31, 2005 Annual Report relating to the Fund was filed electronically with the SEC on Form N-CSR on March 9, 2006 (Accession No. 0000936772-06-000060).  Copies of the Annual Report may be obtained without charge from Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling 1.800.343.2898, or by downloading it off our Web site at EvergreenInvestments.com.

UNDERLYING FUNDS

The following is a brief summary of each of the underlying funds, which are managed by

Grantham, Mayo, Van Otterloo & Co. LLC (“GMO” or the “Manager”), in which the Fund may indirectly invest through its investments in Asset Allocation Trust. The summaries are based solely on information provided in the prospectus of each fund, as filed with the Securities and Exchange Commission.  Following the summaries is a list of definitions of each Underlying Fund’s benchmark.  These summaries are qualified in their entirety by reference to the prospectus and SAI of each underlying fund.

GMO U.S. EQUITY FUNDS

GMO U.S. CORE EQUITY FUND

Investment Objective: GMO U.S. Core Equity Fund (“U.S. Core Fund”) seeks high total return.  U.S. Core Fund seeks to achieve its objective by outperforming its benchmark.  U.S. Core Fund's current benchmark is the S&P 500 Index.

Investment Universe: U.S. Core Fund typically makes equity investments in U.S. companies with larger capitalizations to gain broad exposure to the U.S. equity market. The Manager defines “larger capitalizations” as capitalizations similar to the capitalization of companies that issue stocks included in the S&P 500 Index.  Under normal circumstances, invests at least 80% of its assets in investments tied economically to the U.S. U.S. Core Fund may also use derivatives.

Principal Investments: U.S. Core Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments.  In pursuing its investment objective, U.S. Core Fund may (but is not obligated to) use a wide-variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); and (iii) manage risk by implementing shifts in investment exposure.

Methodology/Portfolio Construction: The Manager uses proprietary research and quantitative models to seek out stocks it believes are undervalued or it believes have improving fundamentals.  Generally, these stocks trade at prices below what the Manager believes to be their true fundamental value.  The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization.  The factors considered by the Manager and the models it uses may change over time.

Risks: Significant risks of an investment in U.S. Core Fund include Stock Market Risk, Investment Style Risk, Derivatives Risk, and Credit Risk, as described under “Overview of Fund Risks” in the Fund’s prospectus.

GMO U.S. QUALITY EQUITY FUND

Investment Objective: GMO U.S. Quality Equity Fund (“Quality Fund”) seeks high total return.  U.S. Quality Equity Fund seeks to achieve its objective by outperforming its benchmark.  Quality Fund’s current benchmark is the S&P 500 Index.

Investment Universe: Quality Fund typically makes equity investments in U.S. companies with larger capitalizations.  The Manager defines “larger capitalizations” as capitalizations similar to the capitalization of companies that issue stocks included in the S&P 500 Index.  Under normal circumstances, invests at least 80% of its assets in investments tied economically to the U.S. Under normal circumstances, Quality Fund invests at least 80% of its assets in equity investments tied economically to the U.S. Quality Fund may also use derivatives.  The Fund typically holds between 40 and 80 stocks.

Principal Investments: Quality Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments.  In pursuing its investment objective, Quality Fund may (but is not obligated to) use a wide-variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); or (iii) manage risk by implementing shifts in investment exposure.

Methodology/Portfolio Construction: The Manager uses proprietary quality models to evaluate an issuer’s quality score based on several factors including, but not limited to, expected earnings volatility (actual historical volatility and current volatility as measured by the disparity among analysts’ current estimates), profits (return on equity), and operational and financial leverage (amount of fixed operating costs together with total outstanding debt in relation to equity).  The Manager also uses proprietary research and quantitative models to seek out stocks it believes are undervalued or it believes have improving fundamentals.  Generally, these stocks trade at prices below what the Manager believes to be their true fundamental value.  The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models used may change over time.

Risks: Significant risks of an investment in Quality Fund include Stock Market Risk, Investment Style Risk, Derivatives Risk, and Credit Risk, as described under “Overview of Fund Risks” in the Fund’s prospectus.  Another most significant risk of an investment in Quality Fund is Non-Diversification Risk.  Quality Fund is non-diversified, which means it is allowed to invest in a relatively small number of securities.  Because Quality Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by Quality Fund may affect the Quality Fund’s performance more than if Quality Fund were diversified.  Another significant risk of an investment in Quality Fund is Focused Investment Risk.  Focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another creates additional risk.

GMO U.S. VALUE FUND

Investment Objective: GMO U.S. Value Fund (“Value Fund”) seeks long-term capital growth.  Value Fund seeks to achieve its objective by outperforming its benchmark.  Value Fund's current benchmark is the Russell 1000® Value Index.

Investment Universe: Value Fund typically makes equity investments in U.S. companies that issue stocks are included in the Russell 1000® Index, and in companies with similar size and value characteristics.  Value Fund may also use derivatives.  As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, ranged from $455 million to $385 billion.  Under normal circumstances, invests at least 80% of its assets in investments tied economically to the U.S.

Principal Investments: Value Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments.  In pursuing its investment objective, the Value Fund may (but is not obligated to) use a wide variety of exchange traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); or (iii) manage risk by implementing shifts in investment exposure.

Methodology/Portfolio Construction: The Manager uses proprietary quantitative modes to identify an initial group of stocks trading at prices below what the Manager believes to be their fundamental value.  The Manager then applies traditional fundamental analysis to evaluate a financial, operational and management strength of issuers of those stocks.  The Manager evaluates the resulting stocks in light of its analysis of the attractiveness of sectors and industries and tilts the final portfolio accordingly.

Risks: Significant risks of an investment in Value Fund include Stock Market Risk, Derivatives Risk, Credit Risk, and Investment Style Risk, as described under “Overview of Fund Risks” in the Fund’s prospectus.  Another most significant risk of an investment in Value Fund is Non-Diversification Risk.  Value Fund is non-diversified, which means it is allowed to invest in a relatively small number of securities.  Because Value Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by Value Fund may affect Value Fund’s performance more than if Value Fund were diversified.

GMO U.S. INTRINSIC VALUE FUND

Investment Objective: GMO U.S. Intrinsic Value Fund (“Intrinsic Value Fund”) seeks long-term capital growth.  Intrinsic Value Fund seeks to achieve its objective by outperforming its benchmark.  Intrinsic Value Fund's current benchmark is the Russell 1000® Value Index.

Investment Universe: Intrinsic Value Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000® Index, and in companies with similar size and value characteristics.  Intrinsic Value Fund may also use derivatives.  As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, ranged from $455 million to $385 billion.  Under normal circumstances, invests at least 80% of its assets in investments tied economically to the U.S.

Principal Investments: Intrinsic Value Fund intends to be fully invested and generally will not take temporary defensive positions through investment in cash and high quality money market instruments.  In pursuing its investment objective, Intrinsic Value Fund may (but is not obligated to) use a wide-variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); or (iii) manage risk by implementing shifts in investment exposure.

Methodology/Portfolio Construction: The Manager uses proprietary research and multiple quantitative models to seek out stocks it believes are undervalued and have improving fundamentals. Generally, these stocks trade at prices below what the Manager believes to be their fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models it uses may change over time.

Risks: Significant risks of an investment in Intrinsic Value Fund include Stock Market Risk, Derivatives Risk, Credit Risk, and Investment Style Risk, as described under “Overview of Fund Risks” in the Fund’s prospectus. Another most significant risk of an investment in Intrinsic Value Fund is Non-Diversification Risk. Intrinsic Value Fund is non-diversified, which means it is allowed to invest in a relatively small number of securities. Because Intrinsic Value Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by Intrinsic Value Fund may affect the Intrinsic Value Fund’s performance more than if Intrinsic Value Fund were diversified.

GMO U.S. GROWTH FUND

Investment Objective: GMO U.S. Growth Fund (“Growth Fund”) seeks long-term capital growth. Growth Fund seeks to achieve its objective by outperforming its benchmark. Growth Fund's current benchmark is the Russell 1000® Growth Index.

Investment Universe: Growth Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000® Index, and in companies with similar size and growth characteristics. As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, ranged from $455 million to $385 billion. Under normal circumstances, invests at least 80% of its assets in investments tied economically to the U.S.

Principal Investments: Growth Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, Growth Fund may (but is not obligated to) use a wide-variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); and (iii) manage risk by implementing shifts in investment exposure.

Methodology/Portfolio Construction: The Manager uses proprietary research and quantitative models to identify stocks it believes have improving fundamentals. From that group the Manager then selects those stocks it believes have growth characteristics and that trade at prices below what the Manager believes to be their fundamental value. The Manager also use proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the Manager and the models it uses may change over time.

Risks: Significant risks of an investment in Growth Fund include Stock Market Risk, Derivatives Risk, Credit Risk, and Investment Style Risk, as described under “Overview of Fund Risks” in the Fund’s prospectus. Another most significant risk of an investment in Growth Fund is Non-Diversification Risk. Growth Fund is non-diversified, which means it is allowed to invest in a relatively small number of securities. Because Growth Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by Growth Fund may affect Growth Fund’s performance more than if Growth Fund were diversified.

GMO REAL ESTATE FUND

Investment Objective: GMO Real Estate Fund (“Real Estate Fund”) seeks high total return. Real Estate Fund seeks to achieve its objective by outperforming its benchmark. Real Estate Fund's current benchmark is the Morgan Stanley REIT Index.

Investment Universe: Real Estate Fund typically makes equity investments in U.S. companies whose stocks are included in the Morgan Stanley REIT Index, and in companies with characteristics similar to those of companies with stocks in the Morgan Stanley REIT Index. Under normal circumstances, Real Estate Fund will invest at least 80% of its assets in real estate investment trusts ("REITs”), which are managed vehicles that invest in real estate or real estate-related companies, and other real estate-related investments. The Manager defines real estate-related investments as REITs and companies that derive at least 50% of their revenues and profits from, or have at least 50% of their assets invested in, (i) the development, ownership, construction, management or sale of real estate, (ii) real estate holdings, or (iii) products or services related to the real estate industry. Real Estate Fund typically invests in equity REITs and real estate related operating companies that own real estate directly; mortgage REITs, which make construction, development or long-term mortgage loans; and hybrid REITs, which share characteristics of both equity REITs and mortgage REITs. Real Estate Fund may also use derivatives.

Principal Investments: Real Estate Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, Real Estate Fund may (but is not obligated to) use a wide-variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); and (iii) manage risk by implementing shifts in investment exposure.

Methodology/Portfolio Construction: The Manager uses proprietary research and multiple quantitative models to identify stocks that are trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and market capitalization. The factors considered by the Manager and the models used may change over time.

Risks: Significant risks of an investment in Real Estate Fund include Stock Market Risk, Derivatives Risk, Investment Style Risk, and Credit Risk, as described under “Overview of Fund Risks” in the Fund’s prospectus. Another most significant risk of an investment in Real Estate Fund is Focused Investment Risk, which is increased risk from a fund’s focusing investments in industries with high positive correlations to one another. This risk is particularly pronounced for Real Estate Fund, which makes substantial investments in real estate-related securities, making Real Estate Fund more susceptible to economic, market, political and other developments affecting real estate-related industries. In addition, another most significant risk of the Real Estate Fund is Real Estate Risk. Because a fundamental policy of the Fund is to concentrate its assets in real estate-related securities, the value of the Fund’s portfolio can be expected to change in light of factors affecting the real estate industry and may fluctuate more widely than the value of a portfolio that consists of securities of companies in a broader range of industries. Another most significant risk of an investment in Real Estate Fund is Non-Diversification Risk. Real Estate Fund is non-diversified, which means it is allowed to invest in a relatively small number of securities. Because Real Estate Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by Real Estate Fund may affect Real Estate Fund’s performance more than if Real Estate Fund were diversified.

GMO U.S. SMALL/MID CAP VALUE FUND

Investment Objective: GMO U.S. Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”) seeks long-term capital growth. Small/Mid Cap Value Fund seeks to achieve its objective by outperforming its benchmark. Small/Mid Cap Value Fund’s current benchmark is the Russell 2500® Value Index.

Investment Universe: Small/Mid Cap Value Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500® Index, and in companies with similar market capitalizations (“small cap and mid cap companies”). As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, ranged from $20 million to $6 billion. As of May 31, 2005, the average market capitalization of companies that issue stocks included in the Russell 2500 Index was approximately $2.4 billion and the median market capitalization was approximately $690 million. Under normal circumstances, Small/Mid Cap Value Fund invests at least 80% of its assets in securities of small cap and mid cap companies tied economically to the U.S.

Principal Investments: Small/Mid Cap Value Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, Small/Mid Cap Value Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts, to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); or (iii) manage risk by implementing shifts in investment exposure.

Methodology/Portfolio Construction: The Manager uses proprietary research and quantitative models to identify small and mid-cap company stocks it believes have improving fundamentals and that trade at prices below what the Manager believes to be their fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and industry and sector weights. The factors considered by the Manager and the models used may change over time.

Risks: Significant risks of an investment in Small/Mid Cap Value Fund include Stock Market Risk,

Investment Style Risk, Derivatives Risk, Credit Risk, and Market Capitalization Risk, as described under “Overview of Fund Risks” in the Fund’s prospectus. Another most significant risk of an investment in Small/Mid Cap Value Fund is Liquidity Risk. Small Cap Value Fund’s ability to sell securities may be adversely affected by market size or legal restrictions. Another most significant risk of an investment in Small/Mid Cap Value Fund is Smaller Company Risk. Investment in companies with smaller capitalizations magnifies market risks and liquidity risks.

GMO U.S. SMALL/MID CAP GROWTH FUND

Investment Objective: GMO U.S. Small/Mid Cap Growth Fund (“Small/Mid Cap Growth Fund”) seeks long-term capital growth. Small/Mid Cap Growth Fund seeks to achieve its objective by outperforming its benchmark. The current benchmark of Small/Mid Cap Growth Fund is the Russell 2500® Growth Index.

Investment Universe: Small/Mid Cap Growth Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500 Index and in companies with similar total market capitalizations (“small cap and mid cap companies”) As of May 31, 2005, the market capitalization of companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, ranged from $20 million to $6 billion. As of May 31, 2005, the average market capitalization of companies in the Russell 2500 universe was approximately $2.4 billion; the median market capitalization was approximately $690 million. Under normal circumstances, Small/Mid Cap Growth Fund invests at least 80% of its assets in investments in small cap and mid cap companies tied economically to the U.S. Small/Mid Cap Growth Fund may also use derivatives tied economically to the U.S.

Principal Investment: Small/Mid Cap Growth Fund intends to be fully invested, and will not generally take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, Small/Mid Cap Growth Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts, to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); and (iii) manage risk by implementing shifts in investment exposure.

Methodology/Portfolio Construction: The Manager uses proprietary research and quantitative models to identify small cap and mid cap company stocks it believes have improving fundamentals. From that group, the Manager then selects stocks it believes have growth characteristics and which are trading at prices below what the Manager believes to be their true fundamental value. The Manager also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks) and industry and sector weights. The factors considered by the Manager and the models it uses may change over time.

Risks: Significant risks of an investment in the Small/Mid Cap Growth Fund include Stock Market Risk, Investment Style Risk, Derivatives Risk, Credit Risk, and Market Capitalization Risk, as described under “Overview of Fund Risks” in the Fund’s prospectus. Another most significant risk of an investment in Small/Mid Cap Growth Fund is Liquidity Risk. Small/Mid Cap Growth Fund’s ability to sell securities may be adversely affected by market size or legal restrictions. Another most significant risk of an investment in Small/Mid Cap Growth Fund is Non-Diversification Risk. Small/Mid Cap Growth Fund is non-diversified, which means it is allowed to invest in a relatively small number of securities. Because Small/Mid Cap Growth Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by Small/Mid Cap Growth Fund may affect Small/Mid Cap Growth Fund’s performance more than if Small/Mid Cap Growth Fund were diversified. Another most significant risk of an investment in Small/Mid Cap Growth Fund is Smaller Company Risk. Investment in companies with smaller capitalizations magnifies market risks and liquidity risks.

GMO FIXED INCOME FUNDS

GMO DOMESTIC BOND FUND

Investment Objective: GMO Domestic Bond Fund (“Domestic Bond Fund”) seeks high total return. Domestic Bond Fund seeks to achieve its objective by outperforming its benchmark. Domestic Bond Fund's current benchmark is the Lehman Brothers U.S. Government Bond Index.

Principal Investments: Domestic Bond Fund invests most of its assets in shares of the GMO Short-Duration Collateral Fund (see description below), U.S. investment-grade bonds, convertible bonds, and asset-backed securities; and derivative instruments (including synthetic bonds) whose value is related to U.S. investment-grade bonds, convertible bonds, and asset-backed securities.  Under normal circumstances, Domestic Bond Fund invests at least 80% of its assets in bond investments tied economically to the United States. Domestic Bond Fund also invests in foreign bonds, and may invest some of its assets in lower-rated securities.

Methodology/Portfolio Construction: The Manager employs fundamental and proprietary research techniques and quantitative models to identify bond investments the Manager believes are undervalued. The Manager also considers issue-specific risk in the selection process. While not a principal consideration of the Manager, the Manager normally seeks to cause the duration of Domestic Bond Fund to approximate that of its benchmark. (4.8 years as of 5/31/05).

Certain investors invest in Domestic Bond Fund for short-term purposes (e.g., pending investment in another GMO fund) and, as a result, Domestic Bond Fund may be subject to short-term trading and related trading and other costs.

Risks: Significant risks of an investment in Domestic Bond Fund include Interest Rate Risk, Fund-of-Funds Risk, Leverage Risk, Credit Risk, and Derivatives Risk, as described under “Overview of Fund Risks” in the Fund’s prospectus. Another most significant risk of an investment in Domestic Bond Fund is Liquidity Risk. Domestic Bond Fund’s ability to sell securities may be adversely affected by market size or legal restrictions. Another most significant risk of an investment in Domestic Bond Fund is Non-Diversification Risk. Domestic Bond Fund is non-diversified, which means it is allowed to invest in a relatively small number of securities. Because Domestic Bond Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by Domestic Bond Fund may affect Domestic Bond Fund’s performance more than if Domestic Bond Fund were diversified

GMO CORE PLUS BOND FUND

Investment Objective: GMO Core Plus Bond Fund (“Core Plus Bond Fund”) seeks high total return. Core Plus Bond Fund seeks to achieve its objective by outperforming its benchmark. Core Plus Bond Fund's current benchmark is the Lehman Brothers U.S. Aggregate Bond Index.

Principal Investments: Core Plus Bond Fund invests in U.S. investment-grade bonds, including U.S. government securities and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government, corporate bonds, and asset-backed securities issued by private issuers), and seeks additional returns by investing in foreign bond and currency markets. Under normal circumstances, Core Plus Bond Fund invests at least 80% of its assets in bond investments. Core Plus Bond Fund achieves U.S. bond market exposure by primarily investing in SDCF, synthetic bonds, and/or directly in U.S. government securities and other U.S. dollar-denominated fixed income securities (including investment-grade bonds, convertible bonds, collateralized bonds, and mortgage backed securities of private issuers). SDCF primarily invests in relatively high quality U.S. and foreign floating rate fixed income securities, including securities issued by federal, state, local and foreign governments (including securities neither guaranteed nor insured by the U.S. government), and a wide range of private issuers. In addition, the Fund may seek exposure to world interest rates by investing in World Opportunity Overlay Fund (“Overlay Fund”). Core Plus Bond Fund also uses credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e. to reduce risk where Core Plus Bond Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Core Plus Bond Fund may also expose some of its assets to below investment grade securities (also known as “junk bonds”), including up to 5% of Core Plus Bond Fund’s assets in the sovereign debt of emerging countries, generally by investing in GMO Emerging Country Debt Fund (“ECDF”).

Methodology/Portfolio Construction: The Manager employs fundamental and proprietary research techniques and quantitative models to measure the relative values of the bond and currency markets and to determine currency and country allocations. Core Plus Bond Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. Core Plus Bond Fund may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets. While not a principal consideration of the Manager, the Manager normally seeks to maintain Core Plus Bond Fund’s portfolio duration within +/- 20% of the benchmark’s duration (4.3 years as of 5/31/05).

Risks: Significant risks of an investment in Core Plus Bond Fund including Interest Rate Risk, Fund-of-Funds Risk, Derivatives Risk, Foreign Investment Risk, Leverage Risk, Emerging Market Risk, and Credit Risk, as described under “Overview of Fund Risks” in the Fund’s prospectus. Another most significant risk of an investment in Core Plus Bond Fund is Currency Risk. Core Plus Bond Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of Core Plus Bond Fund’s shares will be affected by changes in exchange rates. To manage this risk, Core Plus Bond Fund may enter into currency futures contracts and forward currency exchange contracts. Although Core Plus Bond Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, Core Plus Bond Fund could lose money if it fails to predict accurately the future exchange rates. Core Plus Bond Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of Core Plus Bond Fund’s investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if Core Plus Bond Fund is incorrect in its judgment of future exchange rate relationships, Core Plus Bond Fund could be in a less advantageous position than if such a hedge had not been established. Certain of the above-referenced risks may be more pronounced for Core Plus Bond Fund as a result of its investment in ECDF. Another most significant risk of an investment in Core Plus Bond Fund is Non-Diversification Risk. Core Plus Bond Fund is non-diversified, which means it is allowed to invest in a relatively small number of securities. Because Core Plus Bond Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by Core Plus Bond Fund may affect Core Plus Bond Fund’s performance more than if Core Plus Bond Fund were diversified. Another most significant risk of an investment in Core Plus Bond Fund is Liquidity Risk. Core Plus Bond Fund’s ability to sell securities may be adversely affected by market size or legal restrictions.

GMO INTERNATIONAL BOND FUND

Investment Objective: GMO International Bond Fund (“International Bond Fund”) seeks high total return. International Bond Fund seeks to achieve its objective by outperforming its benchmark. International Bond Fund's current benchmark is the JPMorgan Non-U.S. Government Bond Index.

Principal Investments: International Bond Fund seeks exposure primarily to countries whose bonds are included in the JPMorgan Non-U.S. Government Bond Index, and makes investments in investment-grade bonds denominated in various currencies, including asset-backed securities and collateralized bonds issued by foreign government agencies (including securities neither guaranteed nor insured by the U.S. government), and investment grade bonds of private issuers. International Bond Fund intends to achieve this exposure by primarily investing in SDCF and creating “synthetic” bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality U.S. and foreign floating rate fixed income securities, including securities issued by federal, state, local and foreign governments (including securities neither guaranteed nor insured by the U.S. government), and a wide range of private issuers. In addition, International BondFund may seek exposure to world interest rates by investing in World Opportunity Overlay Fund (“Overlay Fund”). Under normal circumstances, invests at least 80% of its assets in bond investments. International Bond Fund may use some of its assets to make investments in below investment grade securities (also known as “junk bonds”), and may use up to 5% of the International Bond Fund’s assets to make investments in the sovereign debt of emerging countries, generally by investing in ECDF.

Methodology/Portfolio Construction: The Manager employs fundamental and proprietary research techniques and quantitative models to measure the relative values of the bond and currency markets and to determine currency and country allocations. International Bond Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. International Bond Fund may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets. While not a principal consideration of the Manager, the Manager normally seeks to maintain International Bond Fund’s duration within +/- 20% of the benchmark’s duration (6.1 years as of 5/21/05)

Risks: Significant risks of an investment in International Bond Fund including Interest Rate Risk,

Derivatives Risk, Foreign Investment Risk, Leverage Risk, Credit Risk, Fund-of-Funds Risk, and Emerging Market Risk, as described under “Overview of Fund Risks” in the Fund’s prospectus. Another most significant risk of an investment in International Bond Fund is Currency Risk. International Bond Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of International Bond Fund’s shares will be affected by changes in exchange rates. To manage this risk, International Bond Fund may enter into currency futures contracts and forward currency exchange contracts. Although, International Bond Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, International Bond Fund could lose money if it fails to predict accurately the future exchange rates. International Bond Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of International Bond Fund’s investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if International Bond Fund is incorrect in its judgment of future exchange rate relationships, International Bond Fund could be in a less advantageous position than if such a hedge had not been established. Certain of the above-referenced risks may be more pronounced for International Bond fund as a result of its investment in ECDF. Another most significant risk of an investment in International Bond Fund is Non-Diversification Risk. International Bond Fund is non-diversified, which means it is allowed to invest in a relatively small number of securities. Because International Bond Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by International Bond Fund may affect International Bond Fund’s performance more than if International Bond Fund were diversified. Another most significant risk of an investment in International Bond Fund is Liquidity Risk. International Bond Fund’s ability to sell securities may be adversely affected by market size or legal restrictions.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND

Investment Objective: GMO Currency Hedged International Bond Fund (“Currency Hedged International Bond Fund”) seeks high total return. Currency Hedged International Bond Fund seeks to achieve its objective by outperforming its benchmark. Currency Hedged International Bond Fund's current benchmark is the JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan).

Principal Investments: Currency Hedged International Bond Fund seeks exposure primarily to countries whose bonds are included in the JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan) and invests in investment-grade bonds denominated in various currencies, including mortgage backed securities, asset-backed securities and collateralized bonds issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and investment grade bonds of private issuers. Under normal circumstances, invests at least 80% of its assets in bond investments. Currency Hedged International Bond Fund achieves this exposure by primarily investing in SDCF and creating “synthetic” bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality U.S. and foreign floating rate fixed income securities, including securities issued by federal, state, local and foreign governments (including securities neither guaranteed nor insured by the U.S. government), and a wide range of private issuers. In addition, the Fund may seek exposure to world interest rates by investing in World Opportunity Overlay Fund (“Overlay Fund”). Under normal circumstances, Currency Hedged International Bond Fund invests at least 80% of its assets in bond investments. Currency Hedged International Bond Fund generally attempts to hedge at least 75% of its net foreign currency exposure back to the U.S. dollar. Currency Hedged International Bond Fund may also expose some of its assets to below investment grade securities (also known as "junk bonds”), and may invest up to 5% of Currency Hedged International Bond Fund’s assets in the sovereign debt of emerging countries, generally by investing in the ECDF. (See below for descriptions of SDCF and ECDF.)

Methodology/Portfolio Construction: The Manager employs fundamental and proprietary research techniques and quantitative models to measure the relative values of the bond and currency markets and to determine currency and country allocations. Currency Hedged International Bond Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. Currency Hedged International Bond Fund may also use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets.

While not a principal consideration of the Manager, the Manager normally seeks to maintain Currency Hedged International Bond Fund’s portfolio duration within+/- 20% of the benchmark’s duration (6.4 years as of 5/31/05),

Risks: Significant risks of an investment in Currency Hedged International Bond Fund include Interest Rate Risk, Derivatives Risk, Foreign Investment Risk, Leverage Risk, Credit Risk, Fund-of-Funds Risk and Emerging Market Risk, as described under “Overview of Fund Risks” in the Fund’s prospectus. Certain of the above-referenced risks may be more pronounced for Currency Hedged International Bond Fund as a result of its investment in ECDF. Another most significant risk of an investment in Currency Hedged International Bond Fund is Non-Diversification Risk. Currency Hedged International Bond Fund is nondiversified, which means it is allowed to invest in a relatively small number of securities. Because Currency Hedged International Bond Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by Currency Hedged International Bond Fund may affect Currency Hedged International Bond Fund’s performance more than if Currency Hedged International Bond Fund were diversified. Another most significant risk of an investment in Currency Hedged International Bond Fund is Liquidity Risk. Currency

Hedged International Bond Fund’s ability to sell securities may be adversely affected by market size or legal restrictions. Another principal risk of an investment in Currency Hedged International Bond Fund is Currency Risk. Currency Hedged International Bond Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of Currency Hedged International Bond Fund shares will be affected by changes in exchange rates. To manage this risk, Currency Hedged International Bond Fund may enter into currency futures contracts and forward currency exchange contracts. Although Currency Hedged International Bond Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, Currency Hedged International Bond Fund could lose money if it fails to predict accurately the future exchange rates. Currency Hedged International Bond Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of Currency Hedged International Bond Fund’s investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if the Manager is incorrect in its judgment of future exchange rate relationships, Currency Hedged International Bond Fund could be in a less advantageous position than if such a hedge had not been established.

GMO GLOBAL BOND FUND

Investment Objective: GMO Global Bond Fund (“Global Bond Fund”) seeks high total return. Global Bond Fund seeks to achieve its objective by outperforming its benchmark. Global Bond Fund's current benchmark is the JPMorgan Global Government Bond Index.

Principal Investments: Global Bond Fund seeks exposure primarily to countries whose bonds are included in the JPMorgan Global Government Bond Index, and invests in investment-grade bonds denominated in various currencies, including mortgage-backed securities, asset backed securities and collateralized bonds issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and investment grade bonds of private issuers. Global Bond Fund achieves this exposure by primarily investing in SDCF and creating synthetic bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality U.S. and foreign floating rate fixed income securities, including securities issued by federal, state, local and foreign governments (including securities neither guaranteed nor insured by the U.S. government), and a wide range of private issuers. In addition, the Fund may seek exposure to world interest rates by investing in World Opportunity Overlay Fund (“Overlay Fund”). Under normal circumstances, Global Bond Fund invests at least 80% of its assets in bond investments. Global Bond Fund may also expose some of its assets to below investment grade securities (also known as “junk bonds”), and may invest up to 5% of Global Bond Fund’s assets in the sovereign debt of emerging countries, generally by investing in ECDF.

Methodology/Portfolio Construction: The Manager employs fundamental and proprietary research techniques and quantitative models to measure the relative values of the bond and currency markets and to determined currency and country allocations. The Fund takes active overweighted and underweighted positions in particular bond markets and currencies relative to its benchmark by using long and short positions in exchange-traded and over-the-counter derivatives and combinations of those positions to create synthetic securities. The Fund may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets. While not a principal consideration of the Manager, the Manager normally seeks to maintain the Fund’s portfolio duration within +/- 20% of the benchmark’s duration (5.9 years as of 5/31/05).

Risks: Significant risks of an investment in Global Bond Fund include Interest Rate Risk, Derivatives Risk, Leverage Risk, Credit Risk, Foreign Investment Risk, Fund-of-Funds Risk and Emerging Market Risk, as described under “Overview of Fund Risks” in the Fund’s prospectus. Another most significant risk of an investment in Global Bond Fund is Currency Risk. Global Bond Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of Global Bond Fund’s shares will be affected by changes in exchange rates. To manage this risk, Global Bond Fund may enter into currency futures contracts and forward currency exchange contracts. Although, Global Bond Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, Global Bond Fund could lose money if it fails to predict accurately the future exchange rates. Global Bond Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of Global Bond Fund’s investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if Global Bond Fund is incorrect in its judgment of future exchange rate relationships, Global Bond Fund could be in a less advantageous position than if such a hedge had not been established. Certain of the above-referenced risks may be more pronounced for Global Bond Fund as a result of its investment in ECDF. Another most significant risk of an investment in Global Bond Fund is Non-Diversification Risk. Global Bond Fund is nondiversified, which means it is allowed to invest in a relatively small number of securities. Because Global Bond Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by Global Bond Fund may affect Global Bond Fund’s performance more than if Global Bond Fund were diversified. Another most significant risk of an investment in Global Bond Fund is Liquidity Risk. Global Bond Fund’s ability to sell securities may be adversely affected by market size or legal restrictions.

GMO SHORT-DURATION INVESTMENT FUND

Investment Objective: GMO Short-Duration Investment Fund (“Short- Duration Investment Fund”) seeks to provide current income. Short-Duration Investment Fund seeks to achieve its objective by outperforming its benchmark. Short- Duration Investment Fund's current benchmark is the Citigroup 3-Month Treasury Bill Index.

Principal Investments: Short-Duration Investment Fund seeks to provide current income to the extent consistent with the preservation of capital and liquidity. Short-Duration Investment Fund primarily makes investments in securities issued or guaranteed by the U.S. government or its agencies and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), asset-backed securities issued by private issuers, high-quality prime commercial paper and master demand notes, high-quality corporate debt securities and high-quality debt securities backed by pools of commercial or consumer finance loans, repurchase agreements, and certificates of deposit, bankers' acceptances, and other bank obligations. Short-Duration Investment Fund may invest indirectly by investing a substantial portion of its assets in SDCF. SDCF primarily invests in relatively high quality, U.S. and foreign floating rate fixed income securities, including securities issued by federal, state, local and foreign governments (including securities neither guaranteed nor insured by the U.S. government), and a wide range of private issuers. While the Short-Duration Investment Fund invests in high-quality instruments, it may choose not to dispose of a security whose rating is lowered after purchase. Short-Duration Investment Fund may also use derivatives.

Methodology/Portfolio Construction: The Manager uses fundamental investment techniques to select bonds with high relative yield spreads. Under normal circumstances, Short-Duration Investment Fund seeks to maintain a duration of slightly longer than the three-month duration of Short-Duration Investment Fund’s benchmark. It may do so by investing in bonds with longer maturities while hedging the interest rate exposure through the use of derivatives, resulting in a shorter effective duration. As a result, Short-Duration Investment Fund’s dollar-weighted average portfolio maturity may be substantially longer than Short-Duration Investment Fund’s dollar-weighted average portfolio duration. Short-Duration Investment Fund is not a money market fund and is not subject to the portfolio quality, maturity, and other requirements of money market funds. However, certain investors may invest in Short-Duration Investment fund for short-term purposes (e.g., pending investment in another GMO fund) and, as a result, Short-Duration Investment Fund may be subject to short-term trading and related trading and other costs.

Risks: Significant risks of an investment in Short-Duration Investment Fund include Interest Rate Risk, Fund-of-Funds Risk and Credit Risk, as described under “Overview of Fund Risks” in the Fund’s prospectus. Another most significant risk of an investment in Short Duration Investment Fund is Non-Diversification Risk. Short Duration Investment Fund is non-diversified, which means it is allowed to invest in a relatively small number of securities. Because Short Duration Investment Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by Short Duration Investment Fund may affect Short Duration Investment Fund’s performance more than if Short Duration Investment Fund were diversified.

GMO INFLATION INDEXED BOND FUND

Investment Objective: GMO Inflation Indexed Bond Fund (“Inflation Indexed Bond Fund”) seeks high total return. Inflation Indexed Bond Fund seeks to achieve its objective by outperforming its benchmark. Inflation Indexed Bond Fund's current benchmark is the Lehman Brothers U.S. Treasury Inflation Notes Index.

Principal Investments: Inflation Indexed Bond Fund primarily makes investments in securities that are indexed or otherwise “linked” to general measures of inflation in the country of issue. Under normal circumstances, Inflation Indexed Bond Fund invests at least 80% of its assets in inflation indexed bond investments. The Manager defines “inflation indexed bond investments” instruments that are “linked” to general measures of inflation because their principal and/or interest components change with general movements of inflation in the country of issue. Inflation Indexed Bond Fund invests in fixed income securities, including inflation indexed bonds issued by the U.S. and foreign governments (including securities neither guaranteed nor insured by the U.S. government) and corporate issuers, and in shares of SDCF. SDCF primarily invests in relatively high quality, l U.S. and foreign floating rate fixed income securities, including securities issued by federal, state, local and foreign governments (including securities neither guaranteed nor insured by the U.S. government), and a wide range of private issuers. Inflation Indexed Bond Fund may also invest some of its assets in below investment grade securities (also known as "junk bonds”), and may use synthetic bonds to implement its strategy.

Methodology/Portfolio Construction: The Manager seeks to identify fixed income investments that, in the opinion of the Manager, represent favorable values relative to their market prices. While not a principal consideration of the Manager, the Manager normally seeks to cause the duration of Inflation Indexed Bond Fund to approximate that of its benchmark (8.7 years as of 5/31/05).

Risks: Significant risks of an investment in Inflation Indexed Bond Fund include Interest Rate Risk, Derivatives Risk, Credit Risk, Leverage Risk, Fund-of-Funds Risk and Foreign Investment Risk, as described under “Overview of Fund Risks” in the Fund’s prospectus. Another most significant risk of an investment in Inflation Indexed Bond Fund is Liquidity Risk. Inflation Indexed Bond Fund’s ability to sell securities may be adversely affected by market size or legal restrictions. Another most significant risk of an investment in Inflation Indexed Bond Fund is Non-Diversification Risk. Inflation Indexed Bond Fund is non-diversified, which means it is allowed to invest in a relatively small number of securities. Because Inflation Indexed Bond Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by Inflation Indexed Bond Fund may affect Inflation Indexed Bond Fund’s performance more than if Inflation Indexed Bond Fund were diversified.

GMO EMERGING COUNTRY DEBT FUND

Investment Objective: GMO Emerging Country Debt Fund (“ECDF”) seeks high total return. ECDF seeks to achieve its objective by outperforming its benchmark. ECDF’s current benchmark is the JPMorgan Emerging Markets Bond Index Global (EMBIG).

Investment Universe: ECDF invests primarily in sovereign debt of emerging countries in Asia, Latin American, the Middle East, Africa and Eastern Europe (“emerging countries”). Under normal circumstances, ECDF invests at least 80% of its assets in debt investments tied economically to emerging countries. Most of ECDF’s holdings are typically below investment grade or, if unrated, deemed below investment grade by the Manager. Typical investments include, but are not limited to, sovereign debt (including Brady bonds and Euro bonds), bank loans to emerging countries, and debt issues of companies tied economically to emerging countries. ECDF may also invest in other U.S. and foreign securities, including government securities (including securities neither guaranteed nor insured by the U.S. government), corporate debt securities and mortgage-related and asset-backed securities. ECDF may acquire or hold issues that are in default and therefore not making any payments of principal or interest. Generally, at least 75% of its assets are denominated in, or hedged into, U.S. dollars.

Principal Investments: In pursuing its investment objective, ECDF may (but is not obligated to) use exchange-traded and over-the-counter derivative instruments, including futures, options and swap contracts (including credit default swaps). ECDF uses credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk when ECDF owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Methodology/Portfolio Construction: The Manager emphasizes a “bottom-up” approach to examining and selecting emerging country securities, and uses advanced analytical techniques to seek to identify inefficiencies in the pricing of emerging country debt issues. While not a principal consideration of the Manager, the Manager normally seeks to cause the duration of ECDF to approximate that of its benchmark. (6.3 years as of 5/31/05).

Risks. Significant risks of an investment in ECDF include Interest Rate Risk, Derivatives Risk, Foreign Investment Risk, Emerging MarketRisk, Leverage Risk, Fund-of-Funds Risk and Credit Risk, as described under “Overview of Fund Risks” in the Fund’s prospectus. Another most significant risk of an investment in ECDF is Liquidity Risk. ECDF’s ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for ECDF because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions. Shareholders of the Trust and/or an underlying fund investing in ECDF will be indirectly exposed to these risks, in addition to all risks associated with an investment in the Trust and/or the relevant underlying fund. Another most significant risk of an investment in ECDF is Non-Diversification Risk. ECDF is non-diversified, which means it is allowed to invest in a relatively small number of securities. Because ECDF may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by ECDF may affect ECDF’s performance more than if ECDF were diversified. Another significant risk of an investment in ECDF is Focused Investment Risk. Focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another creates additional risk. Another principal risk of an investment in ECDF is Currency Risk. ECDF invests in foreign securities, which may include foreign currencies transactions. As a result, the value of ECDF shares will be affected by changes in exchange rates. To manage this risk, ECDF may enter into currency futures contracts and forward currency exchange contracts. Although ECDF uses these contracts to hedge the U.S. dollar value of a security it already owns, ECDF could lose money if it fails to predict accurately the future exchange rates. ECDF may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of ECDF’s investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if the Manager is incorrect in its judgment of future exchange rate relationships, ECDF could be in a less advantageous position than if such a hedge had not been established.

GMO SHORT-DURATION COLLATERAL FUND

Investment Objective: GMO Short-Duration Collateral Fund (“SDCF”) seeks total return in excess of its benchmark. SDCF's current benchmark is the JPMorgan U.S. 3-Month Cash Index.

Principal Investments: SDCF seeks to achieve its investment objective by investing primarily in relatively high quality U.S. and foreign floating rate fixed income securities. The Manager considers investment grade securities that are given a rating of Aa-/AA- or better by Moody’s/S&P, or, if unrated, determined to be of comparable quality by the Manager, to be relatively high quality. SDCFis not a “diversified” investment company within the meaning of the 1940 Act.SDCF may invest in government securities, corporate debt securities, residential and commercial mortgage related securities and other asset-backed securities, money market instruments, commercial paper reverse repurchase agreements, and repurchase agreements. Fixed income instruments in which SDCF invests include securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government), and a wide range of private issuers. SDCF’s fixed income investments primarily have floating interest rates or will be hedged to convert the fixed rate interest payments into floating interest payments, but may also include all types of interest rate, payment, and reset terms, including fixed rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. Substantially all of SDCF’s holdings of fixed income instruments will be investment-grade, except for instruments whose rating has been downgraded to below investment grade (that is, rated below BBB- by Standard & Poor’s, below Baa3 by Moody’s, or comparable unrated securities) after purchase by SDCF. Shares of SDCF are not publicly offered.

Methodology/Portfolio Construction: In selecting fixed income securities for SDCF’s portfolio, the Manager employs fundamental and proprietary research techniques to seek to identify bond investments with yield spreads that are high relative to other fixed income securities with similar credit quality and average lives. SDCF also may use derivative instruments, including options, futures, options on futures, forward currency contracts, and swap contracts. In addition to investing directly in fixed income securities, SDCF may gain indirect exposure to securities through the use of “synthetic” bonds, which are created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent, or another fixed income security. The Manager employs a variety of techniques to adjust the sensitivity of SDCF’s value to changes in interest rates. This sensitivity is often measured by, and correlates strongly to, SDCF’s portfolio duration. Under normal circumstances, the Manager expects that SDCF’s dollar-weighted average portfolio duration will be six months or less. The Manager determines SDCF’s dollar-weighted average portfolio duration by aggregating the duration of SDCF’s individual holdings and weighting each holding based on its outstanding principal amount. Duration may be determined by traditional means or through empirical analysis, which may vary from traditional methods of calculating duration. Efforts are made to control exposure to interest rate volatility for example, by investing in bonds with longer maturities while shortening their effective duration by hedging the interest rate exposure through the use of derivatives. As a result, SDCF’s dollar-weighted average portfolio maturity may be substantially longer than its dollar-weighted average portfolio duration. In addition, SDCF’s exposure to interest rates through the use of hedging may vary as compared to direct investment in bonds with shorter maturities, and the Manager’s investment in longer-term bonds may expose
SDCF to additional credit risk.

Risks: Significant risks of an investment in SDCF include Interest Rate Risk, Derivatives Risk, Leverage Risk, Credit Risk, and Foreign Investment Risk, as described under “Overview of Fund Risks” in the Fund’s prospectus. Another principal risk of an investment in SDCF is Non-Diversification Risk. SDCF is non-diversified, which means it is allowed to invest in a relatively small number of securities. Because the fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by SDCF may affect SDCF’s performance more than if SDCF were diversified. Another most significant risk of an investment in SDCF is Liquidity Risk. SDCF’s ability to sell securities may be adversely affected by market size or legal restrictions. Shareholders of the Fund and/or an underlying fund investing in SDCF will be indirectly exposed to these risks, in addition to all risks associated with an investment in the Fund and/or the relevant underlying fund. Another principal risk of an investment in SDCF is Asset-Backed Security Risk. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. Therefore, the credit quality of asset-backed securities depends on many factors, including the offering’s deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. As a result, asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations in excess of their credit support. The risks associated with asset-backed securities are particularly pronounced for SDCF because of the significant portion of its assets it expects to invest in these securities. Another principal risk of an investment in [add appropriate fund name] is Management Risk because it relies on the Manager's ability to pursue its objective. The Manager applies investment techniques and risk analyses in making investment decisions, but there is no assurance that the Manager will achieve the desired results. The Manager, for example, may fail to use derivatives effectively, choosing to hedge or not to hedge positions when it is least advantageous to do so. The Funds generally do not attempt to time the market and instead generally stay fully invested in the relevant asset class, such as domestic equities or foreign equities.

GMO SHORT-DURATION COLLATERAL SHARE FUND

Investment Objective: GMO Short-Duration Collateral Share Fund seeks total return in excess of its benchmark, the JPMorgan U.S. 3-Month Cash Index.

Investment Universe: GMO Short-Duration Collateral Share Fund seeks to achieve its investment objective by investing substantially all of its assets in GMO Short-Duration Collateral Fund, another series of GMO Trust, (“SDCSF”) and, to a limited extent, in cash and high quality money market instruments. Its investment objective and principal investment strategies, therefore, are identical to those of SDCSF. SDCSF invests primarily in relatively high quality U.S. and foreign floating rate fixed income securities.

Principal Investments: Fixed income investments in which SDCSF invests include securities issued by federal, state, local and foreign governments (including securities neither guaranteed nor insured by the U.S. government), and a wide range of private issuers. SDCSF may invest in government securities, corporate debt securities, residential and commercial mortgage-related securities and other asset backed securities, collateralized debt obligations, money market instruments, commercial paper, reverse repurchase agreements, and repurchase agreements. SDCSF’s fixed income investments primarily have floating interest rates (or will be hedged to convert the fixed rate interest payments into floating rate interest payments, but may also include all types of interest rate, payment, and reset terms, including fixed rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. Substantially all of SDCSF’s holdings of fixed income instruments will be investment-grade, except for instruments whose rating has been downgraded to below investment grade (that is, rated below BBB- by S&P, below Baa3 by Moody’s, or comparable unrated securities) after purchase by SDCSF. SDCSF may also use derivative instruments, including options, futures, options on futures, forward currency contracts, and swap contracts. In addition, SDCSF may gain indirect exposure to securities through the use of synthetic bonds, which are created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent, or other fixed income securities.

Methodology/Portfolio Construction: The Manager uses fundamental and proprietary research techniques to seek to identify bond investments with yield spreads that are high relative to other fixed income securities with similar credit quality and average lives. The Manager considers investment grade securities that are given a rating of Aa3/AA- or better by Moody’s/S&P, or, if unrated, determined to be of comparable quality by the Manager, to be relatively high quality. Under normal circumstances, the Manager expects that the SCDSF’s dollar-weighted average portfolio duration will be six months or less.

Risks of SDCF: Significant risks of an investment in SDCSF include Credit and Counterparty Risk, Market Risk – Fixed Income Securities, Derivatives Risk, Liquidity Risk, Leveraging Risk, Foreign Investment Risk, Non-Diversification Risk and Management Risk. Another principal risk of an investment in [add appropriate fund name] is Management Risk because it relies on the Manager's ability to pursue its objective. The Manager applies investment techniques and risk analyses in making investment decisions, but there is no assurance that the Manager will achieve the desired results. The Manager, for example, may fail to use derivatives effectively, choosing to hedge or not to hedge positions when it is least advantageous to do so. The Funds generally do not attempt to time the market and instead generally stay fully invested in the relevant asset class, such as domestic equities or foreign equities.

GMO WORLD OPPORTUNITY OVERLAY FUND

Investment Objective: GMO World Opportunity Overlay Fund (“Overlay Fund”) seeks high total return relative to its benchmark. Overlay Fund’s current benchmark is the JPMorgan U.S. 3-Month Cash Index.

Principal Investments: Overlay Fund’s investment program has two principal components. One component consists mainly of investments in derivatives -- primarily, interest rate swap contracts -- through which the Manager seeks to exploit misvaluations in world interest rates. The other component consists mainly of investments in U.S. and foreign fixed income securities of relatively high quality. The Manager seeks to achieve Overlay Fund’s objective of outperforming its benchmark primarily through returns on Overlay Fund’s derivative positions. The primary purpose of Overlay Fund’s fixed income investments is to provide a cash-like return, and to serve as collateral with respect to its derivatives positions. Overlay Fund is not a “diversified” investment company within the meaning of the 1940 Act.

Derivative positions taken by Overlay Fund are implemented primarily through swap contracts, but Overlay Fund may use other derivatives such as options, futures, options on futures, and currency forwards.  As a result of its derivatives positions, Overlay Fund typically will have a net notional value in excess of its net assets.  Fixed income instruments in which Overlay Fund invests include securities issued byfederal, state, local, and foreign governments, and a wide range of private issuers.  Overlay Fund may invest in government securities, corporate debt securities, residential and commercial mortgage-related securities and other asset-backed securities, money market instruments, commercial paper, and repurchase agreements.  Overlay Fund's fixed income investments primarily have floating interest rates (or will be hedged to convert the fixed rate interest payments into floating rate interest payments), but may also include all types of interest rate, payment and reset terms, including fixed rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features.  Overlay Fund will invest primarily in investment-grade securities (or comparable unrated securities), except for instruments whose rating has been downgraded to below investment grade (that is, rated below BBB- by S&P, below Baa3 by Moody’s, or comparable unrated securities) after purchase by Overlay Fund.From time to time, Overlay Fund may invest in the fixed income securities of emerging markets issuers, lend Overlay Fund securities or use repurchase agreements.Shares of Overlay Fund are not publicly offered.

Methodology/Portfolio Construction: The Manager employs proprietary quantitative models to seek to identify and estimate the relative misvaluation of interest rates within and across world bond markets. Based on such estimate, Overlay Fund establishes its derivative positions, for example, purchasing interest rate exposure at specific maturities on the yield curve in countries it perceives as undervalued and selling interest rate exposure at the same maturities in countries it perceives as overvalued.  In addition, Overlay Fund may purchase interest rate exposure on yield curve maturities that it perceives as inexpensive and sell interest rate exposure on the same yield curve maturities that it perceives as expensive.  In selecting fixed income securities for Overlay Fund’s portfolio, the Manager employs fundamental and proprietary research techniques to seek to identify bond investments with yield spreads that are high relative to other fixed income securities with similar credit quality and average lives.

Risks: Significant risks of an investment in Over0lay Fund include Interest Rate Risk, Derivatives Risk, Credit Risk, Foreign Investment Risk, Leverage Risk and Emerging Market Risk, as described under “Principal Risks of Investing in the Fund” in the Fund’s prospectus. Another principal risk of an investment in Overlay Fund is Non-Diversification Risk. Overlay Fund is non-diversified, which means it is allowed to invest in a relatively small number of securities. Because Overlay Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by Overlay Fund may affect Overlay Fund’s performance more than if Overlay Fund were diversified. Another principal risk of an investment in Overlay Fund is Focused Investment Risk, which is increased from a fund’s focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another. Another most significant risk of an investment in Overlay Fund is Liquidity Risk. The Overlay Fund’s ability to sell securities may be adversely affected by market size or legal restrictions. Another principal risk of an investment in Overlay Fund is Currency Risk. Overlay Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of Overlay Fund shares will be affected by changes in exchange rates. To manage this risk, Overlay Fund may enter into currency futures contracts and forward currency exchange contracts. Although Overlay Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, Overlay Fund could lose money if it fails to predict accurately the future exchange rates. Overlay Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of Overlay Fund’s investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if the Manager is incorrect in its judgment of future exchange rate relationships, Overlay Fund could be in a less advantageous position than if such a hedge had not been established. Another principal risk of an investment in Overlay Fund is Asset-Backed Security Risk. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. Therefore, the credit quality of asset-backed securities depends on many factors, including the offering’s deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. As a result, asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations in excess of their credit support. The risks associated with asset-backed securities are particularly pronounced for the Fund because of the significant portion of its assets it expects to invest in these securities. Another principal risk of an investment in [add appropriate fund name] is Management Risk because it relies on the Manager's ability to pursue its objective. The Manager applies investment techniques and risk analyses in making investment decisions, but there is no assurance that the Manager will achieve the desired results. The Manager, for example, may fail to use derivatives effectively, choosing to hedge or not to hedge positions when it is least advantageous to do so. The Funds generally do not attempt to time the market and instead generally stay fully invested in the relevant asset class, such as domestic equities or foreign equities.

GMOINTERNATIONAL EQUITY FUNDS

GMO INTERNATIONAL CORE EQUITY FUND

Investment Objective: GMO International Core Equity Fund (“International Core Equity Fund”) seeks high total return. International Core Equity Fund seeks to achieve its objective by outperforming its benchmark. International Core Equity Fund's current benchmark is the MSCI EAFE Index (Europe, Australasia, and Far East).

Investment Universe: International Core Equity Fund typically invests in a diversified portfolio of equity investments from developed markets other than the United States. Under normal circumstances, International Core Equity Fund invests at least 80% of its assets in equity investments. International Core Equity Fund may also use derivatives.

Principal Investments: International Core Equity Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategies, International Core Equity Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); (iii) manage risk by implementing shifts in investment exposure; or(iv) adjust its foreign currency exposure. International Core Equity Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of International Core Equity Fund. However, International Core Equity Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. International Core Equity Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Methodology/Portfolio Construction: The Manager uses proprietary research and multiple quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

Stocks – valuation, firm quality, and improving fundamentals;

Countries – stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

Currencies – export and producer price parity, balance of payments, andinterest rate differential.

The factors considered by the Manager and the models used may change over time. In using these models to construct International Core Equity Fund’s portfolio, the Manager expects that stock selection will reflect a slight bias for value stocks over growth stocks. The Manager seeks to manage International Core Equity Fund’s exposure to market capitalization categories (e.g., small cap, medium cap, and large cap) relative to International Core Equity Fund’s benchmark.

Risks. Significant risks of an investment in International Core Equity Fund include Stock Market Risk, Market Capitalization Risk, Investment Style Risk, Credit Risk, Derivatives Risk, and Foreign Investment Risk, as described under “Overview of Fund Risks” in the Fund’s prospectus. Another most significant risk of an investment in International Core Equity Fund is Currency Risk. International Core Equity Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of International Core Equity Fund’s shares will be affected by changes in exchange rates. To manage this risk, International Core Equity Fund may enter into currency futures contracts and forward currency exchange contracts. Although, International Core Equity Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, International Core Equity Fund could lose money if it fails to predict accurately the future exchange rates. International Core Equity Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of International Core Equity Fund’s investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and the Manager is incorrect in its judgment of future exchange rate relationships, International Core Equity Fund could be in a less advantageous position than if such a hedge had not been established. Another most significant risk of an investment in International Core Equity Fund is Liquidity Risk. The International Core Equity Fund’s ability to sell securities may be adversely affected by market size or legal restrictions.

GMO INTERNATIONAL INTRINSIC VALUE FUND

Investment Objective: GMO International Intrinsic Value Fund (“International Intrinsic Value Fund”) seeks high total return. International Intrinsic Value Fund seeks to achieve its objective by outperforming its benchmark. International Intrinsic Value Fund's current benchmark is the S&P/Citigroup Primary Market Index (“PMI”) Europe, Pacific, Asia Composite (“EPAC”) Value Style Index.

Investment Universe: International Intrinsic Value Fund typically invests in a diversified portfolio of equity investments from developed markets other than U.S. International Intrinsic Value Fund may also use derivatives.

Principal Investments: International Intrinsic Value Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, International Intrinsic Value Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; or (iv) adjust its foreign currency exposure. International Intrinsic Value Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of its net assets. However, International Intrinsic Value Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. International Intrinsic Value Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Methodology/Portfolio Construction: The Manager uses proprietary research and multiple quantitative models to evaluate and select individual stocks, countries and currencies based on several factors including:

Stocks – valuation, firm quality, and improving fundamentals;

Countries – stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

Currencies – export and producer price parity, balance of payments, and interest rate differential.

The factors considered by the Manager and the models used may change over time. In using these models to construct International Intrinsic Value Fund’s portfolio, the Manager expects that stock selection will reflect a significant bias for value stocks over growth stocks.

Risks: Significant risks of an investment in International Intrinsic Value Fund include Stock Market Risk, Investment StyleRisk, Market CapitalizationRisk, Derivatives Risk, Credit Risk, and Foreign Investment Risk, as described under “Overview of Fund Risks” in the Fund’s prospectus. Another most significant risk of an investment in International Intrinsic Value Fund is Currency Risk. International Intrinsic Value Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of International Intrinsic Value Fund’s shares will be affected by changes in exchange rates. To manage this risk, International Intrinsic Value Fund may enter into currency futures contracts and forward currency exchange contracts. Although, International Intrinsic Value Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, International Intrinsic Value Fund could lose money if it fails to predict accurately the future exchange rates. International Intrinsic Value Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of International Intrinsic Value Fund’s investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if International Intrinsic Value Fund is incorrect in its judgment of future exchange rate relationships, International Intrinsic Value Fund could be in a less advantageous position than if such a hedge had not been established. Another most significant risk of an investment in International Intrinsic Value Fund is Liquidity Risk. International Intrinsic Value Fund’s ability to sell securities may be adversely affected by market size or legal restrictions.

GMO INTERNATIONAL GROWTH EQUITY FUND

Investment Objective: GMO International Growth Equity Fund (“International Growth Fund”) seeks high total return. International Growth Fund seeks to achieve its objective by outperforming its benchmark. International Growth Fund’s current benchmark is the S&P/Citigroup Primary Market Index (“PMI”) Europe, Pacific, Asia Composite (”EPAC”) Growth Style Index.

Investment Universe: International Growth Fund typically invests in a diversified portfolio of equity investments from the world’s developed markets other than U.S. Under normal circumstances, invests at least 80% of its assets in equity investments. International Growth Fund may also use derivatives.

Principal Investments: International Growth Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, International Growth Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative and related instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures, contracts or other derivatives instruments); (iii) manage risk by implementing shifts in investment exposure; or(iv) adjust its foreign currency exposure. International Growth Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of its net assets.

However, International Growth Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. International Growth Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Methodology/Portfolio Construction: The Manager, using proprietary research and multiple quantitative models, seeks to add value by capitalizing on inefficiencies it perceives in the pricing of growth stocks. The Manager applies quantitative models and fundamental investment principles to select growth stocks it believes have improving fundamentals and prices that reflect the relevant market’s discount to their fundamental value. The Manager maintains diversification across countries, and tilts International Growth Fund’s portfolio in favor of countries that the Manager believes have the highest growth prospects or that the Manager believes are most undervalued. The Manager also considers factors that may influence the growth potential of a particular country, such as currency valuation. The factors considered by the Manager and the models used may change over time.

Risks: Significant risks of an investment in International Growth Fund include Stock Market Risk,

Investment Style Risk, DerivativesRisk, Market CapitalizationRisk, Credit Risk, and Foreign Investment Risk, as described under “Overview of Fund Risks” in the Fund’s prospectus. Another most significant risk of an investment in International Growth Fund is Currency Risk. International Growth Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of International Growth Fund’s shares will be affected by changes in exchange rates. To manage this risk, International Growth Fund may enter into currency futures contracts and forward currency exchange contracts. Although, International Growth Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, International Growth Fund could lose money if it fails to predict accurately the future exchange rates. International Growth Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of International Growth Fund’s investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if International Growth Fund is incorrect in its judgment of future exchange rate relationships, International Growth Fund could be in a less advantageous position than if such a hedge had not been established. Another most significant risk of an investment in International Growth Fund is Liquidity Risk. International Growth Fund’s ability to sell securities may be adversely affected by market size or legal restrictions.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND

Investment Objective: GMO Currency Hedged International Equity Fund (“Currency Hedged International Fund”) seeks high total return. Currency Hedged International Fund seeks to achieve its objective by outperforming its benchmark. Currency Hedged International Fund’s current benchmark is the MSCI EAFE Index (Europe, Australasia, and Far East) (Hedged).

Investment Universe: Currency Hedged International Fund invests to varying extents in other mutual funds managed by GMO, including GMO International Core Equity Fund, GMO International Intrinsic Value Fund and GMO International Growth Equity Fund (collectively, "GMO funds”). Under normal circumstances, Currency Hedged International Fund invests at least 80% of its assets in equity investments. Currency Hedged International Fund also intends to use derivatives.

Principal Investments: Currency Hedged International Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, Currency Hedged International Fund intends to (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts.

Methodology/Portfolio Construction: The Manager allocates Currency Hedged International Equity Fund’s assets among the underlying Funds based on its analysis of the relative attractiveness of value versus growth investing styles. The Manager uses proprietary research and quantitative models to measure the discount at which value stocks trade relative to growth stocks generally, as well as to analyze the predicted returns of the two styles in the markets. The Manager also creates forecasted returns for currencies, considering factors such as relative valuations, measured by export and producer price parity, balance of payments, and interest rates. The Manager looks at the underlying GMO funds’ holdings to measure base currency exposure and then attempt to hedge at least 70% of the foreign currency exposure in the underlying GMO funds’ investments relative to the U.S. dollar. While Currency Hedged International Fund’s benchmark is fully hedged,it may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Risks. Significant risks of an investment in Currency Hedged International Fund include Fund-of-Funds Risk, Stock Market Risk, Derivatives Risk, Credit Risk, Investment Style Risk, and Foreign Investment Risk, as described under “Overview of Fund Risks” in the Fund’s prospectus. Another most significant risk of an investment in Currency Hedged International Fund is Liquidity Risk. The underlying GMO Funds’ ability to sell securities may be adversely affected by market size or legal restrictions. Another principal risk of an investment in Currency Hedged International Fund is Currency Risk. Currency Hedged International Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of Currency Hedged International Fund shares will be affected by changes in exchange rates. To manage this risk, Currency Hedged International Fund may enter into currency futures contracts and forward currency exchange contracts. Although Currency Hedged International Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, Currency Hedged International Fund could lose money if it fails to predict accurately the future exchange rates. Currency Hedged International Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of Currency Hedged International Fund’s investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if the Manager is incorrect in its judgment of future exchange rate relationships, Currency Hedged International Fund could be in a less advantageous position than if such a hedge had not been established. Another most significant risk of an investment in Currency Hedged International Fund is Non- Diversification Risk. Currency Hedged International Fund is non-diversified, which means it is allowed to invest in a relatively small number of securities. Because Currency Hedged International Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by Currency Hedged International Fund may affect the Currency Hedged International Fund’s performance more than if Currency Hedged International Fund were diversified.

GMO FOREIGN FUND

Investment Objective: GMO Foreign Fund (“Foreign Fund”) seeks high total return. Foreign Fund seeks to achieve its objective by outperforming its benchmark. Foreign Fund's current benchmark is the MSCI EAFE Index (Europe, Australasia, and Far East).

Investment Universe: Foreign Fund typically makes equity investments in non-U.S. companies, including the companies that issue stocks included in the MSCI international developed markets and emerging markets universes (the universes of securities from which the MSCI EAFE Index is constructed). Under normal circumstances, Foreign Fund invests at least 80% of its assets in investments tied economically to countries outside the United States. Foreign Fund may also use derivatives.

Principal Investments: Foreign Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. Foreign Fund may make investments in to emerging markets, but these investments generally will represent 10% or less of Foreign Fund’s assets. In pursuing its investment objective, Foreign Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts, to adjust its foreign currency exposure.

Methodology/Portfolio Construction:

Stock Selection – The Manager selects stocks by employing a disciplined quantitative screening process combined with fundamental analysis. The Manager separates companies with valuations it believes are deservedly low from those that it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities are an integral part of the investment process.

Country selection – Overweightings and underweightings of Foreign Fund’s country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager’s evaluation of the country’s fundamentals.

Risks: Significant risks of an investment in Foreign Fund include Stock Market Risk, Investment Style Risk, Foreign Investment Risk, Derivatives Risk, Credit Risk, Market Capitalization Risk, and Emerging Market Risk, as described under “Overview of Fund Risks” in the Fund’s prospectus. Another most significant risk of an investment in Foreign Fund is Currency Risk. Foreign Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of Foreign Fund’s shares will be affected by changes in exchange rates. To manage this risk, Foreign Fund may enter into currency futures contracts and forward currency exchange contracts. Although, Foreign Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, Foreign Fund could lose money if it fails to predict accurately the future exchange rates. Foreign Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of Foreign Fund’s investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if Foreign Fund is incorrect in its judgment of future exchange rate relationships, Foreign Fund could be in a less advantageous position than if such a hedge had not been established. Another most significant risk of an investment in Foreign Fund is Liquidity Risk. Foreign Fund’s ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Foreign Fund because it makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions. Another most significant risk of an investment in Foreign Fund is Non-Diversification Risk. Foreign Fund is non-diversified, which means it is allowed to invest in a relatively small number of securities. Because Foreign Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by Foreign Fund may affect Foreign Fund’s performance more than if Foreign Fund were diversified.

GMO FOREIGN SMALL COMPANIES FUND

Investment Objective: GMO Foreign Small Companies Fund (“Foreign Small Companies Fund”) seeks high total return. Foreign Small Companies Fund seeks to achieve its objective by outperforming its benchmark. Foreign Small Companies Fund’s current benchmark is the S&P/Citigroup Extended Market Index (“EMI”) World ex-U.S. Index.

Investment Universe: Foreign Small Companies Fund typically makes equity investments in companies located or doing business outside of the U.S. that are in the smallest 30% of companies in a particular country as measured by total market capitalization (“small companies”). Depending upon the country, as of 5/31/05, the market capitalization of the largest company (in a particular country) included within Foreign Small Companies Fund’s definition of small companies ranged from approximately $445 million (Slovenia) to $24 billion (Switzerland) (based on exchange rates as of 5/31/05). Under normal circumstances, Foreign Small Companies Fund invests at least 80% of its assets in securities of small companies that are tied economically to countries outside the U.S. The market capitalization range of investments held by Foreign Small Companies Fund is generally within the market capitalization range of companies in Foreign Small Companies Fund’s benchmark. Foreign Small Companies Fund may also use derivatives.

Principal Investments: Foreign Small Companies Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. Foreign Small Companies Fund may make investments in emerging markets, but these investments (excluding investments in emerging market companies included in Foreign Small Companies Fund’s benchmark) generally will represent 10% or less of Foreign Small Companies Fund’s assets. In pursuing its investment objective, Foreign Small Companies Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts, to adjust its foreign currency exposure.

Methodology/Portfolio Construction:

Stock selection – The Manager selects stocks employing a disciplined quantitative screening process combined with fundamental analysis. The Manager separates companies with valuations it believes are deservedly low from those it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities are an integral part of the investment process.

Country selection – Overweightings and underweightings of Foreign Small Companies Fund’s country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager’s evaluation of the country’s fundamentals.

Risks. Significant risks of an investment in the Foreign Small Companies Fund include Stock Market Risk, Market Capitalization Risk, Investment Style Risk, Derivatives Risk, Credit Risk, Foreign Investment Risk, and Emerging Market Risk, as described under “Overview of Fund Risks” in the Fund’s prospectus. Another most significant risk of an investment in Foreign Small Companies Fund is Currency Risk. Foreign Small Companies Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of Foreign Small Companies Fund’s shares will be affected by changes in exchange rates. To manage this risk, Foreign Small Companies Fund may enter into currency futures contracts and forward currency exchange contracts. Although, Foreign Small Companies Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, Foreign Small Companies Fund could lose money if it fails to predict accurately the future exchange rates. Foreign Small Companies Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of Foreign Small Companies Fund’s investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if Foreign Small Companies Fund is incorrect in its judgment of future exchange rate relationships, Foreign Small Companies Fund could be in a less advantageous position than if such a hedge had not been established. In addition, another most significant risk of an investment in Foreign Small Companies Fund is Liquidity Risk. Foreign Small Companies Fund’s ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for Foreign Small Companies Fund because it makes investments in companies with smaller market capitalizations and because it makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions.

GMO INTERNATIONAL SMALL COMPANIES FUND

Investment Objective: GMO International Small Companies Fund (“International Small Companies Fund”) seeks high total return. International Small Companies Fund seeks to achieve its objective by outperforming its benchmark. The current benchmark of International Small Companies Fund is the S&P/Citigroup Extended Market Index (“EMI”) World ex-U.S. Index.

Principal Investment: International Small Companies Fund typically makes equity investments in non-U.S. companies, including non-U.S. companies in developed and emerging countries, but excluding the largest 500 non-U.S. companies in developed countries based on full, non-float adjusted market capitalization ("small companies"). A company's full, non-float adjusted market capitalization includes all of the company's equity issues. As of May 31, 2005, the market capitalization of the largest company included within International Small Companies Fund's definition of small companies was approximately $5.8 billion. Under normal circumstances, International Small Companies Fund invests at least 80% of its assets in securities of small companies.

Investment Universe: International Small Companies Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. International Small Companies Fund may make investments in emerging markets, but these investments will generally comprise 10% or less of the Fund’s assets. In pursuing its investment objective, International Small Companies Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); (iii) manage risk by implementing shifts in investment exposure; or(iv) adjust its foreign currency exposure. International Small Companies Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or foreign currencies. However, its foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. International Small Companies Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Methodology/Portfolio Construction: The Manager uses proprietary research and quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

Stocks – valuation, firm quality, and improving fundamentals;

Countries – stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

Currencies – export and producer price parity, balance of payments and interest rate differentials.

The factors considered by the Manager and the models used may change over time. In using these models to construct International Small Companies Fund’s portfolio, the Manager expects that stock selection will be tilted toward value stocks and away from growth stocks.

Risks: Significant risks of an investment in the International Small Companies Fund include Stock Market Risk, Market Capitalization Risk, Foreign Investment Risk, Derivatives Risk, Credit Risk, Investment Style Risk, and Emerging Market Risk, as described under “Overview of Fund Risks” in the Fund’s prospectus. Another most significant risk of an investment in International Small Companies Fund is Currency Risk. International Small Companies Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of International Small Companies Fund’s shares will be affected by changes in exchange rates. To manage this risk, International Small Companies Fund may enter into currency futures contracts and forward currency exchange contracts. Although, International Small Companies Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, International Small Companies Fund could lose money if it fails to predict accurately the future exchange rates. International Small Companies Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of International Small Companies Fund’s investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if International Small Companies Fund is incorrect in its judgment of future exchange rate relationships, International Small Companies Fund could be in a less advantageous position than if such a hedge had not been established. In addition, another most significant risk of an investment in International Small Companies Fund is Liquidity Risk.

International Small Companies Fund’s ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for International Small Companies Fund because it makes investments in companies with smaller market capitalizations and because it makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions.

GMO EMERGING MARKETS FUND

Investment Objective: GMO Emerging Markets Fund (“Emerging Markets Fund”) seeks high total return. Emerging Markets Fund seeks to achieve its objective by outperforming its benchmark. Emerging Markets Fund’s current benchmark is the S&P/IFCI (Investable) Composite Index.

Principal Investment: Emerging Markets Fund typically makes equity investments in companies whose stocks are traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa and Europe. Under normal circumstances, Emerging Markets Fundinvests at least 80% of its assets in investments tied economically to “emerging markets.” The Manager defines “emerging markets” as those countries in Asia, Latin America, the Middle East, Africa, and Europe that are not included in the MSCI EAFE Index, a developed markets index. Emerging Markets Fund may also use derivatives.

Investment Universe: Emerging Markets Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, Emerging Markets Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, warrants, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); (iii) manage risk by implementing shifts in investment exposure; or (iv) adjust its foreign currency exposure. Emerging Markets Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or foreign currencies. However, the Emerging Markets Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. Emerging Markets Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Methodology/Portfolio Construction: The Manager uses proprietary research, quantitative models, and fundamental analysis to evaluate and select individual countries and stocks. Country selection generally is the most significant factor affecting Emerging Markets Fund’s performance relative to its benchmark. The Manager’s evaluation and selection decisions for countries and stocks are based on several factors, including:

Countries – value, improving fundamentals, macroeconomic and currency models, market momentum, GDP trends, and a currency fair value model; and

Stocks – fair value, earnings and price momentum, earnings to price, book to price, and quality.

The factors considered by the Manager and the models used may change over time.

Emerging Markets Fund has a value bias relative to many other traditional emerging market funds.

Risks: Significant risks of an investment in Emerging Markets Fund include Stock Market Risk, Foreign Investment Risk, Emerging Market Risk, Investment Style Risk, Derivatives Risk, Credit Risk, and Market Capitalization Risk, as described under “Overview of Fund Risks” in the Fund’s prospectus. Another most significant risk of an investment in Emerging Markets Fund is Currency Risk. Emerging Markets Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of Emerging Markets Fund’s shares will be affected by changes in exchange rates. To manage this risk, Emerging Markets Fund may enter into currency futures contracts and forward currency exchange contracts. Although, Emerging Markets Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, Emerging Markets Fund could lose money if it fails to predict accurately the future exchange rates. Emerging Markets Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of Emerging Markets Fund’s investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if Emerging Markets Fund is incorrect in its judgment of future exchange rate relationships, Emerging Markets Fund could be in a less advantageous position than if such a hedge had not been established. In addition, another most significant risk of an investment in Emerging Markets Fund is Liquidity Risk. Emerging Markets Fund’s ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for Emerging Markets Fund because it primarily makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions. Relative to the GMO Emerging Countries Fund, the Emerging Markets Fund will generally be subject to a higher level of liquidity risk due to the nature of its investments. Another most significant risk of an investment in Emerging Markets Fund is Non-Diversification Risk. Emerging Markets Fund is non-diversified, which means it is allowed to invest in a relatively small number of securities. Because Emerging Markets Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by Emerging Markets Fund may affect Emerging Markets Fund’s performance more than if Emerging Markets Fund were diversified.

GMO EMERGING COUNTRIES FUND

Investment Objective: GMO Emerging Countries Fund (“Emerging Countries Fund”) seeks high total return. Emerging Countries Fund seeks to achieve its objective by outperforming its benchmark. Emerging Countries Fund’s current benchmark is the S&P/IFCI (Investable) Composite Index.

Principal Investment: Emerging Countries Fund typically makes equity investments in companies whose stocks are traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa and Europe. Under normal circumstances, Emerging Countries Fund invests at least 80% of its assets in investments tied economically to “emerging countries.” The Manager defines “emerging countries” as those countries in Asia, Latin America, the Middle East, Africa, and Europe that are not included in the MSCI EAFE Index, a developed markets index.

Investment Universe: Emerging Countries Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, Emerging Countries Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); (iii) manage risk by implementing shifts in investment exposure; or (iv) adjust its foreign currency exposure. Emerging Countries Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or foreign currencies. However, the Emerging Countries Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. Emerging Countries Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Methodology/Portfolio Construction: The Manager uses proprietary research, quantitative models, and fundamental analysis to evaluate and select individual countries and stocks. Country selection generally is the most significant factor affecting Emerging Countries Fund’s performance relative to its benchmark. The Manager’s evaluation and selection decisions for countries and stocks are based on several factors, including:

Countries – value, improving fundamentals, macro-economic and currency models, market momentum, GDP trends, and a currency fair value model; and

Stocks –earnings and price momentum, earnings to price, book to price, and quality.

The factors considered by the Manager and the models used may change over time. Emerging Countries Fund’s portfolio is constructed to have more liquidity than the portfolio of the Emerging Markets Fund and has a value bias relative to many other traditional emerging markets funds.

Risks: Significant risks of an investment in the Emerging Countries Fund inlcude Stock Market Risk, Foreign Investment Risk, Derivatives Risk, Credit Risk, Market Capitalization Risk, Investment Style Risk, and Emerging Market Risk as described under “Overview of Fund Risks” in the Fund’s prospectus. Another most significant risk of an investment in Emerging Countries Fund is Currency Risk. Emerging Countries Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of Emerging Countries Fund’s shares will be affected by changes in exchange rates. To manage this risk, Emerging Countries Fund may enter into currency futures contracts and forward currency exchange contracts. Although, Emerging Countries Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, Emerging Countries Fund could lose money if it fails to predict accurately the future exchange rates. Emerging Countries Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of Emerging Countries Fund’s investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if Emerging Countries Fund is incorrect in its judgment of future exchange rate relationships, Emerging Countries Fund could be in a less advantageous position than if such a hedge had not been established. In addition, another most significant risk of an investment in Emerging Countries Fund is Liquidity Risk. Emerging Countries Fund’s ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for Emerging Countries Fund because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions. Another most significant risk of an investment in Emerging Countries Fund is Non-Diversification Risk. Emerging Countries Fund is non-diversified, which means it is allowed to invest in a relatively small number of securities. Because Emerging Countries Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by Emerging Countries Fund may affect Emerging Countries Fund’s performance more than if Emerging Countries Fund were diversified.

GMO EMERGING MARKETS QUALITY FUND

Investment Objective: GMO Emerging Markets Quality Fund (“Emerging Markets Quality Fund”) seeks broad exposure to the higher quality companies in its benchmark. Its current benchmark is the S&P/IFCI (Investable) Composite Index.

Principal Investments: Emerging Markets Quality Fund typically makes equity investments in companies whose stocks are traded in the securities markets of emerging countries in Asia, Latin

America, the Middle East, Africa, and Europe. Under normal circumstances, Emerging Markets Quality Fund invests at least 80% of its assets plus any borrowings made for investment purposes in investments tied economically to emerging markets. The Manager defines “emerging markets” as those countries in Asia, Latin America, the Middle East, Africa, and Europe not included in the MSCI EAFE Index, a developed markets index. An investment is “tied economically” to emerging markets if: (i) it is an investment in an issuer that is organized under the laws of an emerging market country or in an issuer that maintains its principal place of business in an emerging market country; (ii) it is traded principally in an emerging market country; or (iii) it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in emerging market countries, or has at least 50% of its assets in emerging market countries. Emerging Markets Quality Fund may achieve exposure to emerging markets through direct investments or indirect investments.

Investment Universe: Emerging Markets Quality Fund intends to be fully invested, and generally will not take temporary defensive positions through investments in cash and high quality money market instruments. In pursuing its investment strategy, Emerging Market Quality Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments including options, futures, warrants, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g. creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; or (iv) adjust its foreign currency exposure. Emerging Markets Quality Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or foreign securities.

Methodology/Portfolio Construction: The Manager uses proprietary quality models to evaluate an issuer’s quality score based on several factors, which may include, but are not limited to, expected earnings volatility (actual historical volatility and current volatility as measured by the disparity among analysts’ current estimates), profits (return on equity), and operational and financial leverage (amount of fixed operating costs together with total outstanding debt in relation to equity). The Manager typically selects issuers from among the top third of the companies ranked by quality scores in each country in the benchmark. Emerging Markets Quality Fund’s allocation to emerging market countries may be over- or underweight with respect to the benchmark. The Manager is not obligated to and generally will not consider tax consequences when seeking to achieve Emerging Markets Quality Fund's investment objective (e.g. Emerging Markets Quality Fund may engage in transactions that are not tax efficient for shareholders subject to U.S. federal income tax).

Risks: Significant risks of an investment in Emerging Markets Quality Fund include Stock Market Risk, Investment Style Risk, Derivatives Risk, Foreign Investment Risk, Emerging Market Risk, CreditRisk, Market Capitalization Risk, and Leverage Risk as described under “Principal Risks of Investing in the Trust” in Trust’s private placement memo. Another principal risk of an investment in Emerging Markets Quality Fund is Liquidity Risk. Emerging Market Quality Fund’s ability to sell securities may be adversely affected by market size or legal restrictions. Another principal risk of an investment in Emerging Markets Quality Fund is Currency Risk. Emerging Markets Quality Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of Emerging Markets Quality Fund shares will be affected by changes in exchange rates. To manage this risk, Emerging Markets Quality Fund may enter into currency futures contracts and forward currency exchange contracts. Although Emerging Markets Quality Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, Emerging Markets Quality Fund could lose money if it fails to predict accurately the future exchange rates. Emerging Markets Quality Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of Emerging Markets Quality Fund’s investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if the Manager is incorrect in its judgment of future exchange rate relationships, Emerging Markets Quality Fund could be in a less advantageous position than if such a hedge had not been established. Another most significant risk of an investment in Emerging Markets Quality Fund is Non-Diversification Risk. Emerging Markets Quality Fund is nondiversified, which means it is allowed to invest in a relatively small number of securities. Because Emerging Markets Quality Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by Emerging Markets Quality Fund may affect the Emerging Markets Quality Fund’s performance more than if Emerging Markets Quality Fund were diversified. Another principal risk of an investment in [add appropriate fund name] is Management Risk because it relies on the Manager's ability to pursue its objective. The Manager applies investment techniques and risk analyses in making investment decisions, but there is no assurance that the Manager will achieve the desired results. The Manager, for example, may fail to use derivatives effectively, choosing to hedge or not to hedge positions when it is least advantageous to do so. The Funds generally do not attempt to time the market and instead generally stay fully invested in the relevant asset class, such as domestic equities or foreign equities.

GMO GLOBAL GROWTH FUND

Investment Objective: GMO Global Growth Fund (“Global Growth Fund”) seeks high total return. Global Growth Fund seeks to achieve its objective by outperforming its benchmark. Global Growth Fund’s current benchmark is the S&P/Citigroup Primary Market Index.

Investment Universe: Global Growth Fund typically invests in a diversified portfolio of equity investments from the world’s developed markets, including the United States. Global Growth Fund may also use derivatives.

Principal Investments: Global Growth Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategies, Global Growth Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); (iii) manage risk by implementing shifts in investment exposure; or (iv) adjust its foreign currency exposure. Global Growth Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or foreign securities. However, Global Growth Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. Global Growth Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Methodology/Portfolio Construction: The Manager, using proprietary research and quantitative models, seeks to add value by capitalizing on inefficiencies it perceives in the pricing of growth stocks, The Manager uses quantitative models and fundamental investment principals to select growth stocks it believes have improving fundamentals and prices that reflect the relevant market’s discount to their fundamental value. The Manager maintains diversification across countries that the Manager believes have the highest growth prospects or that the Manager believes are most undervalued. The Manager also considers factors that may influence the growth potential of a particular country, such as currency valuation. The factors considers by the Manager and the models it uses may change over time. The Manager will seek to manage Global Growth Fund’s exposure to market capitalization categories (e.g., small cap, medium cap, and large cap) relative to Global Growth Fund’s benchmark.  The factors considered by the Manager and the models it uses may change over time.

Risks: Significant risks of an investment in Global Growth Fund include Stock Market Risk, Investment Style Risk, Credit Risk, Derivatives Risk, and Foreign Investment Risk, as described under “Overview of Fund Risks” in the Fund’s prospectus. Another most significant risk of an investment in Global Growth Fund is Currency Risk. Global Growth Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of Global Growth Fund’s shares will be affected by changes in exchange rates. To manage this risk, Global Growth Fund may enter into currency futures contracts and forward currency exchange contracts. Although, Global Growth Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, Global Growth Fund could lose money if it fails to predict accurately the future exchange rates. Global Growth Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of Global Growth Fund Fund’s investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and the Manager is incorrect in its judgment of future exchange rate relationships, Global Growth Fund could be in a less advantageous position than if such a hedge had not been established. Another most significant risk of an investment in Global Growth Fund is Liquidity Risk. The Global Growth Fund’s ability to sell securities may be adversely affected by market size or legal restrictions. Non-Diversification risk is also a most significant risk of an investment in Global Growth Fund. Global Growth Fund is non-diversified and therefore a decline in the market value of a particular security held by Global Growth Fund may affect Global Growth Fund’s performance more than if Global Growth Fund was diversified.

GMO DEVELOPED WORLD STOCK FUND

Investment Objective: GMO Developed World Stock Fund (“Developed World Stock Fund”) seeks high total return. Developed World Stock Fund seeks to achieve its objective by outperforming its benchmark. Developed World Stock Fund’s current benchmark is the MSCI World Index, a global developed markets equity index.

Investment Universe: Developed World Stock Fund typically invests in a portfolio of equity investments form the world’s developed markets, in the United States. Under normal circumstances, Developed World Stock Fund invests at least 80% of its assets in stocks tied economically to developed markets. The Manager defines “stocks” as investments in common stocks and other stock-related securities, such as preferred, convertible securities and depository receipts. The Manager defines “developed markets” as those countries included in the MSCI World Index.

Principal Investments: Developed World Stock Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategies, Developed World Stock Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivatives instruments); (iii) manage risk by implementing shifts in investment exposure; or (iv) adjust its foreign currency exposure. Developed World Stock Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

Methodology/Portfolio Construction: The Manager defines “developed markets” as those countries included in the MSCI World Index, a global developed markets equity index. The Manager uses proprietary research and multiple quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

Stocks – valuation, firm quality, and momentum;

Countries – stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and Currencies – export and producer price parity, balance of payments, and interest rate differentials.

The factors considered by the Manager and the models used may change over time. In using these models to construct Developed World Stock Fund Fund’s portfolio, the Manager expects that stock selection will be tilted slightly towards value stocks and away from growth stocks. The Manager seeks to limit risk relative to the Developed World Stock Fund’s benchmark by using a blend of valuation-based and momentum-based stock selection strategies.

Risks: Significant risks of an investment in Developed World Stock Fund include Stock Market Risk, Investment Style Risk, Credit Risk, Derivatives Risk, and Foreign Investment Risk, as described under “Overview of Fund Risks” in the Fund’s prospectus. Another most significant risk of an investment in Developed World Stock Fund is Currency Risk. Developed World Stock Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of Developed World Stock Fund’s shares will be affected by changes in exchange rates. To manage this risk, Developed World Stock Fund may enter into currency futures contracts and forward currency exchange contracts. Although, Developed World Stock Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, Developed World Stock Fund could lose money if it fails to predict accurately the future exchange rates. Developed World Stock Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of Developed World Stock Fund Fund’s investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and the Manager is incorrect in its judgment of future exchange rate relationships, Developed World Stock Fund could be in a less advantageous position than if such a hedge had not been established. Another most significant risk of an investment in Developed World Stock Fund is Liquidity Risk. The Developed World Stock Fund’s ability to sell securities may be adversely affected by market size or legal restrictions. Non-Diversification risk is also a most significant risk of an investment in Developed World Stock Fund. Developed World Stock Fund is non-diversified and therefore a decline in the market value of a particular security held by Developed World Stock Fund may affect Developed World Stock Fund’s performance more than if Developed World Stock Fund was diversified.

ASSET ALLOCATION FUNDS

GMO ALPHA ONLY FUND

Investment Objective: GMO Alpha Only Fund (“Alpha Only Fund”) seeks high total return. Alpha Only Fund's current benchmark is the Citigroup 3-Month Treasury Bill Index.

Investment Universe and Principal Investments: Alpha Only Fund invests primarily in shares of GMO U.S. Equity Funds and GMO International Equity Funds (including the GMO emerging market funds) (the "underlying funds”), or in equity securities of the type invested in by those funds. Alpha Only Fund implements its strategy with either direct or indirect exposure to a combination of U.S, international, and emerging market equities.

Principal Investments and Methodology/Portfolio Construction: The Manager forecasts returns for a broad range of global asset classes (e.g., international equity, U.S. equity, and emerging markets) and sub-asset classes (e.g., small cap stocks in the international equity asset class and quality stocks in the U.S. equity and emerging equity asset classes), using quantitative models to evaluate current economic and corporate fundamentals in relation to global market prices for each asset class over a rolling seven year period. The Manager then compares the forecasted returns of the relevant sub-asset class to the individual asset class and seeks to invest in those sub-asset classes (hedging out the return of the overall asset class) that are expected to provide significant excess return when compared to the overall asset class. The U.S. equity portion of the portfolio is hedged using U.S. exchange-traded index futures contracts. The international equity and emerging market equity portions of the portfolio are hedged using foreign (and U.S., in the case of emerging market equities) exchange-traded futures contracts and swap contracts in which Alpha Only Fund is obligated to pay an amount equal to the return of foreign markets securities indices in exchange for a U.S. dollar-based interest rate. To the extent that Alpha Only Fund’s hedges are effective, the performance of Alpha Only Fund is not expected to correlate with the movements of equity markets generally. Instead, it is expected to perform more like a short-term fixed income fund, with variation in return (alpha) resulting from the Manager’s outperformance or underperformance relative to equity markets generally.

Risks: Significant risks of an investment in Alpha Only Fund include Fund-of-Funds Risk, Stock Market Risk, Derivatives Risk, Foreign Investment Risk, Credit Risk, Leverage Risk, and Emerging Market Risk, as described under “Overview of Fund Risks” in the Fund’s prospectus. Another most significant risk of an investment in Alpha Only Fund is Liquidity Risk. Alpha Only Fund’s ability to sell securities may be adversely affected by market size or legal restrictions. Another principal risk of an investment in Alpha Only Fund is Currency Risk. Alpha Only Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of Alpha Only Fund shares will be affected by changes in exchange rates. To manage this risk, Alpha Only Fund may enter into currency futures contracts and forward currency exchange contracts. Although Alpha Only Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, Alpha Only Fund could lose money if it fails to predict accurately the future exchange rates. Alpha Only Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of Alpha Only Fund’s investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly, and if the Manager is incorrect in its judgment of future exchange rate relationships, Alpha Only Fund could be in a less advantageous position than if such a hedge had not been established. Another most significant risk of an investment in Alpha Only Fund is Non-Diversification Risk. Alpha Only Fund is non-diversified, which means it is allowed to invest in a relatively small number of securities. Because Alpha Only Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by Alpha Only Fund may affect the Alpha Only Fund’s performance more than if Alpha Only Fund were diversified.

BENCHMARKS

Each underlying fund has a stated benchmark (each, a “GMO Benchmark”). Notwithstanding its GMO Benchmark, an underlying fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. Each underlying fund’s GMO Benchmark is listed in the summaries above. General information about each GMO Benchmark is provided in the table below. In some cases, an underlying fund’s GMO Benchmark differs from the broad-based index that the SEC requires a fund to use in the average annual return table. In addition, GMO may change an underlying fund’s GMO Benchmark from time to time.

Index	Description
Citigroup (formerly known as Salomon Smith Barney) 3-Month Treasury Bill Index	Independently maintained and published short-term bill index.
S&P/Citigroup Extended Market Index (EMI) World ex-U.S. Index

S&P/Citigroup EMI World ex-U.S. is the small capitalization stock component of the S&P/Citigroup Broad Market Index (BMI). The BMI includes listed shares of companies from developed and emerging market countries with total available market capitalization of at least the local equivalent of USD100 million. The EMI represents the bottom 20% of available capital of the BMI in each country and includes 75% of the BMI issues. The

S&P/Citigroup EMI World ex-U.S. excludes the stocks of U.S. companies included in the BMI.

S&P/Citigroup Primary Market Index (PMI) Europe, Pacific, Asia Composite (EPAC) Growth Style Index

S&P/Citigroup PMI EPAC Growth Style Index consists of stocks in the EPAC regions of the PMI that have a growth style. The PMI is the large capitalization stock component of the BMI, representing the top 80% of available capital of the BMI in each country and including about 25% of the BMI issues.

S&P/Citigroup PMI EPAC Value Style Index	S&P/Citigroup PMI EPAC Value Style Index consists of stocks in the EPAC region of the PMI that have a value style.
JPMorgan Global Government Bond Index	Independently maintained and published index composed of government bonds of 13 developed countries, including the U.S. with maturities of one year or more.
JPMorgan U.S. 3-Month Cash Index	Independently maintained and published short-term index measuring the total return performance of constant maturity euro-currency deposits. Calculated daily for 3-month deposits in the U.S.
JPMorgan Non-U.S. Government Bond Index	Independently maintained and published index composed of non-U.S. government bonds with maturities of one year or more.
JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan)

Independently maintained and published index composed of non-U.S. government bonds (excluding Japanese government bonds) with maturities of one year or more that are currency- hedged into U.S. dollars.

JPMorgan Emerging Markets Bond Index Global	Independently maintained and published index composed of debt securities of 31 countries.
Lehman Brothers U.S. Aggregate Bond Index	Independently maintained and published index comprised of U.S. fixed rate debt issues, having a maturity of at least one year and rated investment grade or higher.
Lehman Brothers U.S. Government Bond Index	Independently maintained and published U.S. government bond index.
Lehman Brothers U.S. Treasury Inflation Notes Index	Independently maintained and published index of inflation-indexed linked U.S. Treasury securities.
MSCI EAFE Index (Europe, Australasia, and Far East Index)	Independently maintained and published large capitalization international stock index.
MSCI EAFE (Europe, Australasia, and Far East) (Hedged)	Independently maintained and published large capitalization international stock index that is currency-hedged into U.S. dollars.
Morgan Stanley REIT Index	Independently maintained and published equity real estate index.
Russell 1000® Growth Index

Independently maintained and published index, measuring the performance of stocks included in the Russell 1000 Index (a large capitalization U.S. stock index) with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index

Independently maintained and published index, measuring the performance of stocks included in the

Russell 1000 Index (a large capitalization U.S. stock index) with lower price-to-book ratios and lower forecasted growth values.

Russell 2500® Growth Index	Independently maintained and published index, measuring the performance of stocks included in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values.
Russell 2500® Value Index	Independently maintained and published index, measuring the performance of stocks included in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values.
S&P 500 Index	Independently maintained and published index of large capitalization U.S. stocks.
S&P/IFCI (Investable) Composite Index

Independently maintained and published market capitalization-weighted index of the performance of securities traded on stock exchanges of 22 different emerging markets, calculated on a total return basis.

MSCI World Index	Unmanaged broad market capitalization-weighted performance benchmark for all developed markets in the world.
S&P/Citigroup PMIWorld Growth Style Index	Independently maintained and published index covering the developed markets – North America, Europe and Asia Pacific – of the PMI that have a growth style.

Statement of Additional Information (SAI)

PART 2

ADDITIONAL INFORMATION ON SECURITIES

AND INVESTMENT PRACTICES

The prospectus describes the Fund’s investment objective and the securities in which it primarily invests indirectly through its investments in Asset Allocation Trust. The following describes other securities the Fund may purchase and investment strategies it may use through its investments in the Asset Allocation Trust.  Some of the information below may not apply to the Fund or the Class in which you are interested.  See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

The Fund may invest up to 100% of its assets in high-quality money market instruments, such as notes, certificates of deposit, commercial paper, banker’s acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

            The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

            These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing or guaranteeing the obligations. These agencies, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. government and are supported only by the credit of the issuer itself. In general, securities issued by the U.S. government-sponsored entities are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

            Some government agencies and instrumentalities may not receive financial support from the U.S. Government.  Examples of such agencies are:

(i)   Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

(ii)   Farmers Home Administration;

(iii)  Federal Home Loan Banks;

(iv)  Federal Home Loan Mortgage Corporation;

Federal National Mortgage Association; and

Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government.  GNMA securities or "certificates" represent ownership in a pool of underlying mortgages.  The timely payment of principal and interest due on these securities is guaranteed by GNMA.

            Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments.  While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30‑year bond.

            The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool.  Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool.  In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

            Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long‑term rates because of the prepayment feature.  For instance, when interest rates decline, prepayments of the underlying mortgages are likely to increase as the holders of the underlying mortgages seek refinancing.  As a result, the value of a GNMA certificate is not as likely to rise as the value of a comparable debt security would in response to the same decline.  In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When‑Issued, Delayed‑Delivery and Forward Commitment Transactions

The Fund may purchase securities on a when‑issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis.  Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

            The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date.  Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth.  In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when‑issued, delayed-delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due.  The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

            Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund.  In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale.  If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

            The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities, or banks and other recognized financial institutions,  such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.  In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days.  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security.  A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

            The Fund’s custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily.  To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.  In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.  The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities.

Reverse Repurchase Agreements

            As described herein, the Fund may also enter into reverse repurchase agreements.  These transactions are similar to borrowing cash.  In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

            When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date.  The segregated account is marked to market daily and maintained until the transaction is settled.

Leverage

            The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with Evergreen’s Leverage Policy.  Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested.  Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.  Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions herein) as well as investing in securities that are issued on a “to-be-announced” basis (commonly referred to as “TBA’s”) which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund’s total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Dollar Roll Transactions

            The Fund may enter into "dollar rolls" in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date.  In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages.  The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold.  The Fund could also be compensated through receipt of fee income.

Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund’s borrowings and other senior securities.  Investing in dollar rolls creates leverage (unless they are “covered dollar rolls,” see description below) and are included in the calculation of the Fund’s total leverage-creating transactions.   In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund’s right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund’s total leverage-creating transaction.

Securities Lending

            The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund.  These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral.  Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed‑income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed‑income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

            The Fund may purchase preferred stock.  Some preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.

            If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation.  Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

            The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars.  The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.  The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

            The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor’s Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody’s) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor.  If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

            The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

            Indexed securities differ from other types of debt securities in which the Fund may invest in several respects.  First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated).  The reference instrument need not be related to the terms of the indexed security.  For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies.  An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases.  Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

            Investment in indexed securities involves certain risks.  In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments.  Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity.  Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

            To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars.  The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.  For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options.  Expenses and losses incurred as a result of such hedging strategies will reduce the Fund’s current return.

The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments.  It is impossible to predict the amount of trading interest that may exist in various types of options or futures.  Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities.  The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund’s investment objective.  Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options.  A put option would be considered “covered” if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding.  A call option is covered if the Fund owns or has the right without additional compensation to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period.  A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire.  In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund’s custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund’s obligation under the option.  The Fund may also write combinations of covered puts and covered calls on the same underlying security.

The Fund will receive a premium from writing an option, which will increase the Fund’s return in the event the option expires unexercised or is terminated at a profit.  The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security.  By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.  By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for a price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.  The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities.  The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value.  This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security’s market price.  For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.  By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

            The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase.  This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price.  For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.  By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

Futures Contracts and Options on Futures.  The Fund may enter into financial futures contracts and write options on futures contracts.    The Fund may enter into such contracts for hedging purposes or for other purposes described from time to time in the prospectus.  A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month.  A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index.  The Fund does not make payment or deliver securities upon entering into a futures contract.  An interest rate futures contract does not typically require delivery of securities or other investments, but contemplates payment based on changes on one or more interest rates (such as U.S. Treasury or Eurodollar rates).  Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

            The Fund may sell or purchase futures contracts.  When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases.  Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities.  If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines.  The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

              The Fund may also purchase put and call options on futures contracts. A put option purchased by the Fund on a futures contract would give it the right to assume a position as the seller of a futures contract.  A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract.  The purchase of an option on a futures contract requires the Fund to pay a premium.  In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract.  If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

            The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions.  The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market.  There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance  that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.  If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

            Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions.  Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments.  This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

            The Fund does not intend to use futures transactions for speculation or leverage.  The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund.  The Fund will not change these policies without supplementing the information in the prospectus or SAI.

“Margin” in Futures Transactions.  Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract.  Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted).  The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions.  Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

            A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract.  This process is known as "marking to market”.  Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing its daily net asset value the Fund will mark‑to‑market its open futures positions.  The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations.  The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain “bona fide hedging” criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts.  If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies.  The effective use of options and futures strategies depends, among other things, on the Fund’s ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so.  Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.  The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges.  In certain instances, however, the Fund may purchase and sell options in the over-the-counter market.  The staff of the Securities and Exchange Commission (SEC) considers over-the-counter options to be illiquid.  The Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

            The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of any hedge.  The successful use of these strategies also depends on the ability of the Fund’s investment advisor to forecast correctly interest rate movements and general stock market price movements.  The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds were created in 1989, and, accordingly, do not have an extensive payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation.  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk).  In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium.  Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

            The Fund may invest in foreign securities or U.S. securities traded in foreign markets.  In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit.  The Fund may also invest in Canadian commercial paper and Europaper.  These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers.  Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.  Such investments may also entail higher custodial fees and sales commissions than domestic investments.  Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations.  Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries.  Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development)

The Fund may be subject to risks associated with obligations of the Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development).  Because these entities are not governmental entities with taxing authority, and may be supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Foreign Currency Transactions

            As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date).  The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract.  The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated.  Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.  The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar.  Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.  The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.  The Fund may also engage in currency-hedge and currency proxy-hedge transactions.

Currency Cross-hedge

A currency cross-hedge enables the advisor to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the Fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive.  An example would be where the manager feels that the British Pound is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling.  The overall foreign currency exposure stays constant, but the relative weighting of the Pound versus the Euro increases.

Currency Proxy-hedge

A currency proxy-hedge enables the advisor to hedge a foreign currency exposure back to the U.S. dollar by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly.  An example might be where the manager owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

Creating a Net Long Position Versus a Foreign Currency

Creating a net long position would be a situation where the manager of the Fund wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund.  An example might be where the manager has reduced his weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but wants to maintain a market weighting in the Yen.  Creating a long position in the Yen would accomplish this result.

Premium Securities

            The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates.  Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity.  Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

The Fund may invest a portion of its assets in lower rated bonds.  Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody’s, commonly known as “junk bonds,” offer high yields, but also high risk.  While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.  Investors should be aware of the following risks:

            (1)    The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged.  Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing.  Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

            (2)    The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

            (3)    The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise.  For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost.  The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher‑rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

            (4)    The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and (c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

For bond ratings descriptions, see “Corporate and Municipal Bond Ratings” below.

Sovereign Debt Obligations

The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

            The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

            The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws.  Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors.  Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above.  In determining the liquidity of Rule 144A securities, the Trustees will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

            The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act.  Currently, with limited exception, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies.  However, the Fund may invest all of its investable assets in securities of a single open‑end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.  Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of money market funds advised by the Fund’s investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund’s total assets.

Short Sales

A short sale is the sale of a security the Fund has borrowed.  The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender.  After a short sale is completed, the value of the security sold short may rise.  If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

            The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.  The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political  subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions.  Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works.  Municipal bonds may also be issued to refinance public debt.

            Municipal bonds are mainly divided between "general obligation" and "revenue" bonds.  General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax.  They are repaid from the issuer's general revenues.  Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer.  In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

            The Fund may also invest in industrial development bonds.  Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations.  The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities.  To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax.  However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

            The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating.  Municipal bonds are rated by S&P, Moody's and Fitch.  Such ratings, however, are opinions, not absolute standards of quality.  Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield.  Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund.  Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

            The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due.  Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default.  Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses.  Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due.  In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

            From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds.  Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund.  If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.  In order for the interest on a municipal security to be tax exempt, the municipal security must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

U.S. Virgin Islands, Guam and Puerto Rico

The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named.  The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico.  Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates.  The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate.  An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond.  The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity.  There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax.  Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

The Fund may invest in master demand notes.  These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower.  Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed.  The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount.  The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice).  Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year.  The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.  Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time.  Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund‘s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand.  These notes are not typically rated by credit rating agencies.  Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody’s or F-1 by Fitch.

Payment‑in‑kind Securities

The Fund may invest in payment‑in‑kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period.  The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow.  Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

An advantage of PIKs for the issuer ‑‑ as with zero coupon securities ‑‑ is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash‑paying securities.  However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

As a group, PIK bonds trade flat (i.e., without accrued interest).  Their price is expected to reflect an amount representing accreted interest since the last payment.  PIKs generally trade at higher yields than comparable cash‑paying securities of the same issuer.  Their premium yield is the result of the lesser desirability of non‑cash interest, the more limited audience for non‑cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds.  The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series.  Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities.  Each zero coupon bond entitles the holder to receive a single payment at maturity.  There are no periodic interest payments on a zero coupon bond.  Zero coupon bonds are offered at discounts from their face amounts.

In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations.  Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price.  The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method.  Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss.  If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage‑Backed or Asset‑Backed Securities

The Fund may invest in mortgage‑backed securities and asset‑backed securities.  Two principal types of mortgage‑backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).  CMOs are securities collateralized by mortgages, mortgage pass‑throughs, mortgage pay‑through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage‑backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties).  Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only.  Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass‑throughs to be prepaid prior to their stated maturity.  Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass‑throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage‑backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over‑the‑counter and typically have a short‑intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of asset‑backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset‑backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset‑backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

In general, issues of asset‑backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset‑backed securities may default and/or may suffer from these defects.  In evaluating the strength of particular issues of asset‑backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

TBA Mortgage Securities

TBA refers to “To Be Announced.”  These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Variable or Floating Rate Instruments

The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit.  Variable or floating rate instruments bear interest at a rate which varies with changes in market rates.  The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity.  A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula.  The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long‑term bond or commercial paper ratings applicable to permitted investments for the Fund.  The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

            The Fund may invest in investments related to real estate including real estate investment trusts (REITs).  Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by borrower default risk and interest rate risk.  REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.  Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from the 1940 Act.  In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

The Fund may invest in limited and master limited partnerships.  A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement.  Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities.  A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates.  The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time.  The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration.  No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

The Fund may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust (“UIT”) that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index.  Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts (“SPDRs”) and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them.  The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them.  Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks.  Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

PURCHASE AND REDEMPTION OF SHARES

You may buy shares of the Fund through Evergreen Investment Services, Inc. (EIS), broker‑dealers that have entered into special agreements with EIS or certain other financial institutions.  With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees.  Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (CDSC) when you redeem the Fund's shares or no sales charges at all.  Each Evergreen fund offers different classes of shares.  Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class A shares.

There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus).  As described in the prospectus, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual’s immediate family, and employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual’s immediate family, are eligible to purchase Class A shares at net asset value (NAV).  Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV.  These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund.  Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort.  Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS.  Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund) and former shareholders of America’s Utility Fund.

Class B Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class B shares.

Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front‑end sales charge or exchange fee.  Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

Class C Shares, Class I Shares (also referred to as Institutional Shares), Class R Shares, Class S Shares, Class S1 Shares, Administrative Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares and Resource Shares

The Fund’s prospectus describes, if applicable, the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Class S1 shares, Administrative shares, Institutional Service shares, Investor shares, Participant shares, Reserve shares and Resource shares.

Contingent Deferred Sales Charge

The Fund charges a CDSC on certain share classes as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1” below).  Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC.

Redemption-in-kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

Exchanges

Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. See “By Exchange” under “How to Buy Shares” in the prospectus.  Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange.  The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

Automatic Reinvestment

As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares.  However, ESC will automatically reinvest all subsequent dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record.  When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins.  Uncashed or returned redemption checks will also be handled in the manner described above.

PRICING OF SHARES

Calculation of Net Asset Value

            The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus.  The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

            The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

            Current values for the Fund's portfolio securities are determined as follows:

                        (1)  Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

                        (4)  Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded.  If there has been no sale, the securities are valued at the mean between bid and asked prices.  Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market.  The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

                        (5)  Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market value.

Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor’s opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

Investments in other mutual funds are valued at net asset value.

From Money Market Funds, as permitted under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates market value.

PRINCIPAL UNDERWRITER

            EIS is the principal underwriter for the Trust and with respect to each class of shares of the Fund.  The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EIS with respect to each class of the Fund.

            EIS, as agent, has agreed to use its best efforts to find purchasers for the shares.  EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker‑dealers, and others, acting as principals, for sales of shares to them.  The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

            All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By‑Laws, current prospectuses and SAI.  All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received.  Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

            EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares.  EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

            The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the “Independent Trustees”), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

            The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement.  The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

            From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker‑dealers promotional materials and selling aids.

DISTRIBUTION EXPENSES UNDER RULE 12b-1

The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares (“Share Classes”), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act.  These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund’s expense table in the prospectus. The 12b-1 fees are composed of distribution fees and service fees which are described further below. Certain Wachovia affiliates receive 12b-1 fees from the Funds.

Class I and Institutional shares of the Fund do not pay 12b-1 fees.

Under the Distribution Plans (each a “Plan,” together, the “Plans”) that the Fund has adopted for its Share Classes, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EIS pursuant to Distribution Agreements (each an “Agreement,” together, the “Agreements”) that the Fund has entered into with respect to its Share Classes, as applicable.

Class	Current Maximum 12b-1 Fees Allowed Under the Plans
A	0.75%(a)
B	1.00%
C	1.00%
S	0.75%(b)
S1	0.75%(b)
Administrative	0.75%(c)
Institutional Service	0.75%(d)
Investor	0.75%(e)
Participant	0.75%(f)
Reserve	0.75%(g)
Resource	1.00%(h)
R	1.00%(i)

Currently limited to 0.30% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.25% or less on Evergreen institutional money market funds or other Evergreen funds offering Institutional Service shares. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.65% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.80% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Currently limited to 0.50% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund’s investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts.  The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under “Current Maximum 12b-1 Fees Allowed Under the Plans.” The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

The Agreements provide that EIS will use the distribution fees received from the Fund for the following purposes:

(1)        to compensate broker-dealers or other persons for distributing Fund shares;

(2)        to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund’s shareholders; and

(3)        to otherwise promote the sale of Fund shares.

The Agreements also provide that EIS may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares.  EIS may assign its rights to receive compensation under the Plans to secure such financings.  Wachovia or its affiliates may finance payments made by EIS to compensate broker-dealers or other persons for distributing shares of the Fund.

In the event the Fund acquires the assets of another mutual fund, compensation paid to EIS under the Agreements may be paid by EIS to the acquired fund’s distributor or its predecessor.

Since EIS’s compensation under the Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS.  Distribution expenses incurred by EIS in one fiscal year that exceed the compensation paid to EIS for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.  The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker‑dealers without the assessment of a front‑end sales charge, while at the same time permitting EIS to compensate broker‑dealers in connection with the sale of such shares.

            Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.

            Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis.  Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

            The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            Each Plan and the Agreement will continue in effect for successive 12‑month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

            The Plans permit the payment of fees to brokers and others for distribution and shareholder‑related administrative services and to broker‑dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

            In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EIS with respect to that class or classes, and (ii) the Fund would not be obligated to pay EIS for any amounts expended under the Agreement not previously recovered by EIS from distribution services fees in respect of shares of such class or classes through deferred sales charges.

            All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected.  Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EIS.  To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EIS.  Any Agreement will terminate automatically in the event of its assignment.  For more information about 12b-1 fees, see “Expenses” in the prospectus and “12b-1 Fees” under “Expenses” in Part 1 of this SAI. To the extent EIMC and EIS are compensated based on assets under management in the Evergreen funds, they may be considered to have an interest in the operation of the Plans.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

            EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).

The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

The rate of service fees of a Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

The rate of service fees of a Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

The amount of any service fee that exceeds 0.25% is considered an “asset-based sales charge” and is calculated into the appropriate maximum aggregate cap as specified in the rules of the National Association of Securities Dealers.

The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Class C Eligible Shares”).  Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter.  Service fees will be paid within five business days after the end of the service commission period in the respective quarter.  EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

            No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

            EIS pays commissions to investment firms for sales of Class A shares at the following rates:

Equity Funds (except Large Cap Equity Fund and Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	5.00%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000*

Long-term Bond Funds (including Large Cap Equity Fund, Equity Index Fund, and Envision Funds)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	4.25%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus*
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus*
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000*

*    Evergreen Envisions Funds and Evergreen Equity Index Fund pays 0.25% to investment firms for all amounts over $1,000,000.

Short-term Bond Funds	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	2.75%
	$50,000-$99,999	2.75%
	$100,000-$249,999	2.25%
	$250,000-$499,999	1.75%
	$500,000-$999,999	1.25%
	$1,000,000-$2,999,999	0.50% of the first $2,999,999, plus
	$3,000,000 or greater	0.25% of amounts equal to or over $3,000,000**

**  Evergreen Adjustable Rate Fund and Evergreen Ultra Short Opportunities Fund pay 0.25% to investment firms for all amounts over $1,000,000.

            EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

EIS pays commissions to investment firms for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.

EIS will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).  Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter.  Such commissions will be paid by the twentieth day of the month before the end of the respective quarter.  Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

            No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Reserve, Resource, Class R, Class S and Class S1 shares of a Fund.

TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

            The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code.  (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.)  In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities, and net income from certain publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships.  By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains.  A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements with respect to each calendar year and with respect to each one-year period ending on October 31.  The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash.  Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

            To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short‑term capital gains, if any).  The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income.  Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the current 15% rate of tax for other taxpayers who have met the relevant holding period requirements.  The Fund will inform shareholders of the amounts that so qualify.  If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

From time to time, the Fund will distribute the excess of its net long‑term capital gains over its short‑term capital loss to shareholders (i.e., capital gain dividends).  For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long‑term capital gains.  Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

Distributions by the Fund reduce its NAV.  A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital.  In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital.  Nevertheless, the shareholder may incur taxes on the distribution.  Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return.  Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments.  The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage.  In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom.  As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income.  In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax‑exempt obligations at the close of each quarter.  An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year.  The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year.  If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

Any shareholder of the Fund who may be a “substantial user” (as defined by the Code) of a facility financed with an issue of tax‑exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

            Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax‑exempt, will be treated as a tax preference item for alternative minimum tax purposes.  Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends.  Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long‑term capital gains received by the shareholder.

            Because the Fund will invest all of its assets in shares of underlying funds, its distributable income and gains will normally consist entirely of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its shares of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distribution from a Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

            If a Fund receives dividends from an underlying fund an the underlying fund designates such dividends as “qualified dividend income,” then the Fund may, in turn, designate a portion of its distribution as “qualified dividend income” as well, provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund.

Taxes on the Sale or Exchange of Fund Shares

            Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares.  A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets.  Currently, capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% for an individual.  Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares.  The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares.  Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long‑term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

            Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund.  If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.  Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

            The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates).  It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons).  Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund.  Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund.  The Fund will withhold a tax at a rate of 30% (or lower under a tax treaty) on all ordinary dividend distributions to non-U.S. persons.  Under recent legislation, the withholding obligation generally does not apply to properly designated dividends derived from certain interest income of the Fund or from short-term capital gains of the Fund which are paid with respect to Fund years beginning before January 1, 2008. The Fund does not intend to make the designations that would be required to take advantage of this provision with respect to interest income. Consequently, all dividend distributions to non-U.S. persons will be subject to withholding unless designated as long or short-term capital gains.

BROKERAGE

Brokerage Commissions

If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable.  Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.  Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities.  Generally, the Fund will not pay brokerage commissions for such purchases.  When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession.  The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down.  When the Fund executes transactions in the over‑the‑counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

Selection of Brokers

When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund.  When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker’s:

1.         ability to provide the best net financial result to the Fund;

2.         efficiency in handling trades;

3.         ability to trade large blocks of securities;

            4.         readiness to handle difficult trades;

5.         financial strength and stability; and

6.         provision of “research services,” defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor.  Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided.  Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund.  It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

When selecting a broker for portfolio trades, the investment advisor may not consider the amount of Fund shares a broker has sold.

            Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor and a member of the New York and American Stock Exchanges, may effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, LLC, is a majority-owned subsidiary of Wachovia Corporation, the Fund’s investment advisor’s parent.

Simultaneous Transactions

The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients.  When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client.   The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

ORGANIZATION

            The following is qualified in its entirety by reference to the Trust’s Declaration of Trust.

Description of Shares

            The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares.  Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class.  Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class.  Shareholders have no preemptive or conversion rights.  Shares are redeemable and transferable.

Voting Rights

            Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings.  At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of “NAV” applicable to such share.  Shares generally vote together as one class on all matters.  Classes of shares of the Fund have equal voting rights.  No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class.  Shares have non‑cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

            After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

            The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

            The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act (“Code of Ethics”).  Each of these Codes of Ethics permits Fund personnel to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts and is on file with, and available from, the SEC.

Shareholder Liability

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund.  However, the Agreement and Declaration of Trust states that no shareholder shall be personally liable for the debts, liabilities, obligations and expense incurred by, contracted for, or otherwise existing with respect to the Fund and provides that notice of such disclaimer may be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees.  The Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for any obligation or liability of the Fund solely by reason of being or having been a shareholder.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is generally limited to the circumstances in which the Fund would be unable to meet its obligations.

INVESTMENT ADVISORY AGREEMENT

            On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund’s investment advisor (the "Advisory Agreement").  Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets.  The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

              The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing  annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see “Expenses” in Part 1 of this SAI.

            The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares.  In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares.  The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

            For a discussion regarding the considerations of the Fund's Board of Trustees for approving or renewing the Fund's investment advisory agreement, please see either the Fund's Annual Report or Semi Annual Report immediately following the renewal of the Fund's contract for the most recent fiscal period.

Transactions Among Advisory Affiliates

            The Trust has adopted procedures pursuant to Rule 17a‑7 of the 1940 Act ("Rule 17a‑7 Procedures").  The Rule 17a‑7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor.  The Rule 17a‑7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor.  The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

PORTFOLIO MANAGERS

            The Fund invests all of its assets directly in Asset Allocation Trust. GMO is the investment adviser to Asset Allocation Trust.  Day-to-day management of Asset Allocation Trust is the responsibility of GMO's Asset Allocation Division. The Division's members work collaboratively to manage Asset Allocation Trust's portfolio, and no one person is primarily responsible for day-to-day management of Asset Allocation Trust.

            The following table sets forth additional information about Mr. Inker, the senior member of the Asset Allocation Division responsible for coordinating Asset Allocation Trust’s overall portfolio management.  The information provided is as of December 31, 2005.

Senior Member Asset Allocation Trust	Registered investment companies managed (including other non-GMO mutual fund subadvisory relationships)		Other pooled investment vehicles managed (world-wide)		Separate accounts managed (world-wide)
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Ben Inker	9	$13,318,677,144.35	3	$4,594,466,665.65	171	$12,485,471,379.97
	Registered investment companies managed for which GMO receives a performance-based fee (including non-GMO mutual fund subadvisory relationships)		Other pooled investment vehicles managed (world-wide) for which GMO receives a performance-based fee		Separate accounts managed (world-wide) for which GMO receives a performance-based fee
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Ben Inker	0	0	3	$4,594,466,665.65	65	$5,554,619,070.13

            Because the senior member manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the fund and such other accounts.  GMO believes several factors limit those conflicts. First, GMO maintains trade allocation policies which seek to ensure such conflicts are managed appropriately.  Second, where similar accounts are traded in a common trading environment, performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts.  Third, GMO’s investment divisions and Investment Analysis team periodically examine performance dispersion among accounts employing the same investment strategy but with different fee structures to ensure that any divergence in expected performance is adequately explained by differences in the client’s investment guidelines and timing of cash flows.  Fourth, the fact that the investment programs of the Trust and other similar accounts are determined based on quantitative models imposes discipline and constraint on GMO’s investment decisions.

            Senior members of each division are members (partners) of GMO.  Compensation for the senior member consists of a fixed annual base salary, a partnership interest in the firm’s profits and possibly an additional, discretionary, bonus related to the senior member’s contribution to GMO’s success.  The compensation program does not disproportionately reward outperformance by higher fee/performance fee products.  GMO’s Compensation Committee determines the senior member’s base salary taking into account current industry norms and market data to ensure that GMO pays a competitive base salary.  The Compensation Committee also determines the level of partnership interest, taking into account the senior member’s contribution to GMO and GMO’s mission statement.  The Committee may decide to pay a discretionary bonus to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market.  Because each member’s compensation is based on his individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation.  GMO membership interests are the primary incentive for persons to maintain employment with GMO.  GMO believes this is the best incentive to maintain stability of portfolio management personnel.

            The senior member has no beneficial interest in the Trust’s shares.

MANAGEMENT OF THE TRUST

The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders.  The Trustees meet periodically throughout the year to oversee the Fund’s activities, reviewing, among other things, the Fund’s performance and its contractual arrangements with various service providers.  Each Trustee is paid a fee for his or her services.  See “Expenses-Trustee Compensation” in Part 1 of this SAI.

            The Trust has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment advisor or its affiliates.  The Executive Committee also functions as the Nominating Committee, the 15(c) Committee and the Qualified Legal Compliance Committee.  For the fiscal year ended December 31, 2005, the Executive Committee held 21 committee meetings.

            The Nominating Committee is responsible for nominating candidates for election to the Board of Trustees by the full Board.  The Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as it deems appropriate, including EIMC.  The Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of a Fund.  Shareholder recommendations should be sent to the attention of the Committee in care of the Fund’s Secretary and should include biographical information, including the proposed nominee’s business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable.

            The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act.  It may request information from and submit questions to the Fund's investment advisor and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts.

The Qualified Legal Compliance Committee is responsible for the establishment of written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund.  The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation.  If it is determined that there has been a material violation, the Committee is responsible for informing the Fund’s chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

The Trust has an Audit Committee which consists of Shirley L. Fulton, K. Dun Gifford, Gerald M. McDonnell, William W. Pettit and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee.  The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. For the fiscal year ended December 31, 2005, the Audit Committee held 5 committee meetings.

            The Trust has a Distribution and Shareholder Service Committee which consists of Dr. Leroy Keith, David Richardson, Gerald McDonnell and the Chairman of the Committee, Richard Wagoner. The Distribution and Shareholder Service Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are marketed and sold; expenditures by the Funds’ distributor of amounts paid under the Funds’ Rule 12b-1 plans; the nature and quality of services provided by the Funds’ transfer agent; and the overall level of servicing provided to shareholders in the Funds.   For the fiscal year ended December 31, 2005, the Distribution and Shareholder Service Committee held 3 committee meetings.

The Trust has a Litigation Oversight Committee which consists of the members of the Executive Committee, Shirley L. Fulton and William W. Pettit. The Litigation Oversight Committee oversees and assists Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds.   For the fiscal year ended December 31, 2005, the Litigation Oversight Committee held 3 committee meetings.

            The Trust has a Performance Committee which consists of Dr. Russell A. Salton, III, Dr. Leroy Keith, David M. Richardson, Richard Wagoner and the Chairman of the Committee, Richard J. Shima.  The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. For the fiscal year ended December 31, 2005, the Performance Committee held 5 committee meetings.

            The Trust has a Pricing Committee which consists of the members of the Executive Committee and the Chairman of the Audit Committee.  In furtherance of the Board’s responsibilities under the 1940 Act to determine in good faith the fair value of securities and assets for which market quotations are not readily available or are not reliable, the Pricing Committee is responsible for reviewing issues and activities relating to pricing. For the fiscal year ended December 31, 2005, the Pricing Committee held 14 committee meetings.

            Set forth below are the Trustees of each of the fourteen Evergreen Trusts.  Unless otherwise indicated, the address for each Trustee is P.O. Box 20083, Charlotte, North Carolina 28202. All shareholder communications should be sent to this address.

Independent Trustees:

Name and

Date of Birth	Position with Trust	Beginning Year of Term of Office1	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds Complex as of 12/31/2005	Other Directorships held outside of Evergreen Funds Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	90	None
Shirley L. Fulton DOB: 1/10/1952	Trustee	2004	Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC	90	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director, Diversapack Co. (packaging company); Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services; Former Trustee, Mentor Funds and Cash Resource Trust	90	Trustee, Phoenix Funds Family (consisting of 51 portfolios)
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Manager of Commercial Operations, SMI Steel Co. - South Carolina (steel producer); Former Trustee, Mentor Funds and Cash Resource Trust	90	None
William Walt Pettit DOB: 8/26/1955	Trustee	1984	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director, National Kidney Foundation of North Carolina, Inc.; Member, Superior Land, LLC; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

David M. Richardson

DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Dr. Russell A. Salton, III

DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource Associates, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	90	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Director and Chairman, Branded Media Corporation (multi-media branding company); Attorney, Law Offices of Michael S. Scofield; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Richard J. Shima

DOB: 8/11/1939	Trustee	1993	Independent Consultant; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

Interested Trustee:

Richard K. Wagoner, CFA2 DOB: 12/12/1937	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Trustee, Mentor Funds and Cash Resource Trust	90	None

1      Each Trustee, except Ms. Fulton, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Fulton's initial term ends March 31, 2007 at which time she may be re-elected by Trustees to serve until her death, resignation, retirement or removal from office by the Trustees.

2      Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to the Evergreen funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

            Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested. Amounts reflected include amounts received through the Trustees’ Deferred Compensation Plan. The table shows the dollar range of each Trustee’s investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2005.

Trustee

	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Funds Complex
Charles A. Austin III	Evergreen Aggressive Growth Fund1	$50,001-$100,000	Over $100,000
	Evergreen Core Bond Fund1	$10,001-$50,000
	Evergreen Equity Income Fund1	$50,001-$100,000
	Evergreen Growth Fund1	$50,001-$100,000
	Evergreen Health Care Fund2	Over $100,000
	Evergreen International Equity Fund1	$10,001-$50,000
	Evergreen Large Cap Value Fund1	$10,001-$50,000
	Evergreen Mid Cap Growth Fund1	Over $100,000
	Evergreen Money Market Fund	Over $100,000
	Evergreen Omega Fund2	$50,001-$100,000
Shirley L. Fulton	Evergreen Asset Allocation Fund1	$10,001-$50,000	$50,001-$100,000
	Evergreen Growth Fund	$1-$10,000
	Evergreen Health Care Fund1	$10,001-$50,000
	Evergreen International Equity Fund1	$10,001-$50,000
K. Dun Gifford	Evergreen Fundamental Large Cap Fund	$10,001-$50,000	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
Dr. Leroy Keith, Jr.	Evergreen Asset Allocation Fund	$1-$10,000	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Limited Duration Fund	$10,001-$50,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Omega Fund	$1-$10,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Gerald M. Mc Donnell3	Evergreen Adjustable Rate Fund	$10,001-$50,000	Over $100,000
	Evergreen Asset Allocation Fund1	$50,001-$100,000
	Evergreen Balanced Fund1	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Fundamental Large Cap Fund2	Over $100,000
	Evergreen Global Large Cap Equity Fund1	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Large Cap Value Fund1	$50,001-$100,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Money Market Fund2	Over $100,000
	Evergreen Omega Fund1	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$1-$10,000
	Evergreen Strategic Municipal Bond Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$1-$10,000
William Walt Pettit	Evergreen Aggressive Growth Fund	$1-$10,000	Over $100,000
	Evergreen Asset Allocation Fund1	$1-$10,000
	Evergreen Emerging Growth Fund1	$1-$10,000
	Evergreen Emerging Markets Growth Fund	$1-$10,000
	Evergreen Equity Income Fund2	$1-$10,000
	Evergreen Fundamental Large Cap Fund2	Over $100,000
	Evergreen Global Large Cap Equity Fund	$1-$10,000
	Evergreen Global Opportunities Fund1	Over $100,000
	Evergreen Growth Fund1	Over $100,000
	Evergreen Health Care Fund1	Over $100,000
	Evergreen International Equity Fund1	$1-$10,000
	Evergreen Large Cap Equity Fund1	Over $100,000
	Evergreen Large Cap Value Fund1	$1-$10,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications Fund1	Over $100,000
David M. Richardson	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Managed Income Fund	$50,001-$100,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Special Values Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Dr. Russell A. Salton, III	Evergreen Asset Allocation Fund1	Over $100,000	Over $100,000
	Evergreen Global Opportunities Fund1	Over $100,000
	Evergreen Large Cap Value Fund1	Over $100,000
Michael S. Scofield	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Aggressive Growth Fund	$10,001-$50,000
	Evergreen Balanced Fund2	Over $100,000
	Evergreen Core Bond Fund1	$50,001-$100,000
	Evergreen Disciplined Value Fund	$10,001-$50,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Special Equity Fund	$10,001-$50,000
	Evergreen Treasury Money Market Fund	$1-$10,000
	Evergreen Utilities and Telecommunications Fund	$10,001-$50,000
Richard J. Shima	Evergreen Asset Allocation Fund1	Over $100,000	Over $100,000
	Evergreen Balanced Fund	$50,001-$100,000
	Evergreen Connecticut Municipal Bond Fund	$50,001-$100,000
	Evergreen Global Large Cap Equity Fund	Over $100,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Income Advantage Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Large Cap Value Fund1	Over $100,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Richard K. Wagoner	Evergreen Equity Income Fund	Over $100,000	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Mid Cap Growth Fund	$50,001-$100,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Municipal Money Market Fund	$1-$10,000
	Evergreen Omega Fund	Over $100,000
	Evergreen Special Values Fund	Over $100,000
	Evergreen Utilities and High Income Fund	$1-$10,000

1      Invested through the Trustees’ Deferred Compensation Plan.  The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account.  The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.

2      Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. Austin – Evergreen Health Care Fund, $10,001 - $50,000; Evergreen Omega Fund, $10,001 - $50,000. Mr. McDonnell – Evergreen Fundamental Large Cap Fund, $10,001 - $50,000 and Evergreen Money Market Fund, $1 - $10,000. Mr. Pettit – Evergreen Equity Income Fund, $1 - $10,000; Evergreen Fundamental Large Cap Fund, $10,001 - $50,000; Evergreen Global Large Cap Equity Fund, $1 - $10,000. Mr. Scofield – Evergreen Balanced Fund, $10,001-$50,000.

3      In addition to the amounts shown in the table, Mr. McDonnell has $10,001-$50,000 invested in a 529 Education Savings Plan which may from time to time invest in certain of the Evergreen funds.

Set forth below are the officers of each of the fourteen Evergreen Trusts.

Name, Address and Date of Birth	Position with Trust	Principal Occupation for Last Five Years
Dennis H. Ferro 401 S. Tryon Charlotte, NC 28288 DOB: 6/20/1945	President since 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.
Kasey Phillips 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1970	Treasurer since 2005

Principal Occupations: Senior Vice President, Evergreen Investment Services, Inc.; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Jeremy DePalma 200 Berkeley Street Boston, MA 02116 DOB: 2/5/1974	Treasurer since 2005	Principal Occupations: Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116 DOB: 4/20/1960	Secretary since 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
James Angelos 200 Berkeley Street Boston, MA 02116 DOB: 9/2/47	Chief Compliance Officer since 2004	Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co, Inc; Former Director of Compliance, Evergreen Investment Services, Inc.

Officers and certain Trustees of the Funds may be affiliated persons of the Funds and an affiliated person of EIMC or EIS by virtue of their positions as an officer or employee of EIMC or EIS.

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS

            A complete listing of portfolio holdings for every Fund as of the calendar quarter end will be available to the public approximately 15 calendar days after the calendar quarter end. Such listing to be posted to EvergreenInvestments.com as soon after the 15 days as possible. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, posted to EvergreenInvestments.com within approximately 15 calendar days after the month end.  Once released to the web, there are no restrictions on providing the data to any shareholder or external party.

            Except as described below, no other dissemination of portfolio holdings is allowed to any shareholder, potential shareholder or party external to Evergreen except those disclosed below and disseminations (i) required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. Institutional investment consultants are those organizations who utilize fund holdings data and characteristics such as beta, P/E ratio, etc. to screen investment vehicles for their large, institutional clients.  These consultants typically compare the Funds against other investment firms’ products to see which is most suitable for the clients.  In presentations to clients, these consultants will sometimes provide data regarding the Funds and how they compared to products of other investment advisors.  The confidentiality agreements applicable to these situations preclude these firms from providing any client with holdings data until the 15th calendar day after quarter end when the data is available to the public.

            This policy applies to affiliates of Evergreen such as Wachovia Trust and Wachovia Securities.  Officers of the Funds may authorize disclosure of the Fund’s portfolio securities in accordance with this policy.  The Fund’s Board reviewed this policy and has designated a chief compliance officer to be responsible for monitoring compliance with the policy.  The chief compliance officer reports directly to the Board.

            As of April 1, 2006, the Funds had ongoing arrangements with the following recipients to make available non-public portfolio holdings information relating to the Fund:

Recipient	Purpose	Timing
State Street Bank and Trust Company	Fund’s custodian	Daily
KPMG LLP	Fund’s independent registered public accounting firm	As necessary in connection with financial statements and SEC filings
EIS	Fund’s administrator	Daily
ESC	Fund’s transfer agent	Quarterly
EIMC	Fund’s investment advisor	Daily
GMO	Asset Allocation Trust’s investment advisor	Daily
Moody's Investor Services, Inc.	Provides rating services for the Fund	Weekly
Capital Access International	Analytical	Monthly
Lipper	Analytical	Monthly
Northern Trust Company	Analytical	Monthly
Thomson Financial, Inc.	Analytical	Monthly
Wachovia Fiduciary Compliance	Compliance Filings	Quarterly

            Once portfolio holdings information is made public, there are no restrictions on providing the data to any shareholder or other party.

CORPORATE AND MUNICIPAL BOND RATINGS

The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns.  A rating is an opinion of an issuer’s ability to pay interest and/or principal when due.  Ratings reflect an issuer’s overall financial strength and whether it can meet its financial commitments under various economic conditions.

If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody’s.  The Fund may also rely on ratings provided by Fitch.  Rating systems are similar among the different services.  As an example, the chart below compares basic ratings for long-term bonds.  The “Credit Quality” terms in the chart are for quick reference only.  Following the chart are the specific definitions each service provides for its ratings.

COMPARISON OF LONG-TERM BOND RATINGS

MOODY’S	S&P	FITCH	Credit Quality
Aaa	AAA	AAA	Excellent Quality (lowest risk) *
Aa	AA	AA	Almost Excellent Quality (very low risk) *
A	A	A	Good Quality (low risk) *
Baa	BBB	BBB	Satisfactory Quality (some risk) *
Ba	BB	BB	Questionable Quality (definite risk) **
B	B	B	Low Quality (high risk) **
Caa/Ca/C	CCC/CC/C	CCC/CC/C	In or Near Default **
	D	DDD/DD/D	In Default **

* Consider investment grade.

** Considered below investment grade.

CORPORATE BONDS

LONG-TERM RATINGS

Moody’s Corporate Long-Term Bond Ratings

Aaa  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”   Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are ratedA possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CC, and C are regarded as having significant speculative characteristics.  BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action.  An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C       High default risk.  Default is a real possibility.  Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D       Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.  “DD” indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this categoryhave defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

CORPORATE SHORT-TERM RATINGS

Moody’s Corporate Short-Term Issuer Ratings

Prime-1  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C  A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

MUNICIPAL BONDS

LONG-TERM RATINGS

Moody’s Municipal Long-Term Bond Ratings

Aaa  Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds ratedA possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CC and C are regarded as having significant speculative characteristics.   BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D  Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations.  Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

SHORT-TERM MUNICIPAL RATINGS

Moody’s Municipal Short-Term Issuer Ratings

Prime-1   Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Municipal Short-Term Loan Ratings

MIG 1  This designation denotes best quality.  There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2  This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3  This designation denotes favorable quality.  Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG  This designation denotes speculative quality.  Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1   This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated A-1.

A-3  Issues carrying this designation have an adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B  Issues rated B are regarded as having only speculative capacity for timely payment.

C  This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1  Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

ADDITIONAL INFORMATION

            Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

            No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EIS, and no person is entitled to rely on any information or representation not contained therein.

            The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

Appendix A

Evergreen Investment Management Company, LLC

Proxy Voting Policy and Procedures

ISS Proxy Voting Guidelines Summary

Statement of Principles

Evergreen Investment Management Company, LLC (EIMCO) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to EIMCO, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients’ best interest.

Proxy Voting Records

A copy of the proxy voting records indicating how the Evergreen funds voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2005 may be obtained, without charge, by visiting our website at EvergreenInvestments.com or the SEC’s website at http://www.sec.gov.

Corporate Governance Committee

EIMCO has established a corporate governance committee (Committee) which is a sub-committee of EIMCO’s Investment Policy Committee.  The Committee is responsible for approving EIMCO’s proxy voting policies and procedures, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis.  The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Conflicts of Interest

EIMCO recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients.  Such circumstances may include, but are not limited to, situations where EIMCO or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within EIMCO and Wachovia Corporation will prevent EIMCO from becoming aware of the relationship giving rise to the potential conflict of interest.  In such circumstances, EIMCO will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of EIMCO becomes aware of a potential conflict of interest, the Committee shall consult with EIMCO’s Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Proxy Voting Guideline Summary

I.          The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

·           Attend less than 75 percent of the board and committee meetings without a valid excuse

·           Implement or renew a dead-hand or modified dead-hand poison pill

·           Ignore a shareholder proposal that is approved by a majority of the shares outstanding

·           Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

·           Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

·           Are inside directors and sit on the audit, compensation, or nominating committees

·           Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

Proposals Seeking a Majority of Independent Directors

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office

Vote against shareholder proposals to limit the tenure of outside directors.

Age Limits

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Charitable Contributions

Vote against proposals regarding charitable contributions.

II.         Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

III.        Auditors

Ratifying Auditors

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent registered public accounting firm has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

IV.       Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company’s other governance provisions.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.        Tender Offer Defenses

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Vote against dual-class exchange offers.

Vote against dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock Issues for other than general corporate purposes.

VI.       Miscellaneous Governance Provisions

Confidential Voting

Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Equal Access

Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

VII.      Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for Issue.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for Issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a case-by-case basis proposals to increase common and/or preferred shares and to Issue shares as part of a debt restructuring plan. Consider the following Issues: Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control—Will the transaction result in a change in control of the company? Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

·           adverse governance changes

·           excessive increases in authorized capital stock

·           unfair method of distribution

·           diminution of voting rights

·           adverse conversion features

·           negative impact on stock option plans

·           other alternatives such as spinoff

VIII.     Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case-by-case basis.

Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s new rules, Evergreen will value every award type. Evergreen will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Evergreen determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and (3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. Evergreen will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

Director Compensation

Votes on stock-based plans for directors are made on a case-by-case basis.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-Related Compensation Proposals:

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

IX.       State of Incorporation

Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis.

X.        Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Vote for changing the corporate name.

XI.       Mutual Fund Proxies

Election of Directors

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

·           attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business.  Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

·           ignore a shareholder proposal that is approved by a majority of shares outstanding

·           ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

·           are interested directors and sit on the audit or nominating committee

·           are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the Issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares

Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a case-by-case basis, considering the following factors: fund’s target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote against proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund’s target market.

Disposition of Assets/Termination/Liquidation

Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company’s past performance; and terms of the liquidation.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund

Vote reincorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund’s Subclassification

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote against these proposals.

Distribution Agreements

Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor’s reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure

Vote for the establishment of a master-feeder structure.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers

Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

Shareholder Proposals

Establish Director Ownership Requirement

Vote against the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund’s NAV and the history of shareholder relations.

XII.      Social and Environmental Issues

Energy and Environment

In most cases, Evergreen refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders’ environmental concerns.

South Africa

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to South Africa.

Generally, vote for disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

In most cases, Evergreen refrains from providing a vote recommendation on  proposals pertaining to the MacBride Principles.

Generally, vote for disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

Military Business

In most cases, Evergreen refrains from providing a vote recommendation on  defense Issue proposals.

Generally, vote for disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies

In most cases, Evergreen refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

World Debt Crisis

In most cases, Evergreen refrains from providing a vote recommendation on proposals dealing with third world debt.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

In most cases, Evergreen refrains from providing a vote recommendation on  proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

Animal Rights

In most cases, Evergreen refrains from providing a vote recommendation on proposals that deal with animal rights.

Product Integrity and Marketing

In most cases, Evergreen refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

Generally, vote for disclosure reports that seek additional information regarding product integrity and marketing Issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources issues

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding human resources Issues.

Generally, vote for disclosure reports that seek additional information regarding human resources Issues, particularly when it appears companies have been unresponsive to shareholder requests.

EVERGREEN EQUITY TRUST

PART C

OTHER INFORMATION

Item 22.    Exhibits

Unless otherwise indicated, each of the Exhibits listed below is filed herewith.

Number	Exhibit Description	Location

(a)	Amended and Restated Declaration of Trust	Incorporated by reference to Registrant's Post-Effective Amendment No. 61 Filed on July 29, 2003

(b)	Amended and Restated By-laws	Incorporated by reference to Registrant's Post-Effective Amendment No. 30 Filed on January 26, 2001

(c)

Provisions of instruments defining the rights of holders of the securities being registered are contained in the Declaration of Trust Articles II, III.(6)(c), IV.(8), V, VI, VI.(3), VII, VIII and By-laws Articles II, III and VIII.

Included as part of Exhibit A and B above

(d)(1)	Investment Advisory and Management Agreement between the Registrant and Evergreen Investment Management Company, LLC (dated 9/18/1997)	Contained herein

(d)(2)	Investment Advisory and Management Agreement between the Registrant and Evergreen Investment Management Company, LLC (dated 6/16/2005)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 95 Filed on April 27, 2006

(d)(3)	Sub-advisory Agreement between Evergreen Investment Management Company, LLC and Tattersall Advisory Group, Inc. (Evergreen Balanced Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 32 Filed on July 26, 2001

(d)(4)	Sub-advisory Agreement between Evergreen Investment Management Company, LLC and J.L. Kaplan Associates, LLC (Evergreen Small Cap Value Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 61 Filed on July 29, 2003

(d)(5)	Sub-advisory Agreement between Evergreen Investment Management Company, LLC and Metropolitan West Capital Management, LLC (Evergreen Intrinsic Value Fund)	To be filed by amendment

(d)(6)	Letter Amendment to Sub-Advisory Agreement between Evergreen Investment Management Company, LLC and Grantham, Mayo, Van Otterloo & Co. (Evergreen Large Cap Value Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 66 Filed on January 28, 2004

(d)(7)	Letter Amendment to Sub-Advisory Agreement between Evergreen Investment Management Company, LLC and J.L. Kaplan Associates, LLC (Evergreen Small Cap Value Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 66 Filed on January 28, 2004

(d)(8)	Letter Amendment to Sub-Advisory Agreement between Evergreen Investment Management Company, LLC and Tattersall Advisory Group, Inc. (Evergreen Balanced Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 66 Filed on January 28, 2004

(e)(1)	Principal Underwriting Agreement between the Registrant and Evergreen Investment Services, Inc.	Incorporated by reference to Registrant’s Post-Effective Amendment No. 95 Filed on April 27, 2006

(e)(2)	Principal Underwriting Agreement between the Registrant and Kokusai Securities Company Limited	Incorporated by reference to Registrant's Post-Effective Amendment No. 6 Filed on July 31, 1998

(e)(3)	Specimen Copy of Dealer Agreement used by Evergreen Investment Services, Inc. as of May 1, 2004	Incorporated by reference to Registrant's Post-Effective Amendment No. 70 Filed on July 29, 2004

(e)(4)	Principal Underwriting Agreement between the Registrant and Nomura Securities Company	Incorporated by reference to Registrant's Post-Effective Amendment No. 6 Filed on July 31, 1998

(f)	Deferred Compensation Plan	Incorporated by reference to Registrant's Post-Effective Amendment No. 30 Filed on January 26, 2001

(g)(1)	Custodian Agreement between the Registrant and State Street Bank and Trust Company (as amended July 2000 and June 2001)	Incorporated by reference to Registrant's Post-Effective Amendment No. 36 Filed on February 28, 2002

(g)(2)	Letter Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company (Evergreen Small Cap Value Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 54 Filed on January 28, 2003

(g)(4)	Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Disciplined Value Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 79 Filed on March 18, 2005

(g)(5)	Amended Pricing Schedule to Custodian Agreement between the Registrant and State Street Bank and Trust Company	Incorporated by reference to Registrant's Post-Effective Amendment No. 54 Filed on January 28, 2003

(g)(6)	Form of Letter Amendment to Custodian Agreement between (Evergreen Small-Mid Growth Fund, Evergreen Disciplined Small-Mid Value Fund, Evergreen Envision Funds)	Incorporated by reference to Registrant's Post-Effective Amendment No. 82 Filed on July 8, 2005

(h)(1)	Master Administrative Services Agreement between Evergreen Investment Services, Inc. and the Registrant	Incorporated by reference to Registrant's Post-Effective Amendment No. 94 Filed on March 1, 2006

(h)(2)	Master Transfer and Recordkeeping Agreement between the Registrant and Evergreen Service Company, LLC	Incorporated by reference to Registrant's Post-Effective Amendment No. 94 Filed on March 1, 2006

(h)(3)	Tax Services Administration Agreement between Evergreen Investment Services, Inc. and State Street Bank and Trust Company.	Incorporated by reference to Registrant's Post-Effective Amendment No. 94 Filed on March 1, 2006

(i)(1)	Opinion and Consent of Sullivan & Worcester LLP	Incorporated by reference to Post-Effective Amendment No. 2 Filed on December 12, 1997

(i)(2)	Opinion and Consent of Sullivan & Worcester LLP	Incorporated by reference to Registrant's Post-Effective Amendment No. 19 Filed on October 14, 1999

(j)(1)	Consent of KPMG LLP (Evergreen Asset Allocation Fund)	Contained herein

(j)(2)	Consent of KPMG LLP (Evergreen Sector Funds)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 93 Filed on February 27, 2006

(j)(3)	Consent of KPMG LLP (Evergreen Domestic Equity Funds I)	Incorporated by reference to Registrant's Post-Effective Amendment No. 92 Filed on January 31, 2005

(j)(4)	Consent of KPMG LLP (Evergreen Domestic Equity Funds II)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 90 Filed on November 22, 2005

(j)(5)	Consent of KPMG LLP (Evergreen Equity Index Funds)	Incorporated by reference to Registrant's Post-Effective Amendment No. 71 Filed on September 30, 2004

(j)(6)	Consent of KPMG LLP (Evergreen Balanced Fund)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 83 Filed on July 29, 2005

(k)	Not applicable

(l)	Not applicable

(m)(1)	Distribution Plan for Class A	Incorporated by reference to Registrant’s Post-Effective Amendment No. 95 Filed on April 27, 2006

(m)(2)	Distribution Plan for Class B	Incorporated by reference to Registrant’s Post-Effective Amendment No. 95 Filed on April 27, 2006

(m)(3)	Distribution Plan for Class C	Incorporated by reference to Registrant’s Post-Effective Amendment No. 95 Filed on April 27, 2006

(m)(4)	Distribution Plan for Class R	Incorporated by reference to Registrant's Post-Effective Amendment No. 64 Filed on October 7, 2003

(n)	Multiple Class Plan	Incorporated by reference to Registrant's Post-Effective Amendment No. 65 Filed on November 24, 2003

(o)	Not applicable

(p)(1)	Code of Ethics - Evergreen Investment Management Company, LLC and J.L. Kaplan Associates, LLC	Incorporated by reference to Registrant's Post-Effective Amendment No. 77 Filed on February 25, 2005

(p)(2)	Code of Ethics (Evergreen Funds)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 95 Filed on April 27, 2006

(p)(3)	Code of Ethics - Grantham, Mayo, Van Otterloo & Co. (Sub-advisor to Evergreen Large Cap Value Fund)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 90 Filed on November 22, 2005

(p)(4)	Code of Ethics of Tattersall Advisory Group, Inc. (Sub-advisor to Evergreen Balanced Fund)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 90 Filed on November 22, 2005

(p)(5)	Code of Ethics of Metropolitan West Capital Management, LLC (Sub-advisor to Evergreen Intrinsic Value Fund)	To be filed by amendment

Item 23.       Persons Controlled by or Under Common Control with Registrant.

None

Item 24.       Indemnification.

Registrant has obtained from a major insurance carrier a trustees and officers liability policy covering certain types of errors and omissions. Provisions for the indemnification of the Registrant's Trustees and officers are also contained in the Registrant's Declaration of Trust.

Provisions for the indemnification of the Registrant's Investment Advisors and Sub-Advisors are contained in their respective Investment Advisory and Management Agreements and Sub-Advisory Agreements.

Provisions for the indemnification of Evergreen Investment Services, Inc., the Registrant's principal underwriter and administrator, are contained in the Principal Underwriting Agreement and Master Administrative Services Agreement, respectively, between Evergreen Investment Services, Inc. and the Registrant.

Provisions for the indemnification of Evergreen Service Company, LLC, the Registrant's transfer agent, are contained in the Master Transfer and Recordkeeping Agreement between Evergreen Service Company, LLC and the Registrant.

Provisions for the indemnification of State Street Bank and Trust Co., the Registrant's custodian, are contained in the Custodian Agreement between State Street Bank and Trust Co. and the Registrant.

Provisions for the indemnification of State Street Bank and Trust Co., the Registrant's financial administrator, are contained in the Tax Services Administration Agreement between State Street Bank and Trust Co. and the Registrant.

Item 25.       Business or Other Connections of Investment Advisor.

The Directors and principal executive officers of Wachovia Bank, N.A. are:

G. Kennedy Thompson	Chairman, Chief Executive Officer and Director, Wachovia Corporation and Wachovia Bank, N.A.

Mark C. Treanor	Executive Vice President, Secretary & General Counsel, Wachovia Corporation; Secretary and Executive Vice President, Wachovia Bank, N.A.

Thomas J. Wurtz	Senior Executive Vice President and Chief Financial Officer, Wachovia Corporation and Wachovia Bank, N.A.

All of the above persons are located at the following address: Wachovia Bank, N.A., One Wachovia Center, 301 S. College St., Charlotte, NC 28288-0630.

The information required by this item with respect to Evergreen Investment Management Company, LLC is incorporated by reference to the Form ADV (File No. 801-8327) of Evergreen Investment Management Company, LLC.

The information required by this item with respect to Tattersall Advisory Group, Inc. is incorporated by reference to the Form ADV (File No. 801-53633) of Tattersall Advisory Group, Inc.

The information required by this item with respect to J.L. Kaplan Associates, LLC is incorporated by reference to the Form ADV (File No. 804-11802) of J.L. Kaplan Associates, LLC.

The information required by this item with respect to Grantham, Mayo, Van Otterloo & Co. is incorporated by reference to the Form ADV (File No. 804-15028) of Grantham, Mayo, Van Otterloo & Co.

The information required by this item with respect to Metropolitan West Capital Management, LLC is incorporated by reference to the Form ADV (File No. 801-59001) of Metropolitan West Capital Management, LLC.

Item 26.       Principal Underwriter.

Evergreen Investment Services, Inc. acts as principal underwriter for each registered investment company or series thereof that is a part of the Evergreen "fund complex" as such term is defined in Item 22(a) of Schedule 14A under the Securities Exchange Act of 1934.

Information on the officers and directors of EIS is set forth below.  The principal business address is 200 Berkeley Street, Boston, Massachusetts 02116-5034:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Funds

Peter W. Brennan	Senior Vice President	None
Maryann Bruce	President	None
Timothy F. Curtin	Senior Vice President	None
Dennis H. Ferro	Director	President
Michael H. Koonce	Senior Vice President, General Counsel and Secretary	Secretary
Matthew C. Moss	Senior Vice President, Treasurer and Chief Financial Officer	None
W. Douglas Munn	Director	None

Item 27.       Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Evergreen Investment Services, Inc., Evergreen Service Company, LLC and
Evergreen Investment Management Company, LLC, all located at
200 Berkeley Street, Boston, Massachusetts 02116-5034.

Wachovia Bank, N.A., One Wachovia Center, 301 S. College
Street, Charlotte, North Carolina 28288-0630.

Iron Mountain, 3431 Sharp Slot Road, Swansea, Massachusetts 02777.

State Street Bank and Trust Company, 2 Heritage Drive, North Quincy,
Massachusetts 02171.

Tattersall Advisory Group, Inc., 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

J.L. Kaplan Associates, LLC, 222 Berkeley Street, Boston, Massachusetts, 02116.

Grantham, Mayo, Van Otterloo & Co., 40 Rowes Wharf, Boston, Massachusetts, 02110

Metropolitan West Capital Management, LLC., 610 Newport Center Drive, Newport Beach, California  92660

Item 28.       Management Services.

Not Applicable

Item 29.       Undertakings.

The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

NOTICE

A copy of the Certificate of Trust of Evergreen Equity Trust (the "Trust"), together with all amendments thereto, is on file with the Secretary of State of The State of Delaware and notice is hereby given that this instrument is executed on behalf of the Trust by trustees and officers of the Trust as officers and trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the officers or trustees of the Trust or shareholders individually or of any series of the Trust individually but are binding only upon the assets and property of the Trust or the relevant series.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 28th day of April 2006.

EVERGREEN EQUITY TRUST
By: /s/ Michael H. Koonce
Name: Michael H. Koonce
Title: Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of April 2006.

/s/ Dennis H. Ferro	/s/ Michael H. Koonce	/s/ Jeremy DePalma
Dennis H. Ferro*	Michael H. Koonce*	Jeremy DePalma*
President	Secretary	Treasurer
(Chief Executive Officer) (Chief Investment Officer)		(Principal Financial and Accounting Officer)

/s/ Charles A. Austin, III	/s/K. Dun Gifford	/s/ William Walt Pettit
Charles A. Austin III*	K. Dun Gifford*	William Walt Pettit*
Trustee	Trustee	Trustee

/s/ Gerald M. McDonnell	/s/ Russell A. Salton, III MD	/s/ Richard K. Wagoner
Gerald M. McDonnell*	Russell A. Salton, III MD*	Richard K. Wagoner*
Trustee	Trustee	Trustee

/s/ Michael S. Scofield	/s/ David M. Richardson	/s/ Leroy Keith, Jr.
Michael S. Scofield*	David M. Richardson*	Leroy Keith, Jr.*
Chairman of the Board	Trustee	Trustee
and Trustee

/s/ Richard J. Shima	/s/ Shirley L. Fulton
Richard J. Shima*	Shirley L. Fulton*
Trustee	Trustee

*By: /s/ Maureen E. Towle
Maureen E. Towle
Attorney-in-Fact

* Maureen E. Towle, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.

INDEX TO EXHIBITS
EXHIBIT NO.	EXHIBIT
(d)(1)	Investment Advisory and Management Agreement between the Registrant and Evergreen Investment Management Company, LLC (dated 9/18/1997)
(j)(1)	Consent of KPMG LLP (Asset Allocation Fund)